Registration No. 33-40823
811-6318

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☐
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. 52 ☑
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☑
Effective Amendment No. 52
(Check appropriate box or boxes)

Consulting Group Capital Markets Funds
(Exact Name of Registrant as Specified in Charter)

222 Delaware Avenue
Wilmington, Delaware 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code:
(888) 374-9999

CT Corp
155 Federal Street Suite 700
Boston, MA 02110
(Name and Address of Agent for Service)

Continuous
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☑	on December 29, 2009 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Consulting Group Capital Markets Funds Prospectus

» [December 29, 2009]

• • • • • • • • • • •	Large Capitalization Growth Investments

Large Capitalization Value Equity Investments

Small Capitalization Growth Investments

Small Capitalization Value Equity Investments

International Equity Investments

Emerging Markets Equity Investments

Core Fixed Income Investments

High Yield Investments

International Fixed Income Investments

Municipal Bond Investments

Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Consulting Group
Capital Markets Funds
Contents

Common Investment Strategies and Risks	2

Large Capitalization Growth Investments	3

Large Capitalization Value Equity Investments	7

Small Capitalization Growth Investments	10

Small Capitalization Value Equity Investments	13

International Equity Investments	17

Emerging Markets Equity Investments	21

Core Fixed Income Investments	25

High Yield Investments	30

International Fixed Income Investments	34

Municipal Bond Investments	38

Money Market Investments	41

The Manager	44

Asset allocation programs	51

Investment and account information	51

Account transactions	51

Valuation of shares	54

Dividends and distributions	54

Taxes	55

Financial highlights	57

Appendix A	A-1

Common Investment Strategies and Risks
About the Funds
The Consulting Group, a division of Consulting Group Advisory Services LLC (“CGAS” or the “Manager”) (formerly, Citigroup Investment Advisory Services LLC), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSB”), serves as the investment adviser for each series of the Consulting Group Capital Markets Funds (the “Trust,” and each series, a “Fund,” and collectively, the “Funds”). The Funds share a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds.
About the multi-manager strategy
The Manager screens approximately 500 registered investment advisory firms and tracks the performance of more than 10,000 advisory firms. The Manager continually evaluates the strength and performance of these firms, focusing on a number of key issues, including:
▶	level of expertise

▶	relative performance and consistency of performance

▶	strict adherence to investment discipline or philosophy

▶	personnel, facility and financial strength

▶	quality of service and communication
The Manager employs a rigorous evaluation process to select Sub-advisers that have distinguished themselves through consistent and superior performance. The Manager’s selection is subject to approval by the Board of Trustees of the Trust (“Board”). The Manager recommends the portion of assets of each Fund to be managed by each Sub-adviser and may adjust each allocation by up to 10% without Board approval.
Many of the Funds feature multiple Sub-advisers chosen to complement each other’s specific style of investing.
Common risks
Like all mutual funds, your investment in the Funds:
▶	may fluctuate, you may lose your investment or your investment may underperform as compared to other investments.

▶	is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal investment strategies and risks specific to each Fund follow this section. Information about each Sub-adviser is also provided. For more information about the Funds’ investments and portfolio management techniques, including risks, consult the Statement of Additional Information (“SAI”). To find out how to obtain an SAI, please turn to the back cover of this Prospectus.
2      Consulting Group Capital Markets

Large Capitalization Growth Investments
Investment objective
Capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies with market caps similar to companies in the Russell 1000® Growth Index. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions. Growth style focuses on companies with growth of revenue and earnings potential exceeding that of the average of the market as a whole.
     Delaware Management Company (“Delaware”) invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive end -market potential, superior business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $503 million to $458 billion as of September 30, 2009. Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. The percentage of the Fund’s assets allocated to Delaware is 30%.
     Frontier Capital Management Co., LLC (“Frontier”) seeks to invest primarily in equity securities of medium-sized companies believed to have attractive long-term capital appreciation potential. Frontier conducts in-depth fundamental research and selects securities using a bottom up approach. Frontier believes that growth must be purchased at a reasonable price. The percentage of the Fund’s assets allocated to Frontier is 5%.
     Wells Capital Management, Inc. (“WellsCap”) employs both proprietary screens and intensive grassroots research in order to identify high growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors. The team also analyzes the balance sheet and income statement to determine revenue and earnings drivers while paying close attention to cash flow and return on invested capital. The team believes that company dynamics and management are equally as important as balance sheet fundamentals. Finally, a strict valuation methodology is overlaid on every potential investment, and a target price is established. The portfolio composition is closely monitored, as the team believes that constructing a well-diversified portfolio further reduces risk while enhancing return. This is a three pronged process. First, 40%-50% of the portfolio is a core allocation to lower volatility companies with stable growth records and proven management teams. Second, 30%-40% is an allocation to developing growth companies with average volatility that are experiencing structural changes or that the team believes can capitalize on evolving opportunities. Finally, 10%-20% represents companies with a below average valuation and an above -average growth outlook where a near term catalyst is expected to enhance value. The percentage of the Fund’s assets allocated to WellsCap is 25%.
     Westfield Capital Management Company, L.P. (“Westfield”) seeks reasonably-priced stocks of companies with high foreseen earnings potential. The percentage of the Fund’s assets allocated to Westfield is 40%.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Stock market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Consulting Group Capital Markets      3

▶	Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

▶	Investment style risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on large cap and growth stocks. Both types of style tend to go in and out of favor. Additionally, the Fund generally will be more volatile than Large Capitalization Value Equity Investments because of the Fund’s focus on growth stocks.

▶	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser.
The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
Large Capitalization Growth Investments
Fund’s best and worst calendar quarters
Best: 26.04% in 4th quarter 1998; Worst: (22.46)% in 3rd quarter 2001
Year-to-date: ___% (through 3rd quarter 2009)
Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%	%
Russell 1000® Growth Index	%	%	%
Lipper Large Cap Growth Funds Average	%	%	%
4     Consulting Group Capital Markets

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Consulting Group Capital Markets      5

Benchmarks
The Fund’s benchmark is the Russell 1000® Growth Index. The benchmark is comprised of those Russell 1000® Index securities with greater than average growth orientation. The Russell 1000® Index is composed of the 1,000 largest U.S. companies by market capitalization. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Large Cap Growth Funds Average. The Lipper Large Cap Growth Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap growth funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P 500® Index.
Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses	%
Acquired Fund fees and expenses	%
Total annual Fund operating expenses(1)	%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
6     Consulting Group Capital Markets

Large Capitalization Value Equity Investments
Investment objective
Total return, consisting of capital appreciation and dividend income.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies with market caps similar to those companies in the Russell 1000® Value Index. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions. Value style focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.
     Artisan Partners Limited Partnership (“Artisan”) seeks to construct a diversified portfolio of stocks of medium-sized U.S. companies that Artisan believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term. The percentage of the Fund’s assets allocated to Artisan is 5%.
     Cambiar Investors, LLC (“Cambiar”) seeks companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame. The percentage of the Fund’s assets allocated to Cambiar is 30%.
     Cullen Capital Management, LLC (“Cullen”) takes a long-term bottom-up approach to investing focusing on low price-to-earnings (“P/E”) and low price-to-book stocks with high yields and growing dividends. After conducting multiple internal research screens as well as trend analysis conducted on economic sectors and industry price momentum, Cullen narrows the potential universe of stocks from 6,000 to approximately 300. The final research step is the search for a catalyst for continued growth of earnings and dividends. The portfolio managers have a bias toward companies with low forward P/E ratios, high levels of corporate cash and low levels of debt. The percentage of the Fund’s assets allocated to Cullen is 25%.
     NFJ Investment Group LLC (“NFJ”) seeks undervalued stocks that are out of favor based on relative value in each industry. NFJ also seeks companies that pay or are expected to pay dividends. The percentage of the Fund’s assets allocated to NFJ is 40%.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Stock market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

▶	Investment style risk, which means large cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on large cap and value stocks. Both types of style tend to go in and out of favor. Undervalued companies may have recently experienced adverse business developments or other events that have caused their stocks to be out of favor. If a Sub-adviser’s assessment of the company is wrong, or if the market does not recognize the value of the company, the price of the company’s stock may fail to meet expectations.

▶	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser.
Consulting Group Capital Markets      7

The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
Large Capitalization Value Equity Investments
Fund’s best and worst calendar quarters
Best: 16.84% in 2nd quarter 2003; Worst: (19.69)% in 3rd quarter 2002
Year-to-date: ___% (through 3rd quarter 2009)
Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%	%
Russell 1000® Value Index	%	%	%
Lipper Large Cap Value Funds Average	%	%	%

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Benchmarks
The Fund’s benchmark is the Russell 1000® Value Index. The benchmark represents the stocks in the Russell 1000® Index with less than average growth orientation. The Russell 1000® Index includes the 1,000 largest U.S. companies by market capitalization. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper Large Cap Value Funds Average. The Lipper Large Cap Value Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500® Index.
8     Consulting Group Capital Markets

Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses	%
Acquired Fund fees and expenses
Total annual Fund operating expenses(1)	%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	%
Other expenses	%
Management fee waivers and reimbursements	%
Net annual Fund operating expenses	%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual cost may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
Consulting Group Capital Markets      9

Small Capitalization Growth Investments
Investment objective
Capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions. Growth style focuses on companies with growth of revenue and earnings potential exceeding that of the average of the market as a whole.
     Wall Street Associates (“Wall Street”) seeks companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Fund’s assets allocated to Wall Street is 50%.
     Westfield Capital Management Company, L.P. (“Westfield”) seeks reasonably-priced stocks of companies with high foreseen earnings potential. The percentage of the Fund’s assets allocated to Westfield is 50%.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Stock market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

▶	Investment style risk, which means small cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on small cap and growth stocks. Both types of style tend to go in and out of favor.

▶	Small cap risk, which refers to the fact that historically, small cap stocks have been riskier than large and mid cap stocks. Small cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small cap companies tend to have more limited product lines, capital resources and/or management depth. Small cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. At times, small cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate. Additionally, the Fund generally will be more volatile than large cap funds because of the Fund’s focus on small cap stocks. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

▶	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser.
10     Consulting Group Capital Markets

The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
Small Capitalization Growth Investments
Fund’s best and worst calendar quarters
Best: 36.13% in 4th quarter 1999; Worst: (29.83)% in 3rd quarter 2001
Year-to-date: ___% (through 3rd quarter 2009)
Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%	%
Russell 2000® Growth Index	%	%	%
Lipper Small Cap Growth Funds Average	%	%	%

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Benchmarks
The Fund’s benchmark is the Russell 2000® Growth Index. This index represents companies in the Russell 2000® Index with better than average growth orientation. The Russell 2000® Index includes the smallest 2000 U.S. companies out of the Russell 3000® universe. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper Small Cap Growth Funds Average. The Lipper Small Cap Growth Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small cap growth funds normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P SmallCap 600® Index.
Consulting Group Capital Markets      11

Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses	%
Acquired Fund fees and expenses
Total annual Fund operating expenses(1)	%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	%
Other expenses	%
Management fee waivers and reimbursements	%
Net annual Fund operating expenses	%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
12     Consulting Group Capital Markets

Small Capitalization Value Equity Investments
Investment objective
Above -average capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in foreign securities, including emerging markets securities.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions. Value style focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.
     Delaware Management Company (“Delaware”) believes that markets can misprice securities. Delaware seeks to exploit this inefficiency on a consistent basis through active, research-based management. Delaware seeks companies with market capitalizations generally less than 3.5 times the dollar-weighted median market capitalization of the Russell 2000® Index at the time of purchase, whose values it believes are not currently recognized in the market. To do so, Delaware considers a variety of factors, including the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Delaware focuses on free cash flow in its stock selection, identifying companies that it believes have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. The percentage of the Fund’s assets allocated to Delaware is 35%.
     NFJ Investment Group LLC (“NFJ”) seeks stocks that are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. NFJ also seeks companies that pay or are expected to pay dividends. The percentage of the Fund’s assets allocated to NFJ is 35%.
     Rutabaga Capital Management LLC (“Rutabaga”) seeks uncommon or currently out-of-favor stocks of high quality companies with catalysts to increase margins and intrinsic value and that are neglected or misperceived by the market. The percentage of the Fund’s assets allocated to Rutabaga is 30%.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Stock market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Equity risk, which refers to the fact that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

▶	Investment style risk, which means small cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on small cap and value stocks. Both types of style tend to go in and out of favor. Undervalued companies may have recently experienced adverse business developments or other events that have caused their stocks to be out of favor. If a Sub-adviser’s assessment of the company is wrong, or if the market does not recognize the value of the company, the price of the company’s stock may fail to meet expectations.

▶	Small cap risk, which refers to the fact that historically, small cap stocks have been riskier than large and mid cap stocks. Small cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small cap companies tend to have more limited product lines, capital resources and/or management depth. Small cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. At times, small cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate. Additionally, the Fund generally will be more volatile than large cap funds because of the Fund’s focus on small cap stocks. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

Consulting Group Capital Markets      13

▶	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.

▶	Emerging markets risk, emerging market countries are countries that the International Bank for Reconstruction and Development (the World Bank) considers to be emerging or developing. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers, may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser.
The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
Small Capitalization Value Equity Investments
Fund’s best and worst calendar quarters
Best: 20.00% in 2nd quarter 2003; Worst: (20.30)% in 3rd quarter 2002
Year-to-date: ___% (through 3rd quarter 2009)
Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%	%
Russell 2000® Value Index	%	%	%
Lipper Small Cap Value Funds Average	%	%	%
14     Consulting Group Capital Markets

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Consulting Group Capital Markets      15

Benchmarks
The Fund’s benchmark is the Russell 2000® Value Index. The benchmark represents stocks in the Russell 2000® Index with less -than -average growth orientation. The Russell 2000® Index is comprised of the smallest 2,000 U.S. stocks out of the Russell 3000® universe. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper Small Cap Value Funds Average, which is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small cap value funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P SmallCap 600® Index.
Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses	%
Total annual Fund operating expenses(1)	%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	%
Other expenses	%
Acquired Fund fees and expenses
Management fee waivers and reimbursements	%
Net annual Fund operating expenses	%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
16     Consulting Group Capital Markets

International Equity Investments
Investment objective
Capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in the equity securities of companies located outside the U.S. The Fund focuses on companies located in developed markets, but also may invest a portion of its assets in securities of companies located in emerging markets. The Fund intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may not be able to hedge its currency exposure.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions.
     Marsico Capital Management, LLC (“Marsico”) seeks long-term growth of capital by investing in equity securities of foreign companies that are generally selected for their long-term growth potential. Marsico selects investments on the basis of “top-down” macro-economic analysis and “bottom-up” stock research and review. Stock selection emphasizes growth potential and investments may be sold from the Fund if, among other reasons, growth potential prospects change. The percentage of the Fund’s assets allocated to Marsico is 20%.
     Philadelphia International Advisors LP (“PIA”) seeks investments by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. PIA also utilizes a quantitative screening process to select companies with smaller market capitalizations. PIA does not engage in currency hedging. The percentage of the Fund’s assets allocated to PIA is 30%.
     Schroder Investment Management North America Inc. (“Schroders”) Schroders seeks reasonably priced international quality companies with strong growth prospects and a sustainable competitive advantage. Schroders utilizes a team-based “matrix approach” to drive research, security selection and Fund construction, resulting in investments across multiple regions and sectors. The percentage of the Fund’s assets allocated to Schroders is 30%.
     Thornburg Investment Management, Inc. (“Thornburg”) invests on an opportunistic basis, seeking traditional and basic value investments. Thornburg selects investments on the basis of individual issuer and industry analysis considering specific factors, including fundamental ratios and growth potential, in identifying undervalued securities. Thornburg invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals and typically fall into one of three categories: basic value, consistent earner, and emerging franchises. The percentage of the Fund’s assets allocated to Thornburg is 20%.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Equity risk, which refers to the fact that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

▶	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.

➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.

➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.

➢	Withholding and other foreign taxes may decrease the Fund’s return.
▶	Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar
Consulting Group Capital Markets      17

or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.

▶	Derivatives risk, which means that the Fund’s use of derivatives to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Emerging markets risk, emerging market countries are countries that the International Bank for Reconstruction and Development (“World Bank”) considers to be emerging or developing. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.

▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser.
The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
International Equity Investments
Fund’s best and worst calendar quarters
Best: 28.41% in 4th quarter 1999; Worst: (20.82)% in 3rd quarter 2002
Year-to-date: ___% (through 3rd quarter 2009)
18     Consulting Group Capital Markets

Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sales of Portfolio Shares(1)%		%	%
MSCI EAFE® Index	%	%	%
Lipper International Large Cap Core Average	%	%	%
Lipper International Multi-Cap Core Average	%	%	%

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Consulting Group Capital Markets      19

Benchmarks
The Fund’s benchmark is the MSCI EAFE®—Capitalization Weighted Index (“MSCI EAFE® Index”). The benchmark is a composite portfolio of equity total returns for developed countries in Europe and the Far East and Australia and New Zealand. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper International Large-Cap Core Average and the Lipper International Multi-Cap Core Average. The Lipper International Large-Cap Core Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies strictly outside of the U.S., with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market® Index (“BMI®”). Large cap core funds typically have an average price-to-cash flow ratio, price-to-book ration, and three-year sales-per-year growth value, compared to S&P/Citigroup World ex-U.S. BMI®. The Lipper International Multi-Cap Core Average is comprised of funds that, by fund practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S., with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. BMI®. Multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI®.
Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses	%
Acquired Fund fees and expenses
Total annual Fund operating expenses(1)	%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	%
Other expenses	%
Management fee waivers and reimbursements	%
Net annual Fund operating expenses	%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Under the assumptions set forth below, your costs, including the maximum TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
20     Consulting Group Capital Markets

Emerging Markets Equity Investments
Investment objective
Long-term capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in equity securities of issuers located in countries with emerging markets, defined as a country having per capita income in the low to middle ranges, as determined by the World Bank. To diversify its investments, the Fund invests primarily in securities of issuers located in at least three foreign countries. The Fund also may invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions.
     Lazard Asset Management LLC (“Lazard”) invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that are believed to be undervalued based on their earnings, cash flow or asset values. The percentage of the Fund’s assets allocated to Lazard is 30%.
     Newgate Capital Management LLC (“Newgate”) utilizes a top-down value approach and seeks to identify undervalued economic regions, countries and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental analysis, investment experience and judgment. The percentage of the Fund’s assets allocated to Newgate is 40%.
     SSgA Funds Management, Inc. (“SSgA FM”) uses quantitative analysis to identify countries and stocks with attractive valuation, growth, technical and/or macro-economic characteristics. The percentage of the Fund’s assets allocated to SSgA FM is 30%.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Equity risk, which refers to the fact that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

▶	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.

➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.

➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.

➢	Withholding and other foreign taxes may decrease the Fund’s return.
▶	Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of
Consulting Group Capital Markets      21

emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.

▶	Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.

▶	Derivatives risk, which means that the Fund’s use of derivatives to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

▶	Closed-end investment company risk, which means that since closed-end investment companies issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share.

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser.
The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
Emerging Markets Equity Investments
Fund’s best and worst calendar quarters
Best: 30.40% in 4th quarter 1999; Worst: (23.67)% in 3rd quarter 1998
Year-to-date: ___% (through 3rd quarter 2009)
22     Consulting Group Capital Markets

Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 4/21/1994	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sales of Fund Shares(1)%		%	%
MSCI EM	%	%	%
Lipper Emerging Markets Funds Average	%	%	%

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Consulting Group Capital Markets      23

Benchmarks
The Fund’s benchmark is the MSCI Emerging Markets Index. The index is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper Emerging Markets Funds Average. The Lipper Emerging Markets Funds Average is comprised of funds that, by fund practice, seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where “emerging market” is defined by a country’s gross national product per capita or other economic measures.
Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)	%
Management fee	%
Other expenses	%
Acquired Fund fees and expenses Total annual Fund operating expenses(1)	%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits Management fee	%
Other expenses	%
Management fee waivers and reimbursements	%
Net annual Fund operating expenses	%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

24     Consulting Group Capital Markets

Core Fixed Income Investments
Investment objective
Maximum total return, consistent with preservation of capital and prudent investment management.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in fixed income instruments. Fixed income instruments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund may invest in derivatives based on fixed income instruments, including futures, options, swaps, and swaptions, and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales. Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund may invest up to 15% in emerging market securities. The Fund may also invest up to 5% of its total asset in convertibles and 10% of its total assets in preferred stocks.
     Credit quality. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated CCC or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-advisers to be of comparable quality.
     Duration. The Fund’s average portfolio duration normally ranges within two years (plus or minus) of the duration of the benchmark. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
How the Sub-advisers select the Fund’s investments
     BlackRock Financial Management, Inc. (“BlackRock”) employs a relative value approach, which identifies Fund duration within a desired narrow range and adds value through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Fund’s assets allocated to BlackRock is 25%.
     Metropolitan West Asset Management LLC (“MetWest”) utilizes five value-added principal strategies in selecting investments: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. The first three strategies are top-down in orientation and start with a decision of where duration should be established (within a plus-or-minus one-year range from the benchmark). The bottom-up strategies of security selection and execution involve the day-to-day evaluation of the fixed income market to identify value opportunities across sectors and informed negotiation of prices at which transactions take place. The percentage of the Fund’s assets allocated to MetWest is 25%.
     Pacific Investment Management Company LLC (“PIMCO”) employs top-down (i.e., duration and volatility analyses, sector evaluation and yield curve shape analysis) and bottom-up (i.e., credit analysis, quantitative research, issue selection and cost-effective trading) investment techniques to select investments. The percentage of the Fund’s assets allocated to PIMCO is 25%.

Consulting Group Capital Markets     25

     Western Asset Management Company (“WAMCo”) focuses on investment grade, long-term debt securities, and emphasizes four key strategies to enhance total return: adjusting the allocation of the Fund among the key sectors of the fixed income market—government, corporate and mortgage- and asset-backed—depending on WAMCo’s forecast of relative values; purchasing undervalued securities in each of the key sectors, while keeping overall quality high; tracking the duration of the overall Fund so that it falls within a narrow band relative to the benchmark index, with adjustments made to reflect WAMCo’s long-term outlook for interest rates; and positioning the term structure of the Fund to take advantage of market developments. The percentage of the Fund’s assets allocated to WAMCo is 25%.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Market risk, which is the risk that bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements.

▶	Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

▶	Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

▶	Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, these securities may need to be fair valued.

▶	Derivatives risk, which means that the Fund’s use of derivatives to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

▶	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.

➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.

➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.

➢	Withholding and other foreign taxes may decrease the Fund’s return.

26     Consulting Group Capital Markets

▶	Emerging markets risk, emerging market countries are countries that the World Bank considers to be emerging or developing. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.

▶	Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.

▶	Short sale risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser.
The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
Core Fixed Income Investments
Fund’s best and worst calendar quarters
Best: 4.85% in 3rd quarter 2001; Worst: (2.30)% in 2nd quarter 2004
Year-to-date:                     % (through 3rd quarter 2009)

Consulting Group Capital Markets     27

Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%	%
Barclays Capital U.S. Aggregate BondTM Index	%	%	%
Lipper Intermediate Investment Grade Debt Funds Average	%	%	%

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

28     Consulting Group Capital Markets

Benchmarks
The Fund’s benchmark is the Barclays Capital U.S. Aggregate BondTM Index. The benchmark is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper Intermediate Investment Grade Debt Funds Average. The Lipper Intermediate Investment Grade Debt Funds Average is comprised of funds that, by fund practice, invest primarily in investment-grade debt issues rated in the top four grades by a nationally recognized statistical rating organization, with dollar-weighted average maturities of one to five years.
Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses for the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses
Short sale dividend expenses(2)	%
Remainder of other expenses(2)	%
Total annual Fund operating expenses(1)	%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

(2)	Short sale dividends are treated as an expense and increase the Fund’s expense ratio, although no cash is received or paid by the Fund. Short sale dividend expenses will vary and may be either greater than or less than the amount disclosed.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets     29

High Yield Investments
Investment objective
A high level of current income primarily through investment in below-investment grade debt securities.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized statistical rating organizations (commonly called “junk bonds”), or, if unrated, of equivalent quality as determined by the Sub-advisers. These securities include all types of debt obligations, such as corporate bonds and notes and collateralized mortgage obligations. The Fund may invest up to 20% of its assets in securities of issuers located in developed and emerging market foreign countries. The Fund also may invest up to 20% of its assets in equity and equity-related securities, including common stock, convertible securities, preferred stock, warrants and rights.
     Credit quality. The Fund invests primarily in junk bonds.
     Duration. The Fund’s average duration ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual securities may be of any maturity.
How the Sub-advisers select the Fund’s investments
     PENN Capital Management Co., Inc. (“PENN Capital”) seeks investments from an initial universe that includes all domestic, corporate cash-paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. Sectors and industries are selected that offer relative value based on PENN Capital’s macro-economic outlook. PENN Capital scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. PENN Capital then performs liquidity analysis and qualitative research to determine if a credit is suitable for the Fund. It further screens each potential investment based on its effect on PENN Capital’s current industry weightings and diversification. The percentage of the Fund’s assets allocated to PENN Capital is 50%.
     Western Asset Management Company (“WAMCo”) uses multiple strategies, including issue selection, subsector allocation and other technical factors, to minimize risk and maximize return through diversification among industry, quality and security sectors. WAMCo’s investment process uses a team approach based on bottom-up research to identify attractive industries and analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook. WAMCo’s goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Fund’s assets allocated to WAMCo is 50%.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Market risk, which is the risk that bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements.

▶	Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Investment in high yield securities or junk bonds involves substantial risk of loss. The Fund could lose money if the issuer or guarantor of a Fund security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Additionally, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

30     Consulting Group Capital Markets

▶	Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower than market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

▶	Liquidity risk exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, these securities may need to be fair valued.

▶	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.

➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.

➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.

➢	Withholding and other foreign taxes may decrease the Fund’s return.
▶	Emerging markets risk, which refers to the fact that in addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.

▶	Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser.

Consulting Group Capital Markets     31

The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
High Yield Investments
Fund’s best and worst calendar quarters
Best: 6.86% in 3rd quarter 2003; Worst: (7.80)% in 2nd quarter 2002
Year-to-date:                     % (through 3rd quarter 2009)
Average Annual Total Returns (for the period ended December 31, 2008)

Since
Inception Date 7/13/1998	1 year	5 years	Inception

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%	%
Barclays Capital High Yield Index**	%	%	%
Lipper High Current Yield Funds Average**	%	%	%

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

**	Index and Lipper comparisons began on 7/31/98.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Benchmarks
The Fund’s benchmark is the Barclays Capital High Yield Index, a broad-based market measure of high yield bonds, commonly known as “junk bonds.” The benchmark is designed to mirror the investible universe of the dollar-denominated high yield debt market. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance to the Lipper High Current Yield Funds Average. The Lipper High Current Yield Funds Average is comprised of funds that, by fund practice, aim at high current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

32     Consulting Group Capital Markets

Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses	%
Total annual Fund operating expenses(1)	%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	%
Other expenses	%
Management fee waivers and reimbursements	%
Net annual Fund operating expenses	%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You redeem at the end of each period;

▶	You reinvest all dividends and distributions;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets     33

International Fixed Income Investments
Investment objective
Maximize current income, consistent with the protection of principal.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in non-U.S. dollar-denominated fixed income instruments. The Fund invests primarily in fixed income instruments of issuers located in at least three countries, including the U.S. Up to 15% of the Fund’s total assets may be invested in fixed income securities of issuers located in emerging markets countries. The fixed income instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund may invest in derivatives based on fixed income instruments including futures, options, swaps, and swaptions and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales. Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund may also invest up to 5% of its total asset in convertibles and 10% of its total assets in preferred stocks. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
     Credit Quality. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-adviser to be of comparable quality.
     Duration. The Fund’s average portfolio duration normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. The Fund may invest in individual securities of any maturity.
How the Sub-adviser selects the Fund’s investments
     Pacific Investment Management Company LLC (“PIMCO”) employs a total return approach that focuses on both capital appreciation and income while managing overall risk. PIMCO manages global bond investments by focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Market risk, which is the risk that bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements.

▶	Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

34     Consulting Group Capital Markets

▶	Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

▶	Derivatives risk, which means that the Fund’s use of derivatives to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivatives contracts can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain derivative contracts presents the same types of credit risks as issuers of fixed income securities. Derivatives can also make the Fund’s assets less liquid and harder to value, especially in declining markets.

▶	Foreign investment risks, which means risks unique to investing in foreign issuers. These include:
➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.

➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-adviser may not be able to sell securities held by the Fund in amounts and at prices it considers reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.

➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.

➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.

➢	Withholding and other foreign taxes may decrease the Fund’s return.
▶	Emerging markets risk which refers to the fact that in addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.

▶	Currency risk, which means the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected..

▶	Short sale risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

▶	Liquidity risk exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. These securities may also need to be fair valued.

▶	Non-diversification risk, which means that because the Fund is a “non-diversified” fund, it is permitted to invest in a limited number of issuers. To the extent the Fund invests in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.

Consulting Group Capital Markets     35

▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

▶	Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
International Fixed Income Investments
Fund’s best and worst calendar quarters
Best: 11.91% in 2nd quarter 2002; Worst: (5.43)% in 1st quarter 1999
Year-to-date:                     % (through 3rd quarter 2009)
Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%	%
Citigroup Non-U.S. Dollar World Gov. Bond Index—Hedged	%	%	%
Lipper International Income Funds Average	%	%	%

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Benchmarks
The Fund’s benchmark is the Citigroup Non-U.S. Dollar World Government Bond Index—Hedged. The benchmark is a market capitalization-weighted index consisting of government bond markets in 13 developed countries, excluding the U.S. Unlike the Fund, the benchmark is unmanaged and does not include any fees or

36     Consulting Group Capital Markets

expenses. An investor cannot invest directly in an index. Unlike the Citigroup Non-U.S. Dollar World Government Bond Index—Hedged, the Fund may invest in U.S. securities.
Additionally, the Fund compares its performance with the Lipper International Income Funds Average. The Lipper International Income Funds Average is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.
Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)
Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses
Short sale dividend expenses(2)	%
Remainder other expenses(2)	%
Total annual Fund operating expenses(1)	%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

(2)	Short sale dividends are treated as an expense and increase the Fund’s expense ratio, although no cash is received or paid by the Fund. The amount of short sale dividend expenses was ___% of average net assets for fiscal year 2009. Excluding such short sale dividend expenses, “Other expenses” are ___%. Short sale dividend expenses will vary and may be either greater than or less than the amount disclosed.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets     37

Municipal Bond Investments
Investment objective
A high level of interest income that is excluded from federal income taxation, to the extent consistent with prudent investment management and the preservation of capital.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes. The Fund’s investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.
     Credit quality. The Fund limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the Sub-adviser.
     Duration. The Fund’s average duration is typically maintained at 90-110% of the average benchmark duration, which is the average duration of all the constituent bonds in the Barclays Capital Municipal Bond Index, the Fund’s benchmark. The Sub-adviser seeks to target the average duration of the benchmark which varies over time and may be impacted by market conditions. Duration is an approximate measure of the sensitivity of the market value of the portfolio holdings to changes in interest rates. The Fund is generally composed of securities having a full range of maturities. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
How the Sub-adviser selects the Fund’s investments
     McDonnell Investment Management, LLC (“McDonnell”) employs a conservative approach to active municipal bond management. In order to add value, McDonnell attempts to identify relative value opportunities among securities and sectors, as well as exploiting anticipated changes in the slope of the yield curve.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Market risk, which is the risk that municipal bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices.

▶	Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity, the more sensitive its share price will be to interest rate movements.

▶	Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

▶	Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

▶	Municipal securities risk, which includes risks that new federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of the municipalities to repay these obligations. Additionally, issuers of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs.

38     Consulting Group Capital Markets

▶	Liquidity risk, which means when there is little or no trading active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.
▶	Taxation risk, which means the possibility that some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be, subject to federal taxation. The Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation.
▶	Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before and after taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
Municipal Bond Investments
Fund’s best and worst calendar quarters
Best: 5.28% in 4th quarter 2000; Worst: (2.80)% in 2nd quarter 1999
Year-to-date:                     % (through 3rd quarter 2009)
Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
Return After Taxes on Distributions(1)%		%	%
Return After Taxes on Distributions and Sale of Fund Shares(1)%		%	%
Barclays Capital Municipal Bond Index	%	%	%
Lipper General Municipal Debt Funds Average	%	%	%

*	The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your return.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Consulting Group Capital Markets     39

Benchmarks
The Fund’s primary benchmark is the Barclays Capital Municipal Bond Index. The benchmark is a composite measure of the total return performance of the municipal bond market. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper General Municipal Debt Funds Average. The Lipper General Municipal Debt Funds Average is comprised of funds that, by fund practice, invest in municipal debt issues in the top four credit ratings as determined by a nationally recognized statistical rating organization.
Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon the expenses of the Fund’s most recent fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses	%
Total annual Fund operating expenses(1)	%

(1)	The Manager may voluntarily waive a portion of its fees. The Manager may change or eliminate this expense waiver at any time.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance ; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

40     Consulting Group Capital Markets

Money Market Investments
Investment objective
To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.
Principal investment strategies
The Fund invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”), at the time of acquisition.
     Credit quality. The Fund invests exclusively in high quality securities, generally those that are in the top two tiers of credit quality.
     Maturity. Individual securities must have remaining maturities of 397 days or less. Maturity means the date on which the principal amount of debt security is due and payable. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less.
How the Sub-adviser selects the Fund’s investments
     The Dreyfus Corporation (“Dreyfus”) seeks to maintain a constant net asset value per share of $1 by investing in securities that present minimal credit risks. Dreyfus focuses on improving the Fund’s yield by actively managing sector allocations and the average maturity of the Fund, monitoring the spread relationships between U.S. Treasury and government agency issues, purchasing agency issues when they provide a yield advantage and adjusting average portfolio maturity to reflect Dreyfus’ outlook on interest rates.
Principal risks of investing in the Fund
The Fund’s performance could be hurt by:
▶	Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. The longer the Fund’s maturity, the more sensitive it will be to interest rate movements. During periods when interest rates are low, the Fund’s yield will be low. During times of extreme financial crisis, the Federal Reserve may lower interest rates to very low levels, thereby exacerbating this risk.

▶	Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a Fund investment could cause the Fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Securities issued by certain agencies and instrumentalities of the U.S. government are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality. The credit quality of the securities held by the Fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the Fund’s net asset value. YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

▶	Liquidity risk, which is when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the Fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s net asset value and remaining Fund shareholders

▶	Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.

Consulting Group Capital Markets     41

The bar chart and table below illustrate the risks and returns of investing in the Fund by showing changes in the performance of the Fund for the most recent ten calendar years and showing the Fund’s average annual returns (before taxes) for different calendar periods compared to those of the Fund’s benchmark index and its Lipper peer group. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.
Percentage Annual Total Returns for
Money Market Investments
Fund’s best and worst calendar quarters
Best: 1.51% in 3rd quarter 2000; Worst: 0.11% in 2nd quarter 2004
Year-to-date:                     % (through 3rd quarter 2009)
Average Annual Total Returns (for the period ended December 31, 2008)

Inception Date 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	%	%	%
90-day T-bill Index	%	%	%
Lipper U.S. Government Money Market Average	%	%	%

*	The Fund is available only to investors participating in advisory programs. These programs charge an annual fee, which in the case of TRAK® Personalized Investment Advisory Service may be up to 1.5%. The performance information in the bar chart and table does not reflect this fee, which would reduce your returns.
The Fund’s 7-day yield as of August 31, 2009 was                     %.
Benchmarks
The Fund’s benchmark is the rate of return reflected in the 90-day Treasury Bill Index. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses.
Additionally, the Fund compares its performance to the Lipper U.S. Government Money Market Average. The Lipper U.S. Government Money Market Average is comprised of funds that, by fund practice, invest in high quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

42     Consulting Group Capital Markets

Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund and is based upon expenses for the Fund’s latest fiscal year.
Shareholder Fees

(fees paid directly from your investment)

Maximum annual TRAK® fee	1.50%
Annual Fund operating expenses (expenses that are deducted from Fund assets)
Management fee	%
Other expenses	%
Total annual Fund operating expenses	%

(1)	The Manager has voluntarily waived a portion of its fees. The Manager may change or eliminate this expense waiver at any time.

Expenses After Waivers, Reimbursements or Credits
Management fee	%
Other expenses	%
Management fee waivers and reimbursements	%
Net annual Fund operating expenses	%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. Under the assumptions set forth below, your costs, including the maximum annual TRAK® fee, would be:

After 1 year	After 3 years	After 5 years	After 10 years

$	$	$	$
The example assumes:
▶	You invest $10,000 in the Fund for the time periods indicated;

▶	You reinvest all dividends and distributions;

▶	You redeem at the end of each period;

▶	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Fund’s future performance; and

▶	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Consulting Group Capital Markets     43

The Manager
The Manager’s address is 222 Delaware Avenue, Wilmington, DE 19801. CGAS was formed as a Delaware corporation on September 21, 2005, and was reorganized as a Delaware limited liability company in May 2009. The Manager is a subsidiary of MSSB. The Trust’s distributor, Citigroup Global Markets Inc. (“CGM” or the “Distributor”), is also a clearing broker of MSSB and is an affiliate of CGAS. The Manager was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well qualified investment advisers.
Subject to the review and approval of the Board, the Manager is responsible for selecting, supervising, monitoring and evaluating the Sub-advisers. The Manager may adjust the allocation of a Fund’s assets among Sub-advisers by up to 10%. Only the Board can make any adjustment affecting more than 10% of a Fund’s assets. The Manager also is responsible for recommending to the Board whether a Sub-adviser should be replaced. The Funds rely upon an exemptive order from the SEC that permits the Manager to select new Sub-advisers or replace existing Sub-advisers without first obtaining shareholder approval. One of the conditions of the exemptive order is that the Board, including a majority of the “non-interested” Trustees, must approve each new Sub-adviser. In accordance with the exemptive order, the Funds will provide investors with information about each new Sub-adviser within 90 days of the hiring of any new Sub-adviser.
A discussion regarding the Board’s basis for approving the investment advisory and subadvisory agreements is available in the Trust’s Annual Report for the year ended August 31, 2009. For Sub-advisers approved after August 31, 2009, a discussion of the Board’s basis for approval of such agreement(s) will be in the Trust’s Semi-Annual Report for the period ending February 28, 2010.
The Trust’s policies and procedures with respect to the disclosure of the Funds’ investment holdings are described in the SAI.
The Sub-advisers. The Sub-advisers are responsible for the day-to-day investment management of the Funds. The names and addresses of the Sub-advisers, the percentage of Fund assets each Sub-adviser manages and certain information about the Fund manager or portfolio management team for each Fund are set forth below.

			Fund Manager/Fund Management Team	Fund
			Members, Title,	Manager
Fund	Subadviser	Percentage	Past 5 years’ business experience	Since
Large Capitalization Growth Investments	Delaware Management Company (“Delaware”) 2005 Market Street	30%	Jeffrey S. Van Harte, CFA® Senior Vice President and CIO — Focus GrowthEquity	2006
	Philadelphia, PA 19103		CIO for Focus Growth Equity team (2005-present); previously, Principal and Executive Vice President at Transamerica Investment Management (“TIM”).

			Christopher J. Bonavico, CFA®	2006
			Manager and Equity Analyst
			Senior Portfolio Manager on the firm’s Focus Growth Equity team. (2005-present). Previously, Principal and Portfolio Manager at TIM.

			Christopher M. Ericksen, CFA®	2006
			Manager and Equity Analyst
			(2005-present) on the firm’s Focus Growth Equity team. Portfolio manager, TIM, (2004-2005). Previously, Vice President at Goldman Sachs.

			Daniel J. Prislin, CFA®	2006
			Manager and Equity Analyst
			Senior Portfolio Manager on the firm’s Focus Growth Equity team (2005-present). Previously, Principal and Portfolio Manager, TIM.

	Frontier Capital Management Co., LLC	5%	Stephen M. Knightly, CFA®	2009
	(“Frontier”)		Senior Vice President and Portfolio Manager
	99 Summer Street		(1992-present).
	Boston, MA 02110

	Wells Capital Management Inc. (“WellsCap”)	25%	Thomas J. Pence, CFA®	2006
	525 Market Street		Managing Director and Senior Portfolio Manager
	10th Floor San Francisco, CA 94105		Mr. Pence joined WellsCap in 2000. Mr. Pence covers fundamental growth equity.

44     Consulting Group Capital Markets

			Fund Manager/Fund Management Team	Fund
			Members, Title,	Manager
Fund	Subadviser	Percentage	Past 5 years’ business experience	Since
			Michael C. Harris, CFA®	2006
			Portfolio Manager
			(2000-present). Mr. Harris covers fundamental growth equity.

	Westfield Capital Management Company, L.P.	40%	Arthur J. Bauernfeind	2004
	(“Westfield”)		Chairman
	One Financial Center 24th Floor Boston, MA 02111		(1990-present). Mr. Bauernfeind is Westfield’s economist and provides overall market strategy.

			William A. Muggia	2004
			President, CEO and CIO
			(1994-present). Mr. Muggia covers the healthcare and energy sectors and provides market strategy.

			Matthew W. Strobeck	2008
			Partner and Senior Security Analyst
			(2003-present). Mr. Strobeck covers the healthcare sector.

			Ethan J. Meyers	2004
			Partner and Senior Security Analyst
			(1999-present). Mr. Meyers covers the financial sector and the consumer services industry.

			Scott R. Emerman	2004
			Senior Security Analyst
			(2002-present). Mr. Emerman is responsible for covering the consumer discretionary and consumer staples sectors for the Fund.

Large Capitalization	Artisan Partners Limited Partnership (“Artisan”)	5%	Scott C. Satterwhite, CFA®	2009
Value Equity Investments	875 East Wisconsin Avenue		Managing Director and Co-Portfolio Manager (1997-present).
	Suite 800 Milwaukee, WI 53202		Mr. Satterwhite co-manages the mid cap value, small cap value and opportunistic value disciplines at Artisan.

			James C. Kieffer, CFA®	2009
			Managing Director and Co-Portfolio Manager
			(1997-present). Mr. Kieffer co-manages the mid cap value, small cap value and opportunistic value disciplines at Artisan.

			George O. Sertl, Jr., CFA®	2004
			Co-Portfolio Manager
			(2000-present). Mr. Sertl co-manages the mid cap value, small cap value and opportunistic value disciplines at Artisan.

	Cambiar Investors, LLC (“Cambiar”)	30%	Brian M. Barish, CFA®	2004
	2401 East Second Avenue		Principal—President and Director of Research,
	Suite 500 Denver, CO 80206		Portfolio Manager and Chairman of the Oversight Board, focusing on technology, aerospace and defense (2002-present).

			Maria L. Mendelsberg, CFA®	2004
			Principal—Portfolio Manager, SeniorInvestment Analyst
			focusing on healthcare and retailing sectors (2003-present).

			Ania A. Aldrich, CFA®	2004
			Principal—Portfolio Manager, SeniorInvestment Analyst
			focusing on the financial services and consumer products sectors (2003-present).

			Timothy A. Beranek	2009
			Principal—Portfolio Manager, SeniorInvestment Analyst
			focusing on energy, utilities, and basic material sectors (1999-present).

	Cullen Capital Management, LLC (“Cullen”)	25%	James P. Cullen	2008
	645 Fifth Avenue Suite 700 New York, NY 10022		President and Portfolio Manager (2000-present). Mr. Cullen is a founder of Cullen Capital, and has been its President since 2000. He is also President of Shafer Cullen Capital Management since 1983.

			John C. Gould	2008
			Portfolio Manager
			(2000-present). Mr. Gould is Executive Vice President and a Portfolio Manager since May 2000.

	NFJ Investment Group L.P. (“NFJ”)	40%	Paul A. Magnuson	2005
	2100 Ross Avenue		Managing Director
	Suite 700		(1992-present). Senior Research Analyst and Portfolio Manager.
	Dallas, TX 75201

			Ben J. Fischer, CFA®	2006
			Managing Director
			(1989-present). Founding partner; provides investment analysis and research for the Fund.

			Jeffrey S. Partenheimer, CFA®, CPA	2006
			Managing Director
			(1999-present), Portfolio Manager and Financial Analyst.

			R. Burns McKinney, CFA®	2009
			Portfolio Manager
			provides investment analysis and research (2006-present). Previously, Equity Analyst, Evergreen Investments.

			Thomas W. Oliver, CPAT	2009
			Portfolio Manager
			(2005-present). Prior to joining NFJ, Mr. Oliver was Corporate Reporting Manager, Perot Systems Corporation (1999-2005).

Small Capitalization Growth Investments	Wall Street Associates LLC (“Wall Street”) 1200 Prospect Street	50%	William Jeffery, III Principal, President, and CIO	1997
	Suite 100 La Jolla, CA 92037		(1997-present). He is responsible for the implementation and oversight of the Fund’s investment process.

			Kenneth F. McCain	1997
			Principal, Portfolio Manager
			covers the technology sector (1997-present).

Consulting Group Capital Markets     45

			Fund Manager/Fund Management Team	Fund
			Members, Title,	Manager
Fund	Subadviser	Percentage	Past 5 years’ business experience	Since
			Paul J. Ariano, CFA®	1997
			Portfolio Manager
			covers the energy, consumer discretionary and health care sectors (2005-present); Analyst (1997-2004).

			Carl Wiese, CFA®	1997
			Portfolio Manager
			covers the financial services, producer durables and other sectors (2005-present); Analyst (2000-2004).

			Paul K. LeCoq	2005
			Principal, Portfolio Manager
			covers the technology sector (1999-present).

	Westfield Capital Management Company, L.P.	50%	Arthur J. Bauernfeind	2000
	(“Westfield”)		Chairman and CEO
	One Financial Center 24th Floor Boston, MA 02111		(1990-present). Mr. Bauernfeind is Westfield’s economist and provides overall market strategy.

			William A. Muggia	2000
			President, CEO and CIO
			(1994-present). Mr. Muggia covers the healthcare and energy sectors, and provides market strategy.

			Matthew W. Strobeck	2009
			Partner and Senior Security Analyst
			(2003-present). Mr. Strobeck covers the healthcare sector.

			Ethan J. Meyers	2000
			Partner and Senior Security Analyst
			(2004-present). Mr. Meyers joined Westfield in 1999 and covers the financial sector and consumer services industry.

			Scott R. Emerman	2002
			Partner and Senior Security Analyst
			(2002-present). Mr. Emerman covers consumer discretionary and consumer staples sectors.

Small Capitalization	Delaware Management Company (“Delaware”)	35%	Christopher S. Beck	2005
Value Equity Investments	2005 Market Street		Senior Vice President and Senior Portfolio Manager
	Philadelphia, PA 19103		(2003-present). Mr. Beck leads Delaware’s Small/Mid Cap Value team. He joined Delaware in 1997.

	NFJ Investment Group L.P. (“NFJ”)	35%	Paul A. Magnuson	1993
	2100 Ross Avenue		Managing Director
	Suite 700 Dallas, TX 75201		Senior Research Analyst and Portfolio Manager NFJ (1992-present).

			Ben J. Fischer, CFA®	2006
			Managing Director
			Founding partner; provides investment analysis and research for the Fund (1989-present).

			R. Burns McKinney, CFA®	2006
			Portfolio Manager
			provides investment analysis and research for the Fund (2006-present). Previously, Equity Analyst, Evergreen Investments.

			Morley D. Campbell, CFA®	2009
			Portfolio Manager (2007-present). Prior to joining NFJ, Mr.
			Campbell attended Harvard Business School.

	Rutabaga Capital Management LLC (“Rutabaga”)	30%	Peter Schliemann	2000
	64 Broad Street		Managing Principal
	Boston, MA 02109		Portfolio Manager (2000-present).

			Brent Miley	2000
			Principal
			Portfolio Manager (2000-present).

			N. Carter Newbold	2000
			Principal
			Portfolio Manager (2000-present).

			Dennis Scannell	2000
			Principal
			Portfolio Manager (2000-present).

			Rob Henderson	2005
			Senior Vice President
			Portfolio Manager (2005-present); previously, Co-Portfolio Manager of the MFS New Discovery Fund, Massachusetts Financial Services (1996-2005).

International Equity	Marsico Capital Management, LLC (“Marsico”)	20%	James G. Gendelman	2008
Investments	1200 17th Street		Portfolio Manager
	Suite 1600		(2000-present).
	Denver, CO 80202

	Philadelphia International Advisors LP (“PIA”)	30%	Andrew B. Williams, CFA®	2002
	1650 Liberty Street		CIO, Lead Portfolio Manager
	One Liberty Place Suite 1400 Philadelphia, PA 19103		(2002-present).

			Robert C. Benthem de Grave	2002
			Regional Analyst
			(2002-present).

			Frederick B. Herman, III, CFA®	2002
			Regional Analyst
			(2002-present).

			Peter W. O’Hara, CFA®	2002
			Regional Analyst
			(2002-present).

46     Consulting Group Capital Markets

			Fund Manager/Fund Management Team	Fund
			Members, Title,	Manager
Fund	Subadviser	Percentage	Past 5 years’ business experience	Since
	Schroder Investment Management North America	30%	Virginie Maisonneuve, CFA®	2007
	Inc. (“Schroders”) 875 Third Avenue 22nd Floor New York NY 10022-6225		Head of Schroders’ Global and Europe,Australasia, Far East (EAFE®) Team.
			She has been with Schroders since 2004. Previously, Co-CIO and Director, Clay Finlay (1998-2004).

	Thornburg Investment Management, Inc.	20%	William Fries, CFA®	2008
	(“Thornburg”)		Managing Director and Co-Portfolio Manager
	2300 North Ridgetop Road		(1995-present).
	Santa Fe, NM 87506

			Wendy Trevisani	2008
			Managing Director and Co-Portfolio Manager
			(2006 — present). Ms. Trevisani joined Thornburg in 1999.

			Lei Wang, CFA®	2008
			Managing Director and Co-Portfolio Manager
			(2006 — present). Mr. Wang joined Thornburg in 2004.

Emerging Markets Equity	Lazard Asset	30%	Rohit Chopra	2009
Investments	Management LLC		Director
	30 Rockefeller Plaza New York, NY 10112		(1999-present), Member of Lazard’s Emerging Markets Equity portfolio management team focusing responsible for consumer and telecommunications research and analysis.

			James M. Donald
			Managing Director
			(1996-present), Member of Lazard’s Emerging Markets Equity portfolio management team and Head of the Emerging Markets Group	2009

			Erik McKee
			Senior Vice President
			(1999-present), Member of Lazard’s Emerging Markets Equity portfolio management team focusing for the materials and industrials sectors of the Emerging Markets Group.	2009

			John R. Reinsberg
			Deputy Chairman
			(1992-present), responsible for oversight of Lazard’s International and Global strategies and a member of Lazard’s Global Equity and International Equity portfolio management teams.	2009

	Newgate Capital Management LLC (“Newgate”)	40%	Avy Hirshman	2004
	One Sound Shore Drive		Managing Director and CIO
	Greenwich, CT 06830		(2000-present). Mr. Hirshman is responsible for the investment strategy, asset allocation and security selection for the Fund.

			James Trainor, CIMA	2004
			Managing Director and Senior Portfolio Manager
			(2000-present). Mr. Trainor is responsible for asset allocation, portfolio management and security selection for the Fund.

			Sonia Rosenbaum, Ph.D.	2004
			Managing Director and Director of Research
			(1982-present). Dr. Rosenbaum is responsible for portfolio management, quantitative systems and research for the Fund.

			Matthew Peterson	2005
			Director of Investments
			(2005-present). Mr. Peterson is responsible for the investment strategy and risk analysis for the Fund; previously, Chief Financial Officer, Lydian Wealth Management (1995-2005).

			David Lee	2007
			Investment Director and Portfolio Manager
			(2007-present). Mr. Lee is responsible for the Asia sector; previously, Portfolio Manager, Rohatyn Group (2003-2007).

			Maria Eugenia Tinedo	2006
			Portfolio Manager and Senior Research Analyst
			(2006-present). Ms. Tinedo is responsible for Latin America; previously, Senior Analyst, Citigroup Asset Management (1999-2006).

	SSgA Funds Management, Inc. (“SSgA FM”)	30%	Brad Aham, CFA®, FRM Senior Managing Director Mr.
	State Street Financial Center One Lincoln Street Boston, MA 02111		Aham is Senior Managing Director of the Active Emerging Markets Equity Team, a Senior Portfolio Manager of SSgA and a Principal of SSgA FM. He joined SSgA in 1993.

			Stephen J. McCarthy, CFA®	1998
			Vice President, Principal
			Mr. McCarthy is a Vice President of SSgA, Principal of SSgA FM and Senior Portfolio Manager in the active emerging markets team. He joined SSgA in 1998.

Core Fixed Income	BlackRock Financial Management, Inc.	25%	Scott Amero	2000
Investments	(“BlackRock”)		Managing Director, Co-Head of Fixed Income Portfolio
	40 East 52nd St.		Management and Co-Chair of Fixed Income Investment Strategy
	New York, NY 10022		(1992-present). Mr. Amero is responsible for overseeing all fixed income sector strategies and overall management of client portfolios

Consulting Group Capital Markets     47

			Fund Manager/Fund Management Team	Fund
			Members, Title,	Manager
Fund	Subadviser	Percentage	Past 5 years’ business experience	Since
			Curtis Arledge	2010
			Managing Director and Portfolio Manager,Co-Head of US Fixed Income Portfolio Management Group
			(1991-present), responsible for the implementation of investment strategies across all total return accounts.

				2000

			Matthew Marra Managing Director and Portfolio Manager and Member, Fixed Income Portfolio Management Group
			(1991-present), responsible for managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts.

	Metropolitan West Asset Management, LLC	25%	Tad Rivelle	2007
	(“MetWest”)		CIO and Managing Director
	11766 Wilshire Blvd		(1996-present).
	Suite 1500
	Los Angeles, CA 90025

			Laird Landmann	2007
			Managing Director and Portfolio Manager
			(1996-present).

			Steve Kane, CFA®	2007
			Managing Director and Portfolio Manager
			(1996-present).

	Pacific Investment Management Company LLC	25%	Chris P. Dialynas	2000
	(“PIMCO”) 840 Newport Center Drive		Managing Director Portfolio Manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980.
	Newport Beach, CA 92660

	Western Asset Management Company (“WAMCo”)	25%	S. Kenneth Leech	2004
	385 E. Colorado Blvd		CIO Emeritus
	Pasadena, CA 91101		(1990-present), responsible for strategic oversight of investments and supervising the sector specialist teams dedicated to various asset classes.

			Stephen A. Walsh	2004
			CIO
			(1991-present), co-team leader responsible for oversight of investments and supervising the sector specialist teams dedicated to various asset classes.

			Edward A. Moody	2004
			Portfolio Manager
			(1985-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

			Carl L. Eichstaedt	2004
			Portfolio Manager
			(1994-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

			Michael C. Buchanan	2004
			Portfolio Manager
			(2005-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Previously, Credit Suisse Asset Management, LLC (“CSAM”) (2003-2005).

			Mark S. Lindbloom	2004
			Portfolio Manager
			(2006-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Previously, Citigroup Asset Management (1986-2005).

High Yield Investments	PENN Capital Management Co., Inc. (“PENN Capital”)	50%	Richard A. Hocker	2006
	3 Crescent Drive, Suite 400		Founder & CIO
	Philadelphia, PA 19112		(1987-present).

			Eric J. Green, CFA®	2006
			Director of Research, Senior Portfolio Manager& Principal
			(1997-present). Mr. Green is responsible for buy/sell decisions, portfolio construction and monitoring positions in the equity and high yield portfolios.

	Western Asset Management Company	50%	S. Kenneth Leech	2001
	(“WAMCo”)		CIO
	385 E. Colorado Blvd Pasadena, CA 91101		(1990-present), co-team responsible for strategic oversight of the Fund’s investments and supervising the operations of the various sector specialist teams dedicated to various asset classes.

			Stephen A. Walsh	2001
			Deputy CIO
			(1991-present), co-team leader responsible for strategic oversight of the Fund’s investments and supervising sector specialist teams dedicated to various asset classes.

48     Consulting Group Capital Markets

			Fund Manager/Fund Management Team	Fund
			Members, Title,	Manager
Fund	Subadviser	Percentage	Past 5 years’ business experience	Since
			Michael C. Buchanan	2005
			Portfolio Manager
			(2005-present); responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Previously, CSAM (2003-2005).

International Fixed Income Investments	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	100%	Mohamed A. El-Erian Chief Executive Officer and Co-Chief Investment Officer (2007-present). Mr. El-Erian re-joined PIMCO in December 2007, after serving as President and CEO of Harvard Management Company (2005-2007). Prior to that time, Mr. El-Erian was Managing Director at PIMCO, which he originally joined in 1999.	2009

Municipal Bond Investments	McDonnell Investment Management, LLC	100%	Stephen Wlodarski, CFA®	2005
	(“McDonnell”)		Managing Director
	1515 W. 22nd Street		Municipal Client Group (2001-present).
	11th floor
	Oak Brook, IL 60523

			James Grabovac, CFA®	2005
			Vice President and Senior Portfolio Manager
			Municipal Client Group (2002-present).

			Dawn Mangerson
			Vice President and Senior Portfolio Manger Municipal Client
			Group (2006-present); previously, Managing Director and Fixed Income Portfolio Manager, ABN AMRO/Chicago Capital Management.

Money Market Investments	The Dreyfus Corporation (“Dreyfus”)	100%	Jay Sommariva	2008
	200 Park Avenue, 8th Floor		Portfolio Manager
	New York, NY 10166		(2005-present). Mr. Sommariva is responsible for managing and trading short duration portfolios. Prior to joining Dreyfus, he was Chief Operating Officer at Ellis Autogroup (2004-2005) and a portfolio manager at Northern Trust Global Investments (2000-2004).

Consulting Group Capital Markets     49

Management Fees. The Manager receives a management fee from each Fund for its services. In turn, the Manager pays each Sub-adviser a fee for its subadvisory services. The Manager may voluntarily waive a portion or all of the management fees otherwise payable to it by a Fund. The chart below shows the contractual management fees for each Fund and the actual management fees paid to the Manager for the fiscal year ended August 31, 2009, based on a percentage of average daily net assets.

		Actual
		Management Fee
	Contractual	Paid During Most
Fund	Management Fee	Recent Fiscal Year
Large Capitalization Growth Investments	0.60%	%
Large Capitalization Value Equity Investments	0.60%	%
Small Capitalization Growth Investments	0.80%	%
Small Capitalization Value Equity Investments	0.80%	%
International Equity Investments	0.70%	%
Emerging Markets Equity Investments	0.90%	%
Core Fixed Income Investments	0.40%	%
High Yield Investments	0.70%	%
International Fixed Income Investments	0.50%	%
Municipal Bond Investments	0.40%	%
Money Market Investments	0.15%	%

Possible Conflicts of Interest. The management fees paid by each Fund to the Manager and the sub-advisory fees paid by the Manager to each Sub-adviser vary depending upon the Fund. For this reason, the Manager could retain a larger portion of its management fees by recommending certain Funds to clients in its asset allocation program or by recommending certain Sub-advisers to the Board. You should consider this possible conflict of interest when evaluating a Fund for investment and/or the Manager’s asset allocation recommendation. The Manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making such investment recommendations.
The SAI provides additional information about each Sub-adviser, including more information about their investment strategies and techniques, compensation paid to each Sub-adviser’s portfolio manager(s), other accounts managed by such portfolio managers and the portfolio managers’ ownership of the Fund’s shares.
MSSB affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the Funds. They may also own the securities of these issuers. However, in making investment decisions for the Funds, the Manager does not obtain or use inside information acquired by any division, department or affiliate of MSSB in the course of those relationships. To the extent the Funds acquire securities from an issuer that has a borrowing or other relationship with MSSB or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit MSSB and/or its affiliates.
50   Consulting Group Capital Markets

Additional information regarding various former or current affiliates of, or predecessors to CGIAS, CGM, or MSSB is included in the Trust’s Annual Report and the Form ADV of CGIAS.
Asset allocation programs
Shares of the Funds are available to participants in advisory programs or asset based fee programs sponsored by MSSB, including the TRAK® Personalized Investment Advisory Service (“TRAK®”), or other qualified investment advisers approved by MSSB. The advisory services provide investors with asset allocation recommendations, which are implemented through the Funds.
the advisory services generally include:
▶	evaluating the investor’s investment objectives and time horizon

▶	analyzing the investor’s risk tolerance

▶	recommending an allocation of assets among the Funds in the Trust

▶	providing monitoring reports containing an analysis and evaluation of an investor’s account and recommending any changes
While an advisory service makes recommendations, the ultimate investment decision is typically up to the investor and not the provider of the advisory service. Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under TRAK® is 1.50% of average quarter-end net assets. This fee may be reduced in certain circumstances. The fee under the Advisory Services may be paid either by redemption of shares of the Trust or by separate payment.
CGM, the Trust’s Distributor, may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor and other affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Investment and account information
Account transactions
Purchase of shares. You may purchase shares of a Fund if you are a participant in an advisory program or asset based fee program sponsored by MSSB, including TRAK®, or by a qualified investment adviser not
Consulting Group Capital Markets   51

affiliated with MSSB. Purchases of shares of a Fund must be made through a brokerage account maintained with MSSB or through a broker that clears securities transactions through CGM, MSSB’s clearing broker (an introducing broker). You may establish a brokerage account with MSSB free of charge in order to purchase shares of a Fund.

▶	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in a Fund is $100.

▶	There is no minimum for additional investments.

▶	The minimum initial aggregate investment in the TRAK® program for employees of MSSB and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

▶	The Funds and the TRAK® program may vary or waive the investment minimums at any time.

▶	You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the SAI.

Shares of the Funds are sold at net asset value per share (“NAV”) without imposition of a sales charge but will be subject to any applicable advisory program fee. You may buy shares of a Fund at NAV on any day the NYSE is open by contacting your broker. All orders to purchase accepted by CGM or the introducing broker before 4:00 p.m. Eastern time will receive that day’s share price. Orders accepted after 4:00 p.m. will receive the next day’s share price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All purchase orders must be in good order to be accepted. This means you have provided the following information:

▶	Name of the Fund

▶	Your account number

▶	Dollar amount or number of shares to be purchased

▶	Signatures of each owner exactly as the account is registered

Each Fund reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless MSSB has received and accepted an advisory agreement signed by the investor participating in the TRAK® program or other advisory program or asset based fee program sponsored by MSSB. Orders may also be accepted from investors who maintain a brokerage account through MSSB. With respect to investors participating in advisory programs sponsored by entities other than MSSB, MSSB must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by MSSB’s clearing broker or the introducing broker within three business days after the order is placed in good order.
Redemption of shares. You may sell shares of a Fund at NAV on any day the NYSE is open by contacting your broker. All redemption requests accepted by MSSB’s clearing broker or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public)
52   Consulting Group Capital Markets

to assure the safety of your account. If you discontinue your Advisory Services, you must redeem your shares in the Funds.
Each Fund has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder’s account at MSSB or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income and MSSB or the introducing broker may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Fund by personal check will be credited with the proceeds of a redemption of those shares after the purchaser’s check has cleared, which may take up to 10 days.
Exchange of shares. An investor that participates in an advisory program may exchange shares in a Fund for shares in any other Fund in the Trust at NAV without payment of an exchange fee. Be sure to read the Prospectus and consider the investment objectives and policies of any Fund into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.
Frequent purchases and sales of portfolio shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
Frequent purchases and redemptions of shares of a Fund may interfere with the efficient management of the Fund, increase portfolio transaction costs and have a negative effect on the Fund’s long-term shareholders. Because of the potential harm to the Funds and their long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under these policies and procedures, the Trust may limit additional exchanges or purchases of Fund shares by shareholders whom the Manager believes to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Trust reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Manager believes to be obvious market timing, the Manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Manager believes could be either abusive or for legitimate purposes, the Trust may permit the account holder to justify the activity.
The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.
The Trust’s policies also require personnel, such as portfolio managers and investment staff, to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. Additionally, the Trust has adopted policies and procedures to prevent the selective release of information about the portfolio holdings held by Funds of the Trust, as such information may be used for market-timing and similar abusive practices. Money market portfolios are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. For this reason the policies with respect to frequent purchases and sales of shares do not apply to Money Market Investments.
Consulting Group Capital Markets   53

Share certificates. Share certificates for the Funds will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.
Accounts with low balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the TRAK® Advisory Service fees), MSSB or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, MSSB may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.
Valuation of shares
Each Fund offers its shares at NAV. Each Fund calculates its NAV once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the Funds may accelerate calculation of NAV.
The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s NAV. The Board has delegated certain valuation functions to the Manager. A Fund generally values its securities based on readily available market quotations determined as of the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. A Fund’s currency conversions, if any, are done as of the close of the London Stock Exchange (“LSE”). For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the Manager may determine the price, using quotations received from one or more broker/dealers that make a market in the security or by using fair value procedures approved by the Board. Certain Funds invest in emerging market securities and in securities rated below investment grade, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable; these Funds may use fair valuation procedures more frequently than funds that invest primarily in exchange-traded securities. A Fund also may use fair value procedures if the Manager determines that a significant event has occurred between when a market price is determined and when the Fund’s NAV is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund calculates its NAV. For the International Equity Investments and Emerging Markets Equity Investments Funds, the Board has approved the use of a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such index and percentage may be determined by the Manager from time to time.
Valuing securities using fair value procedures involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time the Fund determines its net asset value.
Additionally, international markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Fund could change on days when shares of the Fund cannot be bought or redeemed.
Dividends and distributions
Each Fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Money Market Investments declares dividends, if any, daily from net investment income and pays dividends monthly. Shareholders in Money Market Investments receive dividends from the day following purchase through the date of redemption. Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments declare and pay dividends, if any, monthly from net investment income. The equity oriented Funds and International Fixed Income Investments declare and pay dividends, if any, annually from net
54   Consulting Group Capital Markets

investment income. All of the Funds declare and distribute realized net capital gains, if any, annually, typically in December. The equity oriented Funds expect distributions to be primarily from capital gains. The fixed income oriented Funds expect distributions to be primarily from income. All dividends and capital gains are reinvested in shares of the Fund that paid them unless the shareholder elects to receive them in cash.
Taxes
So long as a Fund meets the requirements for being a tax-qualified regulated investment company (“RIC”), the Fund will pay no federal income tax on the earnings and gains, if any, it distributes to shareholders, provided that it satisfies a minimum distribution requirement. If a Fund fails to qualify as a RIC or fails to meet the distribution requirement, the Fund will be subject to federal income tax at regular corporate rates (without a deduction for distributions to shareholders). In addition, when distributed, income (including any distributions of net tax-exempt income and net long-term capital gains) would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits.
Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions received by shareholders, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, for taxable years beginning before January 1, 2011, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and RICs) and certain foreign corporations. In order for such dividends to be considered “qualified dividend income,” both the shareholders and a Fund must meet certain holding period requirements. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be “exempt-interest” dividends that shareholders may exclude from their gross income for regular federal income tax purposes.
Some of Municipal Bond Investments’ income that is exempt from regular federal income taxation may be subject to the alternative minimum tax. Municipal Bond Investments may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the Funds.

Transactions	Federal tax status
Redemptions or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of long-term capital gain	Long-term capital gain

Dividends from net investment income	Ordinary income (for all Funds except Municipal Bond Investments), potentially taxable at long-term capital gain rates for equity oriented Funds

Any of the above received by a qualified retirement account	Not a taxable event
After the end of each year, the Funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Fund’s distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Since each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.
Consulting Group Capital Markets   55

As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a “miscellaneous itemized deduction” for federal income tax purposes. Under current federal income tax law, an individual’s miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals. For taxable years beginning in 2009, the general limitation on itemized deductions will be reduced by two-thirds, and solely for taxable years beginning during the year 2010, this limitation on deductions will not apply.
The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Fund.
56   Consulting Group Capital Markets

Financial Highlights
The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. The following tables have been derived from the Funds’ financial statements. The financial statements for the year ended August 31, 2009, have been audited by                    , an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report (available upon request). For the fiscal years prior to August 31, 2009, the Funds’ financial statements were audited by another independent registered public accounting firm. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a Fund assuming reinvestment of all dividends and distributions.
For a share of beneficial interest outstanding throughout each year ended August 31:
Consulting Group Capital Markets   57

APPENDIX A
DEPARTMENT OF LABOR
Employee Benefits Security Administration
[Application No. D-11341]
     Notice of Proposed Individual Exemption To Replace Prohibited Transaction Exemption (PTE) 2000-45, Involving Citigroup Global Markets Inc. (CGMI), Formerly Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY
     AGENCY: Employee Benefits Security Administration, U.S. Department of Labor.
     ACTION: Notice of proposed individual exemption to modify PTE 2000-45.
     SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed exemption which, if granted, would replace PTE 2000-45 (65 FR 54315, September 7, 2000). On December 1, 2005, PTE 2000-45 became ineffective due to a material change in the exemption.
     PTE 2000-45 related to the operation of the TRAK Personalized Investment Advisory Service (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the new exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.
     DATES: Effective Dates: If granted, this proposed exemption will be effective: (1) From December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) as of December 1, 2005 with respect to the Covered Transactions, the General Conditions and the Definitions described in Sections I, II and III; and (3) as of January 1, 2008 with respect to the new fee offset procedure.
     DATES: Written comments and requests for a public hearing should be received by the Department on or before February 23, 2009.
     ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Employee Benefits Security Administration, Room N-5700, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington DC 20210, Attention: Application No. D-11341. Interested persons are also invited to submit comments and/or hearing requests to the Department by facsimile to (202) 219-0204 or by electronic mail to Vaughan.Anna@dol.gov by the end of the scheduled comment period. The application pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Disclosure Room of the Employee Benefits Security Administration, U.S. Department of Labor, Room N-1513, 200 Constitution Avenue, NW., Washington, DC 20210.
     FOR FURTHER INFORMATION CONTACT: Mrs. Anna Vaughan, Office of Exemption Determinations, Employee Benefits Security Administration, U.S. Department of Labor, telephone (202) 693-8565. (This is not a toll-free number.)
     SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would replace PTE 2000-45. PTE 2000-45 provided an exemption from certain prohibited transaction restrictions of section 406(a) of the Employee Retirement Income Security Act of 1974 (the Act or ERISA) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account, a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in connection with such Plans’ participation in the TRAK Program.
     PTE 2000-45 also provided exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.1
     As of May 31, 2008, the TRAK Program held assets that were in excess of $9.4 billion. Of those assets, approximately $5.6 billion were held in Plan accounts of ERISA-covered plans or individual retirement accounts. At present, the Trust consists of eleven Portfolios (CGCM funds) that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers (the Sub-Advisers) selected by the Consulting Group.
     PTE 2000-45 required, as did each prior exemption, that any Sub-Adviser that acted on behalf of the Trust and exercised investment discretion over a Portfolio be independent of Salomon Smith Barney and its affiliates to ensure that the Sub-Adviser would not have a significant role in the decisions made by the Consulting Group, and that the Consulting Group would not have significant influence in or exert control over, or have a significant economic interest in the Sub-Adviser.
     In granting PTE 2000-45 to Salomon Smith Barney, the Department also modified the definition of the term “affiliate,” as set forth in Section II(h) of the General Conditions and Section III(b) of the Definitions. Section II(h) provides that “[a]ny Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.”2 Section III(b)(3) of the Definitions defines the term “affiliate” to include “[a]ny corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner.” Thus under PTE 2000-45, an “affiliate” of Salomon Smith Barney would cover only those persons and entities that had a significant role in the decisions made by, or which were managed or influenced by, Salomon Smith Barney. An affiliate would also include any corporation or partnership of which Salomon Smith Barney or an affiliate was a 10 percent or more partner or owner.

[1]	PTE 2000-45 superseded PTE 99-15 (64 FR 1648, April 5, 1999), PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (57 FR 45833, October 5, 1992). PTE 99-15 allowed Salomon Smith Barney to create a broader distribution of TRAK-related products, adopt an automated recordkeeping reimbursement offset procedure under the TRAK Program, adopt an automated reallocation option under the TRAK Program that would reduce the asset allocation fee paid to Salomon Smith Barney by a Plan investor, and expand the scope of the exemption to include Section 403(b) Plans. The exemption also replaced references to Shearson Lehman and Smith Barney in PTEs 92-77 and PTE 94-50, which it superseded. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney’s predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Portfolios of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary’s selection of a Portfolio in the TRAK Program for the investment of Plan assets.

[2]	Although the term “independent” is not defined in PTE 2000-45, the Applicants note that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. As noted in the proposed exemption to PTE 99-15 (63 FR 60391, November 9, 1998), the term “independent” has been construed to mean “not an affiliate.”

     CGMI (formerly, Salomon Smith Barney) and its predecessor and related companies (collectively, the Applicants) have requested a modification of PTE 2000-45. Specifically, the Applicants have requested that the term “affiliate,” as originally set forth in Section II(h) of the General Conditions and in Section III(b) of the Definitions of PTE 2000-45, be clarified as it relates to the past merger (the Merger Transaction) between Citigroup Inc. (Citigroup) and Legg Mason, Inc. (Legg Mason), a financial services holding company. In this regard, the Applicants have requested that a limited and temporary exception to the definition of “affiliate” be incorporated in a new Section IV.
     As a result of the Merger Transaction, which is described in detail below, it is the view of the Department that PTE 2000-45 was no longer effective for the transactions described therein when Section II(h) of the General Conditions and Section III(b) of the Definitions were not met. Therefore, the Department has decided to propose a new exemption that would replace PTE 2000-45. The new exemption would incorporate by reference (unless otherwise noted), the facts, representations, operative language and definitions of PTE 2000-45. To the extent applicable, the new exemption, if granted, would update the operative language of PTE 2000-45.
     The Department’s exemption procedures (the Procedures), which are codified in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990), expressly mandate that “an exemption is effective only under the conditions set forth in the exemption.”3 To the extent a condition is not met, the Department has taken the position that the exemption is null and void. Under such circumstances, the parties must obtain another individual exemption from the Department.
     If granted, the new exemption would provide retroactive relief, effective as of December 1, 2005, with respect to the Covered Transactions, the General Conditions and the Definitions that are set forth in Sections I, II and III of this proposal. The new exemption would also provide, in Section IV, limited retroactive relief from December 1, 2005 until March 10, 2006 for the period during which the Applicants were in noncompliance. Further, the new exemption would provide relief for a fee offsetting procedure implemented by the Applicants on January 1, 2008.
     The proposed exemption has been requested in an application filed on behalf of the Applicants pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the Procedures. Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.
I. The Merger Transaction
     The Applicants represent that on December 1, 2005, Citigroup sold to Legg Mason substantially all of its asset management business in accordance with the terms of an agreement dated June 23, 2005. Legg Mason, whose principal executive offices are located in Baltimore, Maryland, provides asset management, securities brokerage, investment banking and related financial services to its clients through its subsidiaries. As of March 31, 2008, Legg Mason’s affiliated asset management operations had aggregate assets under management of approximately $950 billion.

[3]	See 29 CFR 2570.49(b).

     The assets sold by Citigroup to Legg Mason included Smith Barney Mutual Funds Management Inc. (now Smith Barney Fund Management LLC) but excluded the Consulting Group and the TRAK Program. In exchange for its asset management business, Citigroup received the securities brokerage and investment banking business of Legg Mason and approximately 4 percent of the voting common stock of Legg Mason (Legg Mason Common Stock) or 5,395,545 shares. In addition, Citigroup received 13.346632 shares of non-voting, convertible preferred stock of Legg Mason (Legg Mason Preferred Stock)4 which could be converted into approximately 10 percent of Legg Mason Common Stock.5 Legg Mason Stock was to be held by AMAD Holdings, Inc., a subsidiary of Citigroup. Further, Citigroup received approximately $550 million in the form of a five year loan facility provided by Legg Mason to Citigroup Corporate and Investment Banking.
     In addition to the above, Citigroup agreed with Legg Mason to sell Legg Mason Preferred Stock under the terms of an underwritten, broadly-distributed public offering or, if sold privately, in a manner such that no person acquired more than 1% of the voting power of Legg Mason. Moreover, Citigroup was required not to participate in any proxy contest or other activities concerning the management of Legg Mason. Finally, Citigroup agreed not to acquire more than 5% of Legg Mason Common Stock at any time.
     Consummation of the Merger Transaction was subject to certain customary terms and conditions, including: (1) Required regulatory approvals obtained by Citigroup and Legg Mason;
     (2) consent obtained from certain advisory clients of Citigroup Asset Management (CAM) to continue their advisory relationship with CAM following the consummation of the Merger Transaction;6 and (3) the conversion of Legg Mason’s subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company.
II. Subsequent Developments
     On March 10, 2006, Citigroup announced that it had priced an offering of 9,000,000 shares of Legg Mason Common Stock in an underwritten public offering. The shares consisted of 5,393,545 shares of Legg Mason Common Stock as well as 3,606,455 shares of Legg Mason Common Stock, which were issuable upon the conversion and sale of 3.606455 shares of Legg Mason Preferred Stock. These shares had been received by Citigroup as part of the consideration for the Merger Transaction described above.
     Citigroup also granted the underwriter a customary 15% over-allotment option to purchase additional shares of Legg Mason Common Stock. Citigroup Corporate and Investment Banking acted as sole bookrunner in this transaction. Upon completion of the offering, and assuming no exercise of the over-allotment option, Citigroup would own 9.740177 shares of Legg Mason Preferred Stock, which would be convertible upon sale into 9,740,177 shares of Legg Mason Common Stock. Completion of the offering was subject to market and other conditions.
     Currently, Citigroup owns no Legg Mason Common Stock and 8.390177 shares of Legg Mason Preferred Stock that is convertible upon sale into 8,390,177 shares of Legg Mason Common Stock. Such stock continues to be held by AMAD Holdings, Inc. The Legg Mason Preferred Stock represents a less than 10% ownership interest in Legg Mason.

[4]	Legg Mason Common Stock and Legg Mason Preferred Stock are together referred to as “Legg Mason Stock.”

[5]	Legg Mason Preferred Stock will only convert after it has been sold by Citigroup.

[6]	The Applicant states that CAM was sold to Legg Mason subsequent to the Merger Transaction.

III. The Sub-Advisers
     Brandywine Asset Management LLC (Brandywine) and Western Asset Management Company (Western), both of which are investment adviser subsidiaries of Legg Mason, have served as Sub-Advisers to a portion of the assets of certain Portfolios of the Trust offered under the TRAK Program. The Applicants represent that Brandywine had served as a Sub-Adviser since July 2001, but it was removed from this position on June 17, 2008. Until its removal, Brandywine managed assets in excess of $300 million for the Consulting Group Capital Markets (CGCM) International Equity Investments Fund. Western has been a Sub-Adviser since October 2001, and since June 30, 2008, it has managed $186,506,248 in assets for CGCM’s Core Fixed Income Fund, and $59,602,052 for the CGCM High Yield Fund.
     The Applicants represent that Brandywine and Western have operated as separate and autonomous companies. Each Sub-Adviser has made its own decisions regarding the business that it has conducted with CAM. In particular, Brandywine and Western have entered into a “Revenue Sharing Agreement” with Legg Mason, whereby Legg Mason has received a specified percentage of Brandywine’s and Western’s respective gross revenues on an annual basis. With the remaining revenues, Brandywine and Western have each developed its own business plan and operating budget. Both Sub-Advisers have retained complete control over its investment processes, and have made its own decisions as to what business to accept from existing and potential clients, and on what terms.
     The Applicants state that these principles have applied to each of Brandywine’s and Western’s relationship with the TRAK Program. Therefore, no changes to these arrangements were anticipated as a result of the Merger Transaction. Furthermore, the Applicants state that the Consulting Group has never had any ability to exercise control or influence over the business of Brandywine or Western. In this regard, the Consulting Group, in its role as the Investment Manager to the Trust’s Funds, has continued to recommend to the Board of Trustees of the Trust the selection and retention of Fund Sub-Advisers, but has not had any control over how any Sub-Adviser, including Brandywine or Western, would fulfill its obligations to the Funds under the Sub-Adviser agreements.
     Similarly, the Applicants point out that neither Brandywine nor Western, as separate entities, has had any control over the recommendations of the Consulting Group, or the decisions made by the Board of Trustees of the Trust with respect to selection of the Sub-Advisers or asset allocations. Thus, no special arrangements that would give either the Consulting Group or Brandywine and Western any ability to exercise control over each other were possible.
     Although Citigroup at no time controlled a greater than 5% voting interest in Legg Mason, the Applicants explain that an affiliate of Citigroup temporarily held an aggregate ownership interest in Legg Mason (i.e., including Legg Mason Stock) of approximately 14%.7 As a result, Legg Mason may have been considered an “affiliate” of CGMI under PTE 2000-45. While the definition of “affiliate” in Section III(b) of the Definitions section of PTE 2000-45 does not include “affiliates” of Legg Mason, the Applicants note that it is possible that Brandywine and Western, as wholly owned subsidiaries of Legg Mason, may not have been considered “independent” of CGMI and its affiliates for purposes of Section II(h) of the General Conditions of PTE

[7]	As mentioned above, on March 10, 2006, Citigroup sold its entire position in Legg Mason Common Stock that was received in connection with the Merger Transaction, and since then has held a less than 10% ownership interest in Legg Mason.

2000-45.8 Counsel for Citigroup has also confirmed that the Merger Transaction did not result in Legg Mason being considered an “affiliate” of CGMI for purposes of applicable securities laws or an “affiliated person” of CGMI for purposes of the Investment Company Act of 1940.
IV. Limited Exception and Rationale
     Accordingly, the Applicants request a limited exception to the definition of “affiliate” so that during the three month period within which Citigroup held a 10% or greater economic ownership interest in Legg Mason (including Legg Mason Stock), Brandywine and Western would continue to be considered “independent” of CGMI and its affiliates. This limited exception has been incorporated herein into a new Section IV.
     Without the requested relief, the Applicants state that the Consulting Group would have been forced to terminate services received from Brandywine and Western on or prior to the closing date of the Merger Transaction. The Applicants request exemptive relief because (1) forcing the sale of interests held by Plans in Portfolios advised by Brandywine and Western and precluding Plan investors in the TRAK Program from making investments in these Portfolios would not have been in the best interests of the Plans and their participants and beneficiaries; (2) eliminating Brandywine and Western as Sub-Advisers would have caused a significant disruption to the TRAK Program and would not have been in the best interests of the Funds’ shareholders, including Plans; and (3) Brandywine and Western had never exercised control over the decisions made by the Consulting Group under the TRAK Program, nor had the Consulting Group ever exercised control over Brandywine’s or Western’s business. The Applicants also represent that Brandywine and Western were retained as Sub-Advisers under the TRAK Program prior to contemplation of the Merger Transaction and that any temporary “affiliation” that Legg Mason may have had with Citigroup could not have been anticipated at the time of their retention, or affected the consideration of whether to retain them. Further, the Applicants note that the retention of Brandywine and Western as Sub-Advisers under the TRAK Program was not a condition of, or in any way a part of, the Merger Transaction.
     On the basis of the Applicants’ request, the Department has added a new Section IV to this proposed exemption. Paragraph (a) of Section IV and the relevant conditions are set forth as follows:
     (a) Notwithstanding the condition set forth in Section II(h) of the General Conditions or the definition of “affiliate” set forth in Section III(b) of the Definitions herein, during the period, December 1, 2005 through March 10, 2006, within which Citigroup held a 10 percent or greater economic ownership interest in Legg Mason, Inc. (Legg Mason) as a result of the merger transaction (the Merger Transaction) consummated on December 1, 2005 between Citigroup and Legg Mason, Brandywine Asset Management LLC (Brandywine) and Western Asset Management Company (Western), both of which are wholly-owned subsidiaries of Legg Mason, continued to be deemed “independent” of Citigroup Global Markets Inc. (CGMI) and its affiliates for purposes of Section II(h) of the General Conditions and Section III(b) of the Definitions section, as long as the following conditions were met:
     (1) The Merger Transaction resulted in Citigroup receiving, among other things, approximately 4 percent of Legg Mason voting common stock (Legg Mason Common Stock), and non-voting convertible preferred stock

[8]	When the term “affiliate” was modified in PTE 2000-45, it was not in the context of and did not address a transaction in which an affiliate of CGMI would exceed the 10% standard by holding, in part, Legg Mason Preferred Stock as described above.

(Legg Mason Preferred Stock) which was convertible into approximately 10 percent of Legg Mason Common Stock (together, Legg Mason Stock).
     (2) Following the Merger Transaction, Legg Mason Stock was being held by a subsidiary of Citigroup that was not in the vertical chain of ownership with CGMI, and CGMI was not controlling or controlled by, the entity holding Legg Mason Stock.
     (3) Legg Mason Preferred Stock was converted into Legg Mason Common Stock only after it was sold by Citigroup.
     (4) Citigroup engaged in efforts to sell Legg Mason Preferred Stock within a reasonable amount of time pursuant to an underwritten broadly distributed public offering.
     (5) Citigroup reduced its holdings in Legg Mason Stock below 10 percent within three months following the consummation of the Merger Transaction.
     (6) Citigroup did not participate in any proxy contest or other activities concerning the management of Legg Mason.
     (7) Citigroup did not acquire more than 5 percent of Legg Mason Common Stock at any time.
     (8) Brandywine and Western operated as separate and autonomous business units within Legg Mason.
     (9) The Consulting Group had no ability to exercise control or influence over the business of Brandywine or Western. Similarly, Brandywine and Western had no ability to exercise control or influence over the business of the Consulting Group.
     (10) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, with respect to each Portfolio for which Brandywine or Western currently serves as a Sub-Adviser, the percentage of Portfolio assets allocated for management purposes to these entities by the Consulting Group was not increased.
     (11) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, Brandywine and Western were not permitted to manage assets for any other Portfolio in the TRAK Program.
     (12) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, the fee rates paid to Brandywine and Western were not increased.
     (13) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, no other affiliates of Legg Mason were retained to act as Sub-Advisers in the TRAK Program.
     (14) The Board of Trustees of the Trust for the Consulting Group subjected Brandywine and Western to the same review process and fiduciary requirements as in effect for all other Sub-Advisers, and to the same performance standards.
V. Revised General Conditions
     The proposed exemption incorporates the General Conditions that were set forth in PTE 2000-45. However, the Department has revised these General Conditions in the proposal by making the language more comprehensible and consistent with other recently-granted individual and class exemptions. In addition, the Department has updated the General Conditions to include references to “Citigroup Global Markets Inc.”

(i.e., CGMI), which was formerly known, until April 7, 2003, as “Salomon Smith Barney Inc.” (i.e., “Salomon Smith Barney”). Accordingly, Section II of the proposed exemption has been modified as follows:
Section II. General Conditions
     (a) The participation of Plans in the TRAK Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Citigroup Global Markets Inc. (CGMI) and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
     (b) The total fees paid to the Consulting Group and its affiliates constitute not more than reasonable compensation.
     (c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.
     (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.
     (e) The Consulting Group provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
     (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary is implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that:
     (1) If such Independent Plan Fiduciary elects in writing (the Election), on a form designated by CGMI from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account is automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election continues in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
     (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change is adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
     (3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), CGMI sends out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation may be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies CGMI, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model remains at the current level, or at such other level as the Independent Plan Fiduciary then expressly designated, in writing. If the Independent Plan Fiduciary does not affirmatively opt out of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation is automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

     (4) An Independent Plan Fiduciary receives a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), CGMI mails trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification depends upon the notification provisions agreed to by the Plan recordkeeper.
     (g) The Consulting Group generally gives investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group provides investment advice that is limited to the Portfolios made available under the Plan.
     (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of CGMI and its affiliates.
     (i) Immediately following the acquisition by a Portfolio of any securities that are issued by CGMI and/or its affiliates such as Citigroup common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities does not exceed one percent. However, this percentage limitation may be exceeded if:
     (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third -party index (the Index).
     (2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index is:
     (i) Engaged in the business of providing financial information;
     (ii) A publisher of financial news information; or
     (iii) A public stock exchange or association of securities dealers.
     The Index is created and maintained by an organization independent of CGMI and its affiliates and is a generally-accepted standardized Index of securities which is not specifically tailored for use by CGMI and its affiliates.
     (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit CGMI or any party in which CGMI may have an interest.
     (4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.
     (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust retains no investment management fee) which contains investments attributable to the Plan investor.
     (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

     (1) Each Plan receives the following written or oral disclosures from the Consulting Group:
     (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, CGMI and its subsidiaries and the compensation paid to such entities.9
     (B) Upon written or oral request to CGMI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
     (C) A copy of the investment advisory agreement between the Consulting Group and such Plan which relates to participation in the TRAK Program and describes the Automatic Reallocation Option.
     (D) Upon written request of CGMI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
     (E) In the case of Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a CGMI Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
     (F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.
     (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.
     (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary is required to represent in writing to CGMI that such fiduciary is (a) independent of CGMI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
     (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to CGMI that such fiduciary is (a) independent of CGMI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
     (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
     (1) The Trust’s semi-annual and annual report including a financial statement for the Trust and investment management fees paid by each Portfolio.

[9]	The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to CGMI or to other third parties.

     (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.
     (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.
     (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and give market commentary and toll-free numbers that enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
     (5) On a quarterly and annual basis, written disclosures to all Plans of (a) the percentage of each Portfolio’s brokerage commissions that are paid to CGMI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to CGMI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than CGMI and its affiliates, both expressed as cents per share.
     (m)(1) CGMI maintains or causes to be maintained for a period of (6) six years the records necessary to enable the persons described in paragraph (m)(2) of this section to determine whether the applicable conditions of this exemption have been met. Such records are readily available to assure accessibility by the persons identified in paragraph (2) of this section.
     (2) Notwithstanding any provisions of section 504(a)(2) and (b) of the Act, the records referred to in paragraph (1) of this section are unconditionally available at their customary location for examination during normal business hours by:
     (i) Any duly authorized employee or representative of the Department of Labor or the Internal Revenue Service;
     (ii) Any fiduciary of a participating Plan or any duly authorized employee of such employer;
     (iii) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
     (iv) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
     (3) A prohibited transaction is not deemed to have occurred if, due to circumstances beyond the control of CGMI, the records are lost or destroyed prior to the end of the six-year period, and no party in interest other than CGMI is subject to the civil penalty that may be assessed under section 502(i) of the Act or to the taxes imposed by sections 4975(a) and (b) of the Code if the records are not maintained or are not available for examination as required by paragraph (2) of this section.
     (4) None of the persons described in subparagraphs (ii)-(iv) of this section (m)(2) is authorized to examine the trade secrets of CGMI or commercial or financial information which is privileged or confidential.

VI. Fee Offset Modification
     The Applicants have also requested that the Department include a new method for computing “fee offsets” that are required under the exemption. Specifically, the Applicants are referring to Section II(j) of the General Conditions which states:
     The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount that is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fees) which contains investments attributable to the Plan investor.
     According to the Applicants, this condition relates back to PTE 92-77, the original exemption granted to Shearson Lehman, Citigroup’s predecessor. In PTE 92-77, it was stated that the inside fees retained by the Consulting Group (i.e., the management fees paid by the Portfolios), after the payment of management fees to the Portfolio’s Sub-Advisers, would vary from 20 to 30 basis points depending on the Portfolio. Because the Consulting Group can retain no more than 20 basis points with respect to Plan investments in each Portfolio, it applies a reduction factor with respect to the advisory fee or “outside fee” that it charges directly to Plans. The reduction factor is 10, 5 or 0 basis points depending on the Portfolio.
     The Applicants represent that this system of fee offsets has been uniformly used since the TRAK Program’s inception in accordance with the terms of the exemption. However, the Applicants explain that, over time, many of the Portfolios began to retain new Sub-Advisers, some of which charged higher fees than the Sub-Advisers that were in place when the original exemption was issued. Because the aggregate management fee (i.e., the “inside fee”) paid to both the Consulting Group and the Sub-Advisers by each Portfolio was not increased, and because the reduction factors remained the same across the Portfolios, the Applicants state that the Consulting Group sometimes retained less than 20 basis points.
     The Applicants explain that in the course of developing a new system for computing the reduction factor, the Consulting Group discovered the computation anomaly in January 2007. Unknown to the Applicants, this problem has been present since the inception of the TRAK Program. The Applicants further indicate that the inside fee is computed daily and paid monthly based on the value of the Portfolio’s average daily net assets. However, the outside fee is computed on a “snapshot” basis at the end of each calendar quarter, and is based on the value of the client’s assets on that date. Because the timing and method for calculating the two fees are different, Plans which change investments during a quarter could end up with an imprecise offset.
     The Applicants also point out that similar anomalies result when Plan clients invest or redeem assets in the TRAK Program within a quarter, or even without any action by the Plan or the Consulting Group by virtue of daily fluctuations in market values among the Portfolios. In this regard, when a Plan client invests during a quarter or as a Portfolio’s value increases, its total assets at the end of the quarter may be greater than the average assets during the quarter. Thus, the Plan would receive a higher than necessary offset. If the Plan is redeeming assets or as a Portfolio’s value decreases, the Plan’s total assets at the end of the quarter may be lower than its average assets during the quarter. Therefore, the Plan would receive a lower than necessary offset.
     The Applicants believe that they have remained in compliance with the terms of the original exemption and the various amendments, at all times. However, in light of the above situation, effective January 1, 2008, the

Applicants have recalculated the fee offset formula and request that the exemption cover the new formula mechanism.
     The following definitions are relevant to the new formula:
     “CG Fee” is the inside fee that the Consulting Group retains for managing each of the Portfolios.
     “Maximum CG Fee” means the lower of 20 basis points (annualized) or the lowest CG Fee payable on any given day with respect to a Portfolio (excluding the Government Money Investments Portfolio and the GIC Fund Portfolio where the Consulting Group retains no fee).
     “Reduction Factor” means the CG Fee minus the Maximum CG Fee.
     “Fee Offset Adjustment” means the Reduction Factor multiplied by the daily market value of a Plan’s assets of a particular Portfolio on any given day, divided by 365.
     According to the Applicants, the Fee Offset Adjustment is being computed and accumulated on a daily basis. The aggregate offset for each quarter to be applied against the outside fee is the sum of the daily fee offsets for that quarter. The adjustment to the outside fee is being computed on a daily basis, based on the average daily market value of the Plan’s assets invested in any Portfolio, in the same way that the inside fee is calculated. The Applicants represent that this new approach allows the Consulting Group to apply precise offsets even for Portfolios with multiple Sub-Advisors charging different fees, where the aggregate inside fee accumulated to Sub-Advisers can change each day as the relative percentage of assets under management by each Sub-Adviser changes.
     The Applicants state that the fee offset modification ensures that the Consulting Group always retains a net fee of 20 basis points even when there are investments, redemptions or drastic market swings during a quarterly billing cycle. The Applicants also explain that the fee offset modification ensures proper leveling where sub-advisory fees do not correspond to the 5 and 10 basis point offers. Furthermore, the Applicants maintain that the fee offset modification ensures that the TRAK Program will at all times operate in a manner consistent with the leveling requirements described in PTE 92-77.
     The Department agrees that the Applicant’s modifications to the procedure for calculating the fees that are paid to the Consulting Group satisfy the requirements of Section II(j) of the proposed exemption. Therefore, the Department is not providing any exemptive relief with respect to such revised fee calculations beyond that provided in the proposed exemption.
VII. Effective Dates
     The Applicants request that the limited exception described above be effective from December 1, 2005, the closing date of the Merger Transaction, until March 10, 2006, when Legg Mason Stock held by Citigroup represented a less than 10% ownership interest in Legg Mason. Because the Department has determined that PTE 2000-45 was no longer effective as a result of the Merger Transaction, the proposed new exemption will be effective as of December 1, 2005, and will include limited relief from the definition of affiliate for the period from December 1, 2005, through March 10, 2006. The proposed new exemption will also include relief for the fee offset procedure which was implemented by CGMI as of January 1, 2008. Thus, Section V of the proposed exemption reads as follows:
SECTION V. EFFECTIVE DATES
     If granted, this proposed exemption will be effective: (1) December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) December 1, 2005 with respect to the Covered Transactions, the General Conditions and the Definitions that are described in Sections I, II and III, respectively; and (3) January 1, 2008 with respect to the new fee offset procedure.
     The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the Covered Transactions. This exemption is available to each specific party to whom the exemption grants relief, provided such party satisfies the terms and conditions of the exemption.
Notice to Interested Persons
Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of the Trust shares. Such notice will be given within 30 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption, as published in the Federal Register, and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 60 days of the publication of the proposed exemption in the Federal Register.
General Information
The attention of interested persons is directed to the following:
     (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified persons from certain other provisions of the Act and the Code, including any prohibited transaction provisions of the Act and the Code to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirement of section 401(a) of the Code that the plan must operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
     (2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;
     (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

     (4) The proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and
     (5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption accurately describe, where relevant, the material terms of the transactions that will be consummated if this exemption is granted.
Written Comments and Hearing Requests
All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.
Proposed Exemption
Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Employee Retirement Income Security Act of 1974 (the Act) and section 4975(c)(2) of the Internal Revenue Code of 1986 (the Code) and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).
Section I. Covered Transactions
     A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective December 2005, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (an IRA), a retirement plan for self-employed individuals (a Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan) (collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Citigroup, Inc. (Citigroup), in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service (the TRAK Program).
     B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective December 1, 2005, with respect to the provision, by Citigroup’s Consulting Group (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.
     The proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions
     (a) The participation of Plans in the TRAK Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Citigroup Global Markets Inc. (CGMI) and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
     (b) The total fees paid to the Consulting Group and its affiliates constitute not more than reasonable compensation.
     (c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.
     (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.
     (e) The Consulting Group provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
     (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary is implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that:
     (1) If such Independent Plan Fiduciary elects in writing (the Election), on a form designated by CGMI from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account is automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election continues in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
     (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change is adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
     (3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), CGMI sends out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation may be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies CGMI, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model remains at the current level, or at such other level as the Independent Plan Fiduciary then expressly designated, in writing. If the Independent Plan Fiduciary does not affirmatively opt out of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation is automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
     (4) An Independent Plan Fiduciary receives a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), CGMI mails trade confirmations on the next business day after the reallocation trades are executed. In the case of

Section 404(c) Plan participants, notification depends upon the notification provisions agreed to by the Plan recordkeeper.
     (g) The Consulting Group generally gives investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group provides investment advice that is limited to the Portfolios made available under the Plan.
     (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of CGMI and its affiliates.
     (i) Immediately following the acquisition by a Portfolio of any securities that are issued by CGMI and/ or its affiliates such as Citigroup common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities does not exceed one percent. However, this percentage limitation may be exceeded if:
     (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third -party index (the Index).
     (2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index is:
     (i) Engaged in the business of providing financial information;
     (ii) A publisher of financial news information; or
     (iii) A public stock exchange or association of securities dealers.
     The Index is created and maintained by an organization independent of CGMI and its affiliates and is a generally-accepted standardized Index of securities which is not specifically tailored for use by CGMI and its affiliates.
     (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit CGMI or any party in which CGMI may have an interest.
     (4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.
     (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust retains no investment management fee) which contains investments attributable to the Plan investor.
     (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

     (1) Each Plan receives the following written or oral disclosures from the Consulting Group:
     (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, CGMI and its subsidiaries and the compensation paid to such entities.10
     (B) Upon written or oral request to CGMI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
     (C) A copy of the investment advisory agreement between the Consulting Group and such Plan which relates to participation in the TRAK Program and describes the Automatic Reallocation Option.
     (D) Upon written request of CGMI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
     (E) In the case of Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a CGMI Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
     (F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.
     (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.
     (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary is required to represent in writing to CGMI that such fiduciary is (a) independent of CGMI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
     (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to CGMI that such fiduciary is (a) independent of CGMI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
     (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
     (1) The Trust’s semi-annual and annual report including a financial statement for the Trust and investment management fees paid by each Portfolio.

[10]	The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to CGMI or to other third parties.

     (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.
     (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.
     (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and give market commentary and toll-free numbers that enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
     (5) On a quarterly and annual basis, written disclosures to all Plans of (a) the percentage of each Portfolio’s brokerage commissions that are paid to CGMI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to CGMI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than CGMI and its affiliates, both expressed as cents per share.
     (m)(1) CGMI maintains or causes to be maintained for a period of (6) six years the records necessary to enable the persons described in paragraph (m)(2) of this section to determine whether the applicable conditions of this exemption have been met. Such records are readily available to assure accessibility by the persons identified in paragraph (2) of this section.
     (2) Notwithstanding any provisions of section 504(a)(2) and (b) of the Act, the records referred to in paragraph (1) of this section are unconditionally available at their customary location for examination during normal business hours by:
     (i) Any duly authorized employee or representative of the Department of Labor or the Internal Revenue Service;
     (ii) Any fiduciary of a participating Plan or any duly authorized employee of such employer;
     (iii) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
     (iv) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
     (3) A prohibited transaction is not deemed to have occurred if, due to circumstances beyond the control of CGMI, the records are lost or destroyed prior to the end of the six-year period, and no party in interest other than CGMI is subject to the civil penalty that may be assessed under section 502(i) of the Act or to the taxes imposed by section 4975(a) and (b) of the Code if the records are not maintained or are not available for examination as required by paragraph (2) of this section.
     (4) None of the persons described in subparagraphs (ii)-(iv) of this section (m)(2) is authorized to examine the trade secrets of CGMI or commercial or financial information which is privileged or confidential.

Section III. Definitions
For purposes of this proposed exemption:
     (a) The term “CGMI” means Citigroup Global Markets Inc. and any affiliate of Citigroup Global Markets Inc., as defined in paragraph (b) of this Section III.
     (b) An “affiliate” of CGMI includes:
     (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with CGMI. (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual);
     (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in CGMI or a person described in subparagraph (b)(1);
     (3) Any corporation or partnership of which CGMI, or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and
     (4) Any corporation or partnership of which any individual which is an officer or director of CGMI is a 10 percent or more partner or owner.
     (c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of CGMI and its affiliates and is either:
     (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;
     (2) A participant in a Keogh Plan;
     (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;
     (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
     (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.
     (d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.
Section IV. Limited Exception
     (a) Notwithstanding the condition set forth in Section II(h) of the General Conditions or the definition of “affiliate” set forth in Section III(b) of the Definitions herein, during the period, December 1, 2005 until March 10, 2006, when Citigroup Inc. (Citigroup) held a 10 percent or greater economic ownership interest in Legg Mason, Inc. (Legg Mason) as a result of the merger transaction (Merger Transaction) consummated on December 1, 2005, between Citigroup and Legg Mason, Brandywine Asset Management LLC (Brandywine) and Western Asset Management Company (Western), both of which are wholly owned subsidiaries of Legg Mason, continued to be deemed “independent” of Citigroup Global Markets Inc. (CGMI) and its affiliates for purposes of Section II(h) of the General Conditions and Section III(b) of the Definitions, as long as the following conditions were met:
     (1) The Merger Transaction resulted in Citigroup receiving, among other things, approximately 4 percent of the Legg Mason voting common stock (Legg Mason Common Stock), and non-voting convertible preferred stock (Legg Mason Preferred Stock) which was convertible into approximately 10 percent of Legg Mason Common Stock (together, Legg Mason Stock).
     (2) Following the Merger Transaction, Legg Mason Stock was being held by a subsidiary of Citigroup that is not in the vertical chain of ownership with CGMI, and CGMI was not controlling or controlled by the entity holding Legg Mason Stock.
     (3) Legg Mason Preferred Stock was converted into Legg Mason Common Stock only after it was sold by Citigroup.
     (4) Citigroup engaged in efforts to sell Legg Mason Preferred Stock within a reasonable amount of time pursuant to an underwritten broadly distributed public offering.
     (5) Citigroup reduced its holdings in Legg Mason Stock below 10 percent within three months following the consummation of the Merger Transaction.
     (6) Citigroup did not participate in any proxy contest or other activities concerning the management of Legg Mason.
     (7) Citigroup did not acquire more than 5 percent of Legg Mason Common Stock at any time.
     (8) Brandywine and Western operated as separate and autonomous business units within Legg Mason.
     (9) The Consulting Group had no ability to exercise control or influence over the business of Brandywine or Western. Similarly, Brandywine and Western had no ability to exercise control or influence over the business of the Consulting Group.
     (10) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, with respect to each Portfolio for which Brandywine or Western currently serves as a Sub-Adviser, the percentage of Portfolio assets allocated for management purposes to these entities by the Consulting Group was not increased.
     (11) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, Brandywine and Western were not permitted to manage assets for any other Portfolio in the TRAK Program.
     (12) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, the fee rates paid to Brandywine and Western were not increased.
     (13) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, no other affiliates of Legg Mason were retained to act as Sub-Advisers in the TRAK Program.
     (14) The Board of Trustees of the Trust for the Consulting Group subjected Brandywine and Western to the same review process and fiduciary requirements as in effect for all other Sub-Advisers, and to the same performance standards.
Section V. Effective Dates
     If granted, this proposed exemption will be effective: (1) December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) as of December 1, 2005 with respect to the

Covered Transactions, the General Conditions and the Definitions that are described in Sections I, II and III; and (3) as of January 1, 2008 with respect to the new fee offset procedure.
     The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the Covered Transactions. This exemption is available to each specific party to whom the exemption grants relief, provided such party satisfies the terms and conditions of the exemption.
     For a more complete statement of the facts and representations supporting the Department’s decision to grant PTE 92-77, PTE 94-50, PTE 99-15 and PTE 2000-45, refer to the proposed exemptions and the grant notices which are cited above.
     Signed at Washington, DC, this 18th day of December, 2008.
Ivan L. Strasfeld,
Director of Exemption Determinations, Employee Benefits Security Administration, U.S. Department of Labor.

DEPARTMENT OF LABOR
Employee Benefits Security Administration
     [Prohibited Transaction Exemption 2009-12; Exemption Application No. D-11341]
     Grant of Individual Exemption To Replace Prohibited Transaction Exemption (PTE) 2000-45, Involving Citigroup Global Markets Inc. (CGMI), Formerly Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY
     AGENCY: Employee Benefits Security Administration, U.S. Department of Labor.
     ACTION: Grant of individual exemption to replace PTE 2000-45.
     This document contains a final exemption before the Department of Labor (the Department) that replaces PTE 2000-45 (65 FR 54315, September 7, 2000), an exemption granted to Salomon Smith Barney. On December 1, 2005, PTE 2000-45 became ineffective due to a material change in the exemption.
     PTE 2000-45 related to the operation of the TRAK Personalized Investment Advisory Service (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust) as described in a notice of proposed exemption (65 FR 35138, June 1, 2000), which underlies PTE 2000-45.
     The final exemption incorporates by reference many of the conditions contained in PTE 2000-45. The exemption also revises and updates certain facts and representations set forth in PTE 2000-45 to include a new fee offset procedure and the terms of a past merger (the Merger Transaction) between Citigroup Inc. (Citigroup) and Legg Mason, Inc. (Legg Mason). In this regard, the Applicants have requested that a limited and temporary exception to the definition of “affiliate” be incorporated in a new Section IV.
     DATES: Effective Date: This exemption is effective (1) from December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) as of December 1, 2005 with respect to the Covered Transactions, the General Conditions and the Definitions described in Sections I, II, and III; and (3) as of January 1, 2008 with respect to the new fee offset procedure.
     FOR FURTHER INFORMATION CONTACT: Mrs. Anna Vaughan or Ms. Jan D. Broady, Office of Exemptions Determinations, Employee Benefits Security Administration, U.S. Department of Labor, telephone (202) 693-8565 or (202) 693-8556. (These are not toll-free numbers.)
     SUPPLEMENTARY INFORMATION: On December 23, 2008, the Department published a notice of proposed exemption in the Federal Register at 73 FR 78846 from the prohibited transaction restrictions of section 406(a) of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1)(A) through (D) of the Code.
     The proposed exemption has been requested in an application filed on behalf of CGMI pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this exemption is being issued solely by the Department.
     The Department invited all interested persons to submit written comments and/or requests for a public hearing with respect to the notice of proposed exemption on or before February 23, 2009.

     During the comment period, the Department received 29 telephone calls from participants or beneficiaries in plans with investments in the TRAK Program. All of these comments concerned the commenters’ inability to understand the notice of proposed exemption or the effect of the exemption on the commenters’ benefits.
     The Department also received one written comment with respect to the proposed exemption. The comment, which was submitted by Citigroup, is intended to clarify and update certain factual information discussed in the proposed exemption, as follows:
     1. TRAK Program Assets. On page 78847 of the notice of proposed exemption, the first sentence of the first paragraph states that the TRAK Program held assets that were in excess of $9.4 billion. Citigroup states that the sentence should be revised to read as follows: “As of July 29, 2008, the TRAK Program held assets of approximately $8.8 billion.”
     Also, on page 78847 of the proposal, the first sentence in the last paragraph of the third column reads: “The assets sold by Citigroup to Legg Mason included Smith Barney Mutual Funds Management Inc. (now Smith Barney Fund Management LLC) but excluded the Consulting Group and the TRAK Program.” Citigroup explains that the first sentence should be revised to read: “The assets sold by Citigroup to Legg Mason included Smith Barney Fund Management LLC, but excluded the Consulting Group and the TRAK Program.”
     2. Citigroup Loan to Legg Mason. On page 78847 of the notice of proposed exemption, the last sentence in the last paragraph of the third column discusses a loan provided by Legg Mason to Citigroup. Citigroup explains that it provided the loan to Legg Mason. Therefore, this sentence should be revised to read as follows: “Also, Citigroup Corporate and Investment Banking provided to Legg Mason approximately $550 million in the form of a five-year loan facility.”
     3. Merger Transaction. On page 78848 of the notice of proposed exemption, Footnote 6 states that Citigroup Asset Management or “CAM” was sold to Legg Mason subsequent to the Merger Transaction. Citigroup explains that based on its knowledge, CAM was sold to Legg Mason as part of the Merger Transaction.
     4. General Conditions. On pages 78850 and 78854 of the proposed exemption, Section II(j) makes reference to the “Government Money Investments Portfolio” and the “GIC Fund Portfolio”. Citigroup wishes to clarify that these funds have been re-named the “Money Market Investments Portfolio” and the “Stable Value Investments Portfolio,” respectively.
     Also, on pages 78850 and 78854 of the proposal, Section II(k)(1)(E) uses the term “Financial Consultant.” Citigroup explains that it now refers to these employees as “Financial Advisors.”
     In response to Citigroup’s comment letter, the Department has made revisions to the operative language of the final exemption and, where applicable, has taken note of the foregoing clarifications and updates to the Summary of Facts and Representations of the proposed exemption.
     For further information regarding the comments and other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application file (Exemption Application No. D-11341) the Department is maintaining in this case. The complete application file, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Employee Benefits Security Administration, Room N-1513, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.
     Accordingly, after giving full consideration to the entire record, including the written comment, the Department has decided to grant the exemption subject to the modifications described above.

General Information
The attention of interested persons is directed to the following:
     (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act.
     (2) In accordance with section 408(a) of the Act, the Department makes the following determinations:
     (a) The exemption is administratively feasible;
     (b) The exemption is in the interest of the plan and of its participants and beneficiaries; and
     (c) The exemption is protective of the rights of participants and beneficiaries of employee benefit plans participating in the TRAK Program.
     (3) The exemption is supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
     Accordingly, the following exemption is granted under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990).
Section I. Covered Transactions
     A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective December 1, 2005, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (an IRA), a retirement plan for self-employed individuals (a Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Markets Funds (the Trust), established by Citigroup, Inc. (Citigroup), in connection with such Plans’ participation in the TRAK Personalized Investment Advisory Service (the TRAK Program).
     B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective December 1, 2005, with respect to the provision, by Citigroup’s Consulting Group (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary’s selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.
     This exemption is subject to the following conditions set forth below in Section II.

Section II. General Conditions
     (a) The participation of Plans in the TRAK Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Citigroup Global Markets Inc. (CGMI) and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
     (b) The total fees paid to the Consulting Group and its affiliates constitute not more than reasonable compensation.
     (c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.
     (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm’s length transaction with an unrelated party.
     (e) The Consulting Group provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
     (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary is implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that:
     (1) If such Independent Plan Fiduciary elects in writing, on a form designated by CGMI from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account is automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election continues in effect until revoked or terminated by the Independent Plan Fiduciary in writing.
     (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group’s asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change is adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.
     (3) If the change in the Consulting Group’s asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), CGMI sends out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation may be affected, describing the proposed reallocation and the date on which such allocation is to be instituted. If the Independent Plan Fiduciary notifies CGMI, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model remains at the current level, or at such other level as the Independent Plan Fiduciary then expressly designated, in writing. If the Independent Plan Fiduciary does not affirmatively opt out of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation is automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.
     (4) An Independent Plan Fiduciary receives a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), CGMI mails trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification depends upon the notification provisions agreed to by the Plan recordkeeper.

     (g) The Consulting Group generally gives investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the section 404(c) Plan), the Consulting Group provides investment advice that is limited to the Portfolios made available under the Plan.
     (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of CGMI and its affiliates.
     (i) Immediately following the acquisition by a Portfolio of any securities that are issued by CGMI and/ or its affiliates such as Citigroup common stock (the Citigroup Common Stock), the percentage of that Portfolio’s net assets invested in such securities does not exceed one percent. However, this percentage limitation may be exceeded if:
     (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third -party index (the Index).
     (2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index is:
     (i) Engaged in the business of providing financial information;
     (ii) A publisher of financial news information; or
     (iii) A public stock exchange or association of securities dealers. The Index is created and maintained by an organization independent of CGMI and its affiliates and is a generally- accepted standardized Index of securities which is not specifically tailored for use by CGMI and its affiliates.
     (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit CGMI or any party in which CGMI may have an interest.
     (4) The Independent Plan Fiduciary authorizes the investment of a Plan’s assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.
     (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Money Market Investments Portfolio and the Stable Value Investments Portfolio for which the Consulting Group and the Trust retains no investment management fee) which contains investments attributable to the Plan investor.
     (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,
     (1) Each Plan receives the following written or oral disclosures from the Consulting Group:
     (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, CGMI and its subsidiaries and the compensation paid to such entities.*

*	The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to CGMI or to other third parties.

     (B) Upon written or oral request to CGMI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
     (C) A copy of the investment advisory agreement between the Consulting Group and such Plan which relates to participation in the TRAK Program and describes the Automatic Reallocation Option.
     (D) Upon written request of CGMI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
     (E) In the case of Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a CGMI Consultant to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
     (F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.
     (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.
     (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary is required to represent in writing to CGMI that such fiduciary is (a) independent of CGMI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
     (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to CGMI that such fiduciary is (a) independent of CGMI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
     (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
     (1) The Trust’s semi-annual and annual report including a financial statement for the Trust and investment management fees paid by each Portfolio.
     (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor’s account to ascertain whether the Plan’s investment objectives have been met and recommending, if required, changes in Portfolio allocations.
     (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts’ performance.
     (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant’s benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant’s individual investment in the TRAK Program, and gives market commentary and toll-free numbers that enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
     (5) On a quarterly and annual basis, written disclosures to all Plans of (a) the percentage of each Portfolio’s brokerage commissions that are paid to CGMI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to CGMI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than CGMI and its affiliates, both expressed as cents per share.
     (m)(1) CGMI maintains or causes to be maintained for a period of (6) six years the records necessary to enable the persons described in paragraph (m)(2) of this section to determine whether the applicable conditions of this exemption have been met. Such records are readily available to assure accessibility by the persons identified in paragraph (2) of this section.
     (2) Notwithstanding any provisions of section 504(a)(2) and (b) of the Act, the records referred to in paragraph (1) of this section are unconditionally available at their customary location for examination during normal business hours by—
     (i) Any duly authorized employee or representative of the Department of Labor or the Internal Revenue Service;
     (ii) Any fiduciary of a participating Plan or any duly authorized employee of such employer;
     (iii) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and;
     (iv) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
     (3) A prohibited transaction is not deemed to have occurred if, due to circumstances beyond the control of CGMI, the records are lost or destroyed prior to the end of the six-year period, and no party in interest other than CGMI is subject to the civil penalty that may be assessed under section 502(i) of the Act or to the taxes imposed by sections 4975(a) and (b) of the Code if the records are not maintained or are not available for examination as required by paragraph (2) of this section.
     (4) None of the persons described in subparagraphs (ii)-(iv) of this section (m)(2) is authorized to examine the trade secrets of CGMI or commercial or financial information which is privileged or confidential.
Section III. Definitions
For purposes of this exemption:
     (a) The term “CGMI” means Citigroup Global Markets Inc. and any affiliate of Citigroup Global Markets Inc., as defined in paragraph (b) of this Section III.

     (b) An “affiliate” of CGMI includes:
     (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with CGMI. (For purposes of this subparagraph, the term “control” means the power to exercise a controlling influence over the management or policies of a person other than an individual);
     (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in CGMI or a person described in subparagraph (b)(1);
     (3) Any corporation or partnership of which CGMI, or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and
     (4) Any corporation or partnership of which any individual which is an officer or director of CGMI is a 10 percent or more partner or owner.
     (c) An “Independent Plan Fiduciary” is a Plan fiduciary which is independent of CGMI and its affiliates and is either:
     (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;
     (2) A participant in a Keogh Plan;
     (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;
     (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
     (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.
     (d) The term “officer” means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.
Section IV. Limited Exception
     (a) Notwithstanding the condition set forth in Section II(h) of the General Conditions or the definition of “affiliate” set forth in Section III(b) of the Definitions herein, during the period, December 1, 2005 until March 10, 2006, when Citigroup Inc. (Citigroup) held a 10 percent or greater economic ownership interest in Legg Mason, Inc. (Legg Mason) as a result of the merger transaction (Merger Transaction) consummated on December 1, 2005, between Citigroup and Legg Mason, Brandywine Asset Management LLC (Brandywine) and Western Asset Management Company (Western), both of which are wholly owned subsidiaries of Legg Mason, continued to be deemed “independent” of Citigroup Global Markets Inc. (CGMI) and its affiliates for purposes of Section II(h) of the General Conditions and Section III(b) of the Definitions, as long as the following conditions were met:
     (1) The Merger Transaction resulted in Citigroup receiving, among other things, approximately 4 percent of the Legg Mason voting common stock (Legg Mason Common Stock), and non-voting convertible preferred stock (Legg Mason Preferred Stock) which was convertible into approximately 10 percent of Legg Mason Common Stock (together, Legg Mason Stock).

     (2) Following the Merger Transaction, Legg Mason Stock was being held by a subsidiary of Citigroup that is not in the vertical chain of ownership with CGMI, and CGMI was not controlling or controlled by the entity holding Legg Mason Stock.
     (3) Legg Mason Preferred Stock was converted into Legg Mason Common Stock only after it was sold by Citigroup.
     (4) Citigroup engaged in efforts to sell Legg Mason Preferred Stock within a reasonable amount of time pursuant to an underwritten broadly distributed public offering.
     (5) Citigroup reduced its holdings in Legg Mason Stock below 10 percent within three months following the consummation of the Merger Transaction.
     (6) Citigroup did not participate in any proxy contest or other activities concerning the management of Legg Mason.
     (7) Citigroup did not acquire more than 5 percent of Legg Mason Common Stock at any time.
     (8) Brandywine and Western operated as separate and autonomous business units within Legg Mason.
     (9) The Consulting Group had no ability to exercise control or influence over the business of Brandywine or Western. Similarly, Brandywine and Western had no ability to exercise control or influence over the business of the Consulting Group.
     (10) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, with respect to each Portfolio for which Brandywine or Western currently serves as a Sub-Adviser, the percentage of Portfolio assets allocated for management purposes to these entities by the Consulting Group was not increased.
     (11) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, Brandywine and Western were not permitted to manage assets for any other Portfolio in the TRAK Program.
     (12) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, the fee rates paid to Brandywine and Western were not increased.
     (13) For so long as Citigroup’s ownership interest in Legg Mason remained greater than 10 percent, no other affiliates of Legg Mason were retained to act as Sub-Advisers in the TRAK Program.
     (14) The Board of Trustees of the Trust for the Consulting Group subjected Brandywine and Western to the same review process and fiduciary requirements as in effect for all other Sub-Advisers, and to the same performance standards.
Section V. Effective Dates
     This exemption is effective: (1) December 1, 2005 until March 10, 2006 with respect to the limited exception described in Section IV; (2) as of December 1, 2005 with respect to the Covered Transactions, the General Conditions and the Definitions that are described in Sections I, II and III; and (3) as of January 1, 2008 with respect to the new fee offset procedure.

     Signed at Washington, DC, this 20th day of March, 2009.
Ivan L. Strasfeld,
Director of Exemption Determinations, Employee Benefits Security Administration, U.S. Department of Labor.

For More Information
You may visit the Trust’s website at https://www.smithbarney.com/products—services /managed—money/trak/trak—cgcm.html for a free copy of this Prospectus, or an annual or semiannual report, or to request other information.
Annual and Semiannual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.
The Trust sends only one report to a household if more than one account has the same address. Contact your Financial Professional or the transfer agent if you do not want this policy to apply to you.
Statement of Additional Information
The SAI provides more detailed information about the Funds and is incorporated into this Prospectus by reference.
Investors can get free copies of the annual and semi-annual reports, request the SAI, or request other information and discuss their questions about the Funds by contacting the broker-dealer, bank or other financial intermediary (“Financial Professional”) through which shares of the Funds may be purchased or sold, or by writing to the Manager at:
Consulting Group Capital Markets Funds
The Consulting Group
222 Delaware Avenue
Wilmington, Delaware 19801
or at the Funds’ website at https://www.smithbarney.com/products—services /managed—money/trak/trak—cgcm.html.
Information about the Funds (including the SAI) can be reviewed and copied at the U.S. Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Additionally, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8900. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

Investment Company Act File No. 811-06318
©2009 Morgan Stanley Smith Barney LLC (“MSSB”). CGAS is an affiliate of MSSB.
®2010 Citigroup Global Markets Inc.       TK 2088       1/10

December 29, 2009
STATEMENT OF ADDITIONAL INFORMATION
CONSULTING GROUP CAPITAL MARKETS FUNDS
222 Delaware Avenue
Wilmington, Delaware 19801
1-888-374-9999 (ask for “Consulting Group”)
          This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectus (“Prospectus”) of Consulting Group Capital Markets Funds (“Trust” or “CGCM”), dated December 29, 2009, and should be read in conjunction with the Prospectus. The Trust is a series company that currently consists of eleven funds. These Funds are Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (individually, a “Fund” and collectively, the “Funds”). The Prospectus may be obtained by contacting any Financial Professional of Morgan Stanley Smith Barney LLC (“MSSB”) or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.
CONTENTS

Trustees and Officers of the Trust	2
Investment Objectives, Management Policies and Risk Factors	11
Investment Restrictions	34
Portfolio Transactions	37
Brokerage Commissions Paid	38
Portfolio Turnover	42
Investment Management and Other Services	42
Counsel and Independent Registered Public Accounting Firm	48
Portfolio Manager Disclosure	49
Purchase of Shares	92
Redemption of Shares	92
Redemptions in Kind	93
Net Asset Value	93
Taxes	94
Distributor	102
Custodian and Transfer Agent	102
Financial Statements	102
Appendix A—Ratings of Debt Obligations	103
Appendix B—Proxy Voting Policies and Procedures	105
Capitalized terms used but not defined in this SAI have the meanings accorded to them in the Prospectus.

TRUSTEES AND OFFICERS OF THE TRUST
          Overall responsibility for management and supervision of the Trust rests with its Board of Trustees (“Board” or “Trustees”). The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ distributor, Sub-advisers, custodian and transfer agent.
          The Consulting Group, a division of Consulting Group Advisory Services LLC (previously Citigroup Investment Advisory Services LLC) (“CGAS” or “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSB Holdings”), serves as the investment adviser for each series of the Trust. The Funds share a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.
          The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), is indicated by four asterisks.

				Number of
				Funds
		Term of	Principal	in Fund
	Position(s)	Office*	Occupation(s)	Complex	Other Board
Name, Address and	Held with	and Length of	During Past	Overseen	Memberships
Date of Birth	Trust	Time Served	Five Years	by Trustee	Held by Trustee
INDEPENDENT TRUSTEES

Armon E. Kamesar** 7328 Country Club Dr. La Jolla, CA 92037 Birth Year: 1927	Chairman and Trustee	Since 1994	Group Chairman, Vistage International (organization of chief executives)	11	None

Walter E. Auch** 6001 N. 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Trustee	Since 2006; previously served as a Trustee of the Trust from 1991 to December 2001	Retired	11	Trustee Emeritus, Nicholas Applegate Funds; Trustee, UBS Funds

Adela Cepeda c/o MSSB 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995 — present)	11	Director, Amalgamated Bank of Chicago; Trustee, MGI Funds; Director, UBS Funds; Director, Ft. Dearborn Income Securities

H. John Ellis** 858 E. Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Trustee	Since 1999	Retired	11	None

				Number of
				Funds
		Term of	Principal	in Fund
	Position(s)	Office*	Occupation(s)	Complex	Other Board
Name, Address and	Held with	and Length of	During Past	Overseen	Memberships
Date of Birth	Trust	Time Served	Five Years	by Trustee	Held by Trustee
Stephen E. Kaufman 277 Park Avenue, 47th Fl. New York, NY 10172 Birth Year: 1932	Trustee	Since 1991	Attorney, Stephen E. Kaufman, P.C. (1957-present)	11	None

John J. Murphy 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Nicholas Applegate Institutional Funds; Director, Legg Mason Partners Equity Trust; Director, UBS Funds

Mark J. Reed 101 S. Hanley Road Suite 1260 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (1988-present)	11	None

W. Thomas Matthews*** 453 Banks Mill Rad Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2006	Retired; Advisor, Smith Barney (2005- 2007); President and Chief Executive Officer, Smith Barney (2002-2005)	11	None

INTERESTED TRUSTEES

Laurie A. Hesslein**** Citigroup Inc. 485 Lexington Ave., 17th Floor New York, NY 10017 Birth Year: 1959	Trustee	Since 2006	Strategic Relationship Management, Citigroup Inc. (2009-present); Managing Director, Productivity Improvement and Re-engineering, Citigroup, Inc. (2008-2009); Managing Director, Chief Administrative Officer, Private Client Group, Citi Smith Barney (2004-2008); Managing Director, Investment Products, Private Client Group, Smith Barney (2003-2006); Director and member of the Audit Committee, CitiStreet,	11	None

3

Number of
Funds
		Term of	Principal	in Fund
	Position(s)	Office*	Occupation(s)	Complex	Other Board
Name, Address and	Held with	and Length of	During Past	Overseen	Memberships
Date of Birth	Trust	Time Served	Five Years	by Trustee	Held by Trustee
Retirement Plan Record Keeper (2002-2008); Interested Director, Vice President of a 501(c)(3) public charity which hosts Citi Impact Funding Trust (Citi GIFT), a donor-advised fund (2000-current)

OFFICERS

James J. Tracy MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1957	Chief Executive Officer and President	Since 2007	Managing Director, Head of Investment Advisory Services, MSSB (2009- present); Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services (“IAS”) (2008-2009); Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006).	N/A	N/A

James F. Walker MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1963	Chief Financial Officer and Treasurer	Since 2007	Managing Director and Chief Operating Officer, MSSB (2009-present); Managing Director, CGM and Chief Operating Officer, IAS, Smith Barney (2006-2009); previously, Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002.	N/A	N/A

Marc Brookman MSSB 2000 Westchester Ave. Purchase, NY 10577	Chief Administrative Officer	Since 2008	Managing Director and Director of Advisory Product and Program Management, MSSB (2009-present);	N/A	N/A

4

Number of
Funds
		Term of	Principal	in Fund
	Position(s)	Office*	Occupation(s)	Complex	Other Board
Name, Address and	Held with	and Length of	During Past	Overseen	Memberships
Date of Birth	Trust	Time Served	Five Years	by Trustee	Held by Trustee
Birth Year: 1963			Managing Director, IAS, Citi Global Wealth Management and Director Product Development and Management (2005-2009); Managing Director, Head of Retirement Services, Citigroup Asset Management (2004-2005)

Paul F. Gallagher MSSB 222 Delaware Ave. Wilmington, DE 19801 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director and Associate General Counsel, MSSB (2009-present); Director and Associate General Counsel, CGM (2006-2009); Senior Vice President and General Counsel, ICMA Retirement Corporation (1998-2006)	N/A	N/A

Dominic Maurillo MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1967	Chief Operating Officer and Investment Officer	Since 2007	Vice President, MSSB (2009-present); Senior Vice President, CGM (2009); First Vice President, CGM (2007-2009); Senior Vice President for D.F. King & Co., Inc. (1994-2007)	N/A	N/A

Steven Hartstein MSSB 480 Washington Blvd. Jersey City, NJ 07310 Birth Year: 1963	Chief Compliance Officer	Since 2006	Executive Director, MSSB (2009-present); Director, CGM and Assistant Director, IAS Compliance, Smith Barney (2008-2009); Senior Vice President, CGM and Assistant Director, IAS Compliance, Smith Barney (2006-2007); Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006)	N/A	N/A

5

Number of
Funds
		Term of	Principal	in Fund
	Position(s)	Office*	Occupation(s)	Complex	Other Board
Name, Address and	Held with	and Length of	During Past	Overseen	Memberships
Date of Birth	Trust	Time Served	Five Years	by Trustee	Held by Trustee
Jeanine Larrea MSSB 1221 Avenue of the Americas, 35th Floor New York, NY 10017 Birth Year: 1966	Anti-Money Laundering Compliance Officer	Since 2009	Vice President and Deputy AML Compliance Officer, MSSB (2009-present); Vice President, Morgan Stanley & Co. (2004-2009)	N/A	N/A

Israel Grafstein MSSB 485 Lexington Ave. New York, NY 10017 Birth Year: 1974	Assistant Secretary	Since 2006	Vice President and Associate General Counsel, MSSB (2009-present); Senior Vice President and Associate General Counsel, CGM (2008-2009); First Vice President and Associate General Counsel, CGM (2006-2007); Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005).	N/A	N/A

LeRoy T. Pease III MSSB 222 Delaware Ave. Wilmington, DE 19801 Birth Year: 1958	Vice President and Investment Officer	Since 1996	Vice President, MSSB (2009-present); Senior Vice President, CGM (prior to 2009)	N/A	N/A

Halvard Kvaale MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1963	Investment Officer	Since 2009	Managing Director and Head of Portfolio Advisory Services, MSSB (2009-present); Managing Director and Head of Global Advisor Research, Morgan Stanley & Co. (2006-2009); Head of Global Manager Research and Fee-based Advisory Solutions, Deutsche Bank (2000-2006)	N/A	N/A

6

Number of
Funds
		Term of	Principal	in Fund
	Position(s)	Office*	Occupation(s)	Complex	Other Board
Name, Address and	Held with	and Length of	During Past	Overseen	Memberships
Date of Birth	Trust	Time Served	Five Years	by Trustee	Held by Trustee
Vincenzo Alomia MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Vice President and Senior Research Analyst, MSSB (2009-present); Vice President and Senior Research Analyst, Morgan Stanley & Co. (2006-2009).	N/A	N/A

Jay T. Shearon MSSB 222 Delaware Ave. Wilmington, DE 19801 Birth Year: 1972	Investment Officer	Since 2007	Vice President, MSSB (2009-present); Vice President, CGM (2005-2009); Assistant Vice President, CGM (2000-2005)	N/A	N/A

Robert Seidel MSSB 650 S. Exeter St. Baltimore, MD 21202 Birth Year: 1975	Investment Officer	Since 2007	Vice President, MSSB (2009-present); First Vice President, CGM (2006-2009); Vice President, Legg Mason, Inc. (1997-2006)	N/A	N/A

*	Each Trustee serves until his or her successor has been duly elected and qualified.

**	Messrs. Auch, Ellis and Kamesar have each announced their retirement from the Board effective March 31, 2010, at which time they will respectively become Trustees Emeritus.

***	Mr. Matthews was an interested person of the Trust as defined by the 1940 Act until November 2009.

****	Ms. Hesslein is an interested person of the Trust as defined in the 1940 Act because she is an officer of MSSB’s predecessor and the Trust’s affiliate, Citigroup Inc., or certain of their affiliates.

7

          As of June 30, 2009, the Trustees of the Trust beneficially owned equity securities of the Funds within the dollar ranges presented in the table below:

Aggregate Dollar Range of
Equity
	Dollar Range		Securities in all Registered
	of Equity		Investment Companies
	Securities in		overseen by Trustee in
	the Funds		Family
Name of Trustee	of the Trust		of Investment Companies
Walter Auch	None

Adela Cepeda	Large Capitalization Growth Investments	$10,001-$50,000	$50,001-$100,000
	Large Capitalization Value Investments	$10,001-$50,000
	Small Capitalization Growth Investments	$1-$10,000
	Small Capitalization Value Investments	$1-$10,000
	International Equity Investments	$1-$10,000
	Emerging Markets Equity Investments	$1-$10,000
	Core Fixed Income Investments	$1-$10,000
	High Yield Investments	$1-$10,000
	International Fixed Income Investments	$1-$10,000
	Money Market Investments	$1-$10,000

H. John Ellis	Large Capitalization Growth Investments	$10,001-$50,000	$50,001-$100,000
	Large Capitalization Value Investments	$10,001-$50,000
	Small Capitalization Growth Investments	$1-$10,000
	Small Capitalization Value Investments	$1-$10,000
	Core Fixed Income Investments	$10,001-$50,000
	High Yield Investments	$1-$10,000
	Money Market Investments	$1-$10,000

Armon E. Kamesar	None

Stephen E. Kaufman	None

W. Thomas Matthews	Large Capitalization Growth Investments	Over $100,000	Over $100,000
	Large Capitalization Value Investments	$50,001-$100,000
	Small Capitalization Growth Investments	$10,001-$50,000
	Small Capitalization Value Investments	$10,001-$50,000
	International Equity Investments	$10,001-$50,000
	Emerging Markets Equity Investments	$50,001-$100,000
	Core Fixed Income Investments	$50,001-$100,000
	High Yield Investments	$10,001-$50,000
	International Fixed Income Investments	$10,001-$50,000
	Money Market Investments	$1-$10,000

John J. Murphy	Large Capitalization Growth Investments	Over $100,000	Over $100,000
	Large Capitalization Value Investments	Over $100,000
	Small Capitalization Growth Investments	$10,001-$50,000
	Small Capitalization Value Investments	$10,001-$50,000
	International Equity Investments	$50,001-$100,000
	Emerging Markets Equity Investments	Over $100,000
	Core Fixed Income Investments	$10,001-$50,000
	International Fixed Income Investments	$10,001-$50,000
	Money Market Investments	$10,001-$50,000

8

Aggregate Dollar Range of
Equity
	Dollar Range		Securities in all Registered
	of Equity		Investment Companies
	Securities in		overseen by Trustee in
	the Funds		Family
Name of Trustee	of the Trust		of Investment Companies
Mark J. Reed	Large Capitalization Growth Investments	$1-$10,000	$10,001-$50,000
	Large Capitalization Value Investments	$1-$10,000
	Small Capitalization Growth Investments	$1-$10,000
	Small Capitalization Value Investments	$1-$10,000
	International Equity Investments	$1-$10,000
	Emerging Markets Equity Investments	$1-$10,000
	Money Market Investments	$1-$10,000

Laurie A. Hesslein	None
          As of December 31, 2008, none of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustee”), or his or her immediate family members, owned beneficially, or of record, any securities issued by the Manager or its affiliates, any adviser or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, Sub-advisers or distributor of the Trust.
          The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust, namely Ms. Cepeda, and Messrs. Kamesar, Auch, Ellis, Kaufman, Matthews, Murphy and Reed.
          The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the Trustees for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met three times during the Trust’s most recent fiscal year.
          The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board. The Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Nominating Committee did not meet during the Trust’s most recent fiscal year.
          As of [December 1, 2009], the Trustees and officers of the Trust as a group owned, of record, less than 1% of the outstanding shares of the Trust. As of [December 1, 2009], the following shareholders owned of record or beneficially 5% or more of the outstanding shares of a Fund of the Trust:
[To be provided]
          The following table shows the compensation paid by the Trust to each Trustee during the last fiscal year of the Trust. Officers of the Trust, with the exception of the Funds’ Chief Compliance Officer (“CCO”), do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.
          For the fiscal year ended August 31, 2009, the Trustees were paid the following aggregate compensation by the Trust:

9

Pension or Retirement
	Aggregate	Benefits Accrued as	Estimated Annual	Total Compensation
	Compensation	Part of Trust	Benefits Upon	from Fund
Name of Person, Position	from Trust	Expenses	Retirement	Complex
Armon E. Kamesar, Chairman and Trustee	$	None	None	$
Walter E. Auch, Trustee	$	None	None	$
Adela Cepeda, Trustee	None	None	None	None
H. John Ellis, Trustee	$	None	None	$
Stephen E. Kaufman, Trustee	$	None	None	$
Thomas Matthews, Trustee	$	None	None	$
John J. Murphy, Trustee	$	None	None	$
Mark J. Reed, Trustee	$	None	None	$
Laurie Hesslein, Interested Trustee	None	None	None	None
Martin Brody*, Emeritus Trustee	$	None	None	$

*	Mr. Brody became an Emeritus Trustee in 2002. Mr. Matthews was an interested person of the Trust as defined by the 1940 Act until November 2009.

          Effective July 1, 2009, the Board reduced by 4% the amount of Board and Committee compensation the Trustees are entitled to receive from the Trust. Accordingly, effective July 1, 2009, each Trustee who is not affiliated with the Manager, any Sub-adviser or the Funds’ distributor is entitled to receive an annual fee of $69,120 and a fee of $5,760 for each regularly scheduled Board meeting attended (except that the Trust’s Chairman of the Board is entitled to receive an annual fee of $76,800 and a fee of $7,680 for each regularly scheduled Board meeting attended), and $1,200 for Board meetings attended that are conducted by telephone. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board, which in the aggregate amounted to [$                    ] for the fiscal year ended August 31, 2009. Effective July 1, 2009, each Audit Committee member is entitled to receive $1,440 for each Audit Committee meeting attended (except that the Audit Committee Chairman is entitled to receive $4,800 for each Audit Committee meeting attended). Effective July 1, 2009, each Nominating Committee member is entitled to receive $960 for each Nominating Committee meeting attended and $480 for Nominating Committee meetings attended that are conducted by telephone.
          Effective July 1, 2009, the Board adopted a new Trustee Emeritus policy. Except as otherwise noted below, a Trustee that has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of 77 years may elect to become a Trustee Emeritus. Upon reaching age 77, emeritus status is mandatory, or else the Trustee will retire. Emeritus Trustees may serve in emeritus status for a maximum of five (5) years from the date emeritus status is achieved, during which time they are entitled to receive an annual retainer of one-half the amount paid as an annual retainer at the time the Trustee became a Trustee Emeritus and a per meeting attended fee of one-half the amount paid to Trustees for attending the meeting, together with reasonable out-of-pocket expenses for each meeting attended. Messrs. Auch, Ellis, Kamesar and Kaufman are subject to the terms of the Trust’s previous Trustee Emeritus policy, which provides that a Trustee who has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of 80 years may be designated by the remaining Trustees as a Trustee Emeritus. Such Emeritus Trustees are entitled to serve in emeritus status for a maximum of ten (10) years from the date emeritus status is achieved, during which time they are entitled to receive an annual retainer of one-half the amount paid as an annual retainer at the time the Trustee became a Trustee Emeritus and a per meeting attended fee of one-half the amount paid to Trustees for

10

attending the meeting, together with reasonable out-of-pocket expenses for each meeting attended. A Trustee Emeritus does not have voting rights with respect to matters pertaining to the Trust.
INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS
          Each Fund is a separate series of the Trust, an open-end registered management investment company, Each Fund, except International Fixed Income Investments, is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of tis assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). International Fixed Income Investments is a non-diversified fund, which means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Prospectus discusses the investment objectives of the Funds, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. The Funds may rely upon the independent advice of their respective Sub-advisers (each a “Sub-adviser,” collectively, the “Sub-advisers”) to evaluate potential investments.
          Equity Securities. The equity-oriented Funds may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. High Yield Investments may invest up to 20% of its assets in equity securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.
          Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities. Core Fixed Income Investments and International Fixed Income Investments each may invest up to 10% of their total assets in preferred stocks.
          Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. Core Fixed Income Investments and International Fixed Income Investments each may invest up to 5% of their total assets in convertible securities.
          A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price,

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convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
          Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.
          Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right may only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.
          Initial Public Offerings (“IPOs”). Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments may invest in equity securities purchased in IPOs. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
          Real Estate Investment Trusts (“REITs”). Each Fund, except Money Market Investments, may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (“IRC”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its Fund mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
          REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align

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themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
          REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).
          Other Investment Companies. The Funds may invest in the securities of other investment companies to the extent such investments are consistent with the Funds’ investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, subject to certain exceptions, a Fund may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds, which investments will not be subject to the limitations described above. A Fund will not invest in other investment companies for which the Sub-advisers or any of their affiliates act as an investment adviser or distributor.
          Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Core Fixed Income Investments, International Fixed Income Investments and Emerging Markets Equity Investments each may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“Exchange Traded Funds” or “ETFs”).
          A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
          Short Sales. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may seek to hedge investments or realize additional gains through short sales. Core Fixed Income Investments, with respect to the assets allocated to PIMCO, and International Fixed Income Investments may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund borrows the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Fund will also incur transaction costs in effecting short sales.
          A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Thus the Fund’s losses on short sales are potentially unlimited.

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          Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.
          Management currently intends to limit the equity Funds’ (Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments) short sales to shares issued by ETFs. Utilizing this strategy will allow a Sub-adviser to adjust a Fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Fund’s holdings of individual stocks in that sector.
          Short Sales “Against the Box.” Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may seek to hedge investments or realize additional gains through short sales. Core Fixed Income Investments may from time to time make short sales against the box. In a short sale, a Fund borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Fund is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Fund owns or has the right to acquire at no added cost securities identical to those sold short.
          Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management.
          The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Sub-adviser considers appropriate.
          Fixed Income Securities. The market value of the obligations held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Funds’ yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Funds’ yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Funds’ current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.
          The fixed income oriented Funds, not including Money Market Investments, may invest in U.S. government securities, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury), corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, mortgage-backed and other asset-backed securities (“ABS”), inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or “indexed” securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, repurchase agreements on Fixed Income Instrument and reverse repurchase agreements on Fixed Income Instruments, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, and obligations of international agencies or supranational entities.
          Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Ratings Group (“S&P”), “Baa” or higher by Moody’s Investors Service, Inc. (“Moody’s”), the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Sub-adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

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          Below investment grade debt securities are those rated “BB” and below by S&P, Moody’s or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, the Funds may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.
          The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.
          Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
          Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Sub-advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
          The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.
          Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their Sub-advisers to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.
          Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund’s Sub-advisers will consider the event in their determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.
          Municipal Obligations. Municipal Bond Investments invests in municipal obligations, and Core Fixed Income Investments and International Fixed Income Investments may invest in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States (“U.S.”) and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities.

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They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.
          Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.
          The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities, which may limit a Fund’s ability to buy and sell these obligations at times and prices the Manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder a Fund’s ability to recover interest or principal in the event of a default by the issuer.
          The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation, and the rating of the issue.
          For purposes of applying a Fund’s diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The “issuer” of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:
•	the governmental agency, authority, instrumentality or other political subdivision that issued the security;

•	the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

•	the guarantor of payment obligations on the municipal obligations.
          Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer’s pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer’s taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer’s general taxing power. Revenue bonds may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.
          Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
          Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a “current earnings” adjustment for purposes of the federal corporate alternative minimum tax.

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          Interest income on certain types of private activity bonds issued after August 7, 1986, to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Fund’s dividends are derived from interest on those bonds.
          Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.
          Municipal Bond Investments will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Fund also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Fund may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.
          Mortgage-Backed Securities. Core Fixed Income Investments, International Fixed Income Investments and High Yield Investments may invest in mortgage-related securities including mortgage-backed securities. Core Fixed Income Investments and International Fixed Income Investments may each invest all of its assets in government and government related mortgage-backed securities. The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.
          Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage -backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the U.S. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly-owned U.S. governmental corporation within the Department of Housing and Urban Development (“HUD”). Government related mortgage -backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of HUD. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. In September 2008, the Federal Housing Financing Agency placed FNMA and FHLMC into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations.
          The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage -backed securities are developed and offered to investors, the Trust, consistent with the Funds’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Funds. A Fund will not invest more than 25% of its assets in privately issued mortgage-related securities.

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          Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular industry or group of industries.
          Core Fixed Income Investments and International Fixed Income Investments may invest in government stripped mortgage-related securities (“SMBs”), collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.
          One type of SMB has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each of Core Fixed Income Investments and International Fixed Income Investments may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.
          The Funds also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Funds will purchase only mortgage-related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of an investment company under the 1940 Act.
          Asset-Backed Securities (“ABS”). Core Fixed Income Investments, International Fixed Income Investments and Money Market Investments may each invest up to 5% of its assets in ABS. ABS may enhance a Fund’s performance; however, their use involves certain risks that may not be found in other mutual fund investments. The Funds will invest only in ABS that have received AAA rating from both Moody’s and S&P or an equivalent rating from another nationally recognized statistical rating organization.
          Structured Notes. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in structured notes. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
          Loan Participations. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a

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borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the applicable Sub-adviser to be creditworthy.
          There are risks involved in investing in Participations. The Funds may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing its portfolio and calculating its net asset value.
          Delayed Funding Loans and Revolving Credit Facilities. Core Fixed Income Investments and International Fixed Income Investments may enter into, or acquire Participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the Borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the Borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the applicable Sub-adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.
          The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.
          Event-linked Bonds. Core Fixed Income Investments and International Fixed Income Investments may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in that bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

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          Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
          Collateralized Debt Obligations. Core Fixed Income Investments and International Fixed Income Investments may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
          For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
          The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities however; an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
          Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
          A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.
          Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
          Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured ... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal ... [w]hereas it normally exhibits adequate protection

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parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal ... than in higher rated categories.”
          Inflation-Indexed Bonds. Core Fixed Income Investments and International Fixed Income Investments may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.
          Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a rate greater than inflation, real interest rates may rise, possibly leading to a decrease in value of inflation-indexed bonds.
          While these securities are expected to be protected form long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to factors other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the U.S. inflation rate.
          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
          Variable and Floating Rate Securities. High Yield Investments, International Fixed Income Investments, Core Fixed Income Investments and Municipal Bond Investments may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
          The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset

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feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
          The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
          Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.
          Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Funds, the Funds may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Funds could, for this or other reasons, suffer a loss to the extent of the default.
          Mortgage Dollar Roll Transactions. In order to enhance current income, Core Fixed Income Investments and International Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. At the time a Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Fund.
          High Yield Securities. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.
          The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the Sub-advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic

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conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters.
          In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
          Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Fund may decline more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-adviser will consider the event in determining whether the Fund should continue to hold the security.
          Non-Publicly Traded Securities. Each Fund may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.
          Pay-in-Kind Securities. The fixed income oriented Funds (except Money Market Investments) may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.
          Trust Preferred Securities. The fixed income oriented Funds may invest in “trust preferred securities”, or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.
          Supranational Entities. International Fixed Income Investments and Core Fixed Income Investments subject to the diversification requirements of the IRC, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (“World Bank”), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.
          ADRs, EDRs and GDRs. The Funds ( except Money Market Investments ) may also purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.

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          Eurodollar Instruments and Yankee Bonds. Core Fixed Income Investments and International Fixed Income Investments may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the U.S., primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.
          Foreign Securities. The Funds may invest in the securities of non-U.S. issuers. Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-adviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.
          Each of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments and Small Capitalization Growth Investments may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. Small Capitalization Value Equity Investments may invest up to 10% of its assets in foreign securities, including emerging market securities. Core Fixed Income Investments may invest up to 30% of its assets in non-U.S. dollar-denominated securities and may invest up to 10% of its assets in emerging market securities. High Yield Investments may invest up to 20% of its assets in securities of issuers located in developed and emerging market foreign countries.
          Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
          Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
          Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a

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significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.
          The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
          Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.
          Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.
          Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
          Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.
          Brady Bonds. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.
          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

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          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).
          Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
          Custody Services and Related Investment Costs. Custody services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.
          Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
          Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
          Forward Currency Contracts. The Funds may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Fund’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Fund enters into the contract. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, the Fund will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these contracts.
          Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Funds, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.
          At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of

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the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
          In hedging specific portfolio positions, a Fund may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Fund’s Sub-adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of the Fund’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Fund’s Sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.
          Options on Securities and Securities Indices. Each Fund, except Money Market Investments, may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
          Writing Covered Call and Put Options on Securities and Securities Indices. Each Fund, except Money Market Investments, may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
          A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
          Purchasing Call and Put Options. The Funds, except Money Market Investments, will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.
          A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying

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securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
          Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
          Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCCorp”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
          A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”
          A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (“SEC”) changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
          Transactions by a Fund in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
          The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
          The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
          In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

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          Futures Contracts and Related Options. Each Fund, except Money Market Investments, may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Sub-adviser that such contracts are necessary or appropriate in the management of a Fund’s assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. The Funds are operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, who is not subject to regulation or regulation under the CEA.
          All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Fund’s assets.
          A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Sub-adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.
          A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund.
          Swaps. Emerging Markets Equity Investments, with respect to 20% of the total assets allocated to SSgA Funds Management Inc., Core Fixed Income Investments, with respect to 20% of its total assets, and International Fixed Income Investments, with respect to 20% of its total assets, may enter into swaps. Swaps are over-the-counter contracts that allow two counter-parties to exchange liabilities and include, but are not limited to, interest rate swaps, total return swaps and swaptions. An interest rate swap allows two counter-parties to exchange their fixed and variable rate liabilities. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A total return swap allows for the exchange of the rate of return on an index, such as the Barclays Capital U.S. Aggregate BondTM Index, for a variable interest rate. A swaption gives the purchaser the right to enter into a specified amount of a swap contract on or before a specified future date. The Funds may use these instruments so long as the underlying instrument is a security or index of an asset type permitted in the guidelines. To the extent a Fund invests in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.
          Credit default swaps are a mechanism to either purchase or sell default insurance. As a purchaser of a credit default swap, the Fund pays a premium to enter into an arrangement that protects a portfolio holding in the event of a default. As a seller of a credit default swap, the Fund collects a premium for underwriting default insurance. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the

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subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
          Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.
          Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Sub-adviser(s) ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the IRC may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
          Depending on the terms of the particular option agreement, Core Fixed Income Investments, International Fixed Income Investments and Emerging Markets Equity Investments will each generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
          For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap sold by a Fund (i.e., when the Fund sells credit default protection), however, a Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
          Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

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          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 by the CFTC, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
          U.S. Government Securities. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. The U.S. government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.
          U.S. government securities may include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
          Exchange Rate-Related U.S. Government Securities. Each Fund, except Money Market Investments, may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.
          Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

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          Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.
          Custodial Receipts. Each Fund, other than Money Market Investments, may acquire custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO”) Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.
          Money Market Instruments. Money market instruments include: U.S. government securities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
          Commercial Paper. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
          When-Issued and Delayed Delivery Securities. Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.
          Repurchase Agreements. Each Fund may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an

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agreed upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. A Fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Fund’s Sub-adviser, acting under the supervision of the Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Fund, exceeds 15% of the Fund’s total net assets (10% for Money Market Investments). In entering into a repurchase agreement, a Fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.
          Reverse Repurchase Agreements. Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.
          Borrowing. Each Fund may borrow to the extent permitted under its fundamental investment restrictions. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Fund’s shares will decrease faster than otherwise would be the case. Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.
          Lending Portfolio Securities. Consistent with applicable regulatory requirements, each Fund, other than Municipal Bond Investments, may lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend securities to affiliated companies unless the Fund has applied for and received specific authority to do so from the SEC. A Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a

33

loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds, including Money Market Investments, or high quality instruments with short maturities or funds that invest only in such instruments.
A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share net asset value. Investing the cash collateral subjects the Fund’s investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.
The cash collateral may be invested in Money Market Investments. The cash collateral invested in Money Market Investments may be subject to the risk of loss in the underlying investments of Money Market Investments.
          Illiquid Securities. Each Fund, except Money Market Investments, will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Money Market Investments will not invest more than 10% of its net assets in illiquid and other securities that are not readily marketable. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued the security. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Sub-adviser. The Sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the Sub-advisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes.
          Temporary Investments. For temporary defensive purposes, during periods when a Sub-adviser of a Fund, in consultation with the Manager, believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to the Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.
          For the same purposes, Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the Sub-adviser to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the U.S.; and (iv) are of comparable quality to obligations issued by U.S. banks in which the Fund may invest in the opinion of the Fund’s Sub-adviser.
INVESTMENT RESTRICTIONS
          The investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Funds. Each Fund’s investment objective, stated in the Prospectus, also is fundamental. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund,

34

which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Investment restrictions 9 through 24 may be changed by a vote of a majority of Board at any time upon at least 60 days’ prior notice to shareholders, except that Municipal Bond Investment’s 80% investment policy is fundamental and may be changed only by a vote of its shareholders.
     Under the investment restrictions adopted by the Funds:
     1. A Fund, other than International Fixed Income Investments, will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.
     2. A Fund, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
     3. A Fund will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.
     4. A Fund will not borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.
     5. A Fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.
     6. A Fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.
     7. A Fund will not engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.
     8. A Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.
     9. A Fund will not invest in oil, gas or other mineral leases or exploration or development programs.
     10. A Fund (except Core Fixed Income Investments and International Fixed Income Investments) will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, and Emerging Markets Equity Investments may engage in short sales on shares issued by ETFs.
     11. A Fund will not make investments for the purpose of exercising control or management.
     12. A Fund will not purchase any security of a registered investment company if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of any registered investment company’s outstanding voting stock; more than 5% of the value of the Fund’s total assets would be invested in securities of any one registered investment company; or more than 10% of the Fund’s total assets would be invested in registered investment companies in general.

35

     13. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (10% for Money Market Investments) would be invested in securities that are illiquid.
     14. Large Capitalization Growth Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.
     15. Large Capitalization Value Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.
     16. Small Capitalization Growth Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Fund defines small capitalization companies as companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.
     17. Small Capitalization Value Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Fund defines small capitalization companies as companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.
     18. International Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S.
     19. Emerging Markets Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in countries with emerging markets, defined as a country having per capita income in the low to middle ranges, as determined by the World Bank.
     20. Core Fixed Income Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities.
     21. High Yield Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of corporate issuers located in the U.S. rated below investment grade by two or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the Sub-advisers.
     22. International Fixed Income Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar-denominated fixed income securities.
     23. Municipal Bond Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam).

36

     24. Money Markets Investments invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the 1940 Act, at the time of acquisition.
          The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.
          Department of Labor (“DOL”) Exemption. Sales of Fund shares under the TRAK® Personalized Investment Advisory Services (“Program”) to clients that are employee benefit plans, IRAs or Keogh Plans (collectively, “Plans”) are subject to regulation by the Department of Labor (“DOL”) and the provisions of the Employee Retirement Income Security Act of 1974, as amended and/or the prohibited transaction provisions of Section 4975 of the IRC, as amended. CGM, through its predecessors, received a prohibited transaction exemption from the DOL covering certain transactions in shares of the Funds in connection with a Plan’s participation in the Program, and Consulting Group’s services under the Program.
PORTFOLIO TRANSACTIONS
          Decisions to buy and sell securities for a Fund are made by the Sub-adviser(s), subject to the overall review of the Manager and the Board. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Sub-adviser, investments of the type that the Funds may make also may be made by those other accounts. When a Fund and one or more other accounts managed by a Sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.
          The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate in connection with such underwritings. In addition, for underwritings where an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.
          Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.
          In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Sub-adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Trust and the Sub-adviser authorizes the Sub-adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other accounts over which the Sub-adviser or its affiliates exercise investment discretion. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places portfolio trades. The Sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income

37

securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-adviser in advising its clients (including Funds), although not all of these services are necessarily useful and of value in managing the Fund. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund’s Sub-adviser receiving brokerage and research services. As noted above, a Sub-adviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
     The Board will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.
     To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board has determined that transactions for a Fund may be executed through an affiliated broker-dealer if, in the judgment of its Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.
     The Funds will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which any affiliate of the Funds thereof, is a member, except to the extent permitted by the SEC.
     The Funds may use an affiliated broker-dealer as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.
BROKERAGE COMMISSIONS PAID
     The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal year ended August 31, 2009:

						% of Total	% of Total
				% of Total	% of Total	Dollar Amount	Dollar Amount
	Total			Brokerage	Brokerage	of Transactions	of Transactions
	Brokerage	Commissions	Commissions	Commissions	Commissions	Involving	Involving
	Commissions	Paid to	Paid to	Paid to	Paid to	Commissions	Commissions
Fund	Paid*	CGM[1]	MS&Co.[2]	CGM	MS&Co.	Paid to CGM	Paid to MS&Co.

Large Capitalization Growth Investments

Large Capitalization Value Equity Investments
Small Capitalization Growth Investments

38

						% of Total	% of Total
				% of Total	% of Total	Dollar Amount	Dollar Amount
	Total			Brokerage	Brokerage	of Transactions	of Transactions
	Brokerage	Commissions	Commissions	Commissions	Commissions	Involving	Involving
	Commissions	Paid to	Paid to	Paid to	Paid to	Commissions	Commissions
Fund	Paid*	CGM[1]	MS&Co.[2]	CGM	MS&Co.	Paid to CGM	Paid to MS&Co.

Small Capitalization Value Equity Investments
International Equity Investments

Emerging Markets Equity Investments
Core Fixed Income Investments

High Yield Investments

International Fixed Income Investments

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Growth Investments—$[ ] ($[ ] total dollar amount of directed brokerage transactions); Large Capitalization Value Equity Investments—$[ ] ($[ ] total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments—$[ ] ($[ ] total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments—$[ ] ($[ ] total dollar amount of directed brokerage transactions); and International Equity Investments—$[ ] ($[ ] total dollar amount of directed brokerage transactions).

[1]	CGM Includes commissions paid to Citigroup Global Markets, Inc. or any of its affiliates from September 1, 2008 to August 31, 2009.

[2]	MS&Co. includes commissions paid to Morgan Stanley & Co. Incorporated (“MS&Co.”) or any of its affiliates from June 1, 2009 to August 31, 2009.

     Core Fixed Income Investments, Municipal Bond Investments and Money Market Investments did not pay brokerage commissions during the fiscal year ended [August 31, 2009].
     The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal year ended August 31, 2008:

				% of Total
			% of Total	Dollar Amount
	Total		Brokerage	of Transactions
	Brokerage	Commissions	Commissions	Involving
	Commissions	Paid to	Paid to	Commissions
Fund	Paid*	CGM	CGM	Paid to CGM

Large Capitalization Growth Investments	$2,815,405	$79,157	2.81%	3.80%

Large Capitalization Value Equity Investments	1,756,371	11,183	0.64%	1.87%
Small Capitalization Growth Investments	1,186,300	2,348	0.20%	0.55%

Small Capitalization Value Equity Investments	441,186	N/A	N/A	N/A
International Equity Investments	3,750,141	188,379	5.02%	13.02%

Emerging Markets Equity Investments	2,291,438	517	0.02%	0.02%
Core Fixed Income Investments	37,361	N/A	N/A	N/A

High Yield Investments	2,427	N/A	N/A	N/A

International Fixed Income Investments	12,589	N/A	N/A	N/A

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Growth Investments—$1,129,702 ($75,605,876 total dollar amount of directed brokerage transactions); Large Capitalization Value Equity Investments—$131,474 ($122,057,028 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments—$68,897 ($73,406,213 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments—$20,367 ($11,770,423 total dollar amount of directed brokerage transactions); and International Equity Investments—$48,828 ($393,994,662 total dollar amount of directed brokerage transactions).
     Core Fixed Income Investments, Municipal Bond Investments and Money Market Investments did not pay brokerage commissions during the fiscal year ended August 31, 2008.

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     The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal year ended August 31, 2007:

				% of Total Dollar
				Amount
			% of Total	of Transactions
			Brokerage	Involving
	Total Brokerage	Commissions	Commissions	Commissions
Fund	Commissions Paid*	Paid to CGM	Paid to CGM	Paid to CGM

Large Capitalization Value Equity Investments	$969,239	$6,565	0.68%	1.33%

Large Capitalization Growth Investments	$3,265,419	$103,845	3.18%	5.82%
Small Capitalization Value Equity Investments	$405,197	N/A	N/A	N/A

Small Capitalization Growth Investments	$1,060,792	N/A	N/A	N/A
International Equity Investments	$1,676,572	$22,511	1.34%	0.93%

Emerging Markets Equity Investments	$1,175,617	$146	0.01%	0.01%
High Yield Investments	$3,539	$60	1.70%	0.06%

*	Total includes commissions directed for research and statistical services as follows: Large Capitalization Value Equity Investments—$234,056 ($517,704,881 total dollar amount of directed brokerage transactions); Large Capitalization Growth Investments—$856,367 ($728,012,364 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments—$130,043 ($79,991,728 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments—$162,322 ($33,711,431 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Investments—$187,002 ($823,967 total dollar amount of directed brokerage transactions).
     Money Market Investments, Core Fixed Income Investments, Municipal Bond Investments, and International Fixed Income Investments did not pay brokerage commissions during the fiscal year ended August 31, 2007.

40

     The following table sets forth each Fund’s holdings of securities issued by its regular brokers or dealers:

Value of
Securities Held
as of Fiscal
	D=Debt	Year Ended
Fund Name	E=Equity	August 31, 2009

41

PORTFOLIO TURNOVER
     Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Fund. The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.
     A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Funds are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.
     Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.
     The Funds’ turnover rates for the last two fiscal years were as follows:

	Fiscal Year	Fiscal Year
	Ended	Ended
	August 31,	August 31,
Fund**	2009	2008
Large Capitalization Growth Investments	113%	79%
Large Capitalization Value Equity Investments	97	55
Small Capitalization Growth Investments	73	66
Small Capitalization Value Equity Investments	53	39
International Equity Investments	72	124
Emerging Markets Equity Investments	133	74
Core Fixed Income Investments*	331	298
High Yield Investments	68	73
International Fixed Income Investments	263	263
Municipal Bond Investments	25	26

*	Core Fixed Income Investments excludes mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate for the fiscal years ended August 31, 2009, and August 31, 2008, respectively, would have been 374% and 346%, respectively.

INVESTMENT MANAGEMENT AND OTHER SERVICES

42

     Manager; Sub-advisers. The Consulting Group, a division of CGAS, and each a business of MSSB Holdings, serves as investment manager to the Trust pursuant to an investment management agreement (“Management Agreement”) between the Trust and CGAS. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Manager on behalf of the Funds (“Subadvisory Agreements”).
     Each Fund bears its own expenses, which generally include all costs not specifically borne by the Manager, the distributor, the Sub-advisers, the Administrator, the transfer agent or other service providers. Included among the Funds’ expenses are costs incurred in connection with a Fund’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations. As administrator, Brown Brothers Harriman & Co. provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to the Funds’ shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and its committees.
     Under the Management Agreement, each Fund pays CGAS a fee, calculated daily and paid monthly, based on the rates applied to the value of each Fund’s average daily net assets. CGAS pays each Sub-adviser, based on the rates applied to each respective Fund’s average daily net assets on a monthly basis. The maximum allowable annual management fee, the aggregate subadvisory fee paid by CGAS to each Sub-adviser and the fee retained by CGAS for the fiscal year ended August 31, 2009, are indicated below:

			Maximum
	Sub-adviser		Allowable Annual
Fund*	Fee*	CGAS Fee	Management Fee
Large Capitalization Growth Investments		0.24	0.60
Large Capitalization Value Equity Investments		0.30	0.60
Small Capitalization Growth Investments		0.30	0.80
Small Capitalization Value Equity Investments		0.30	0.80
International Equity Investments		0.30	0.70
Emerging Markets Equity Investments		0.30	0.90
Core Fixed Income Investments		0.20	0.40
High Yield Investments		0.25	0.70
International Fixed Income Investments		0.25	0.50
Municipal Bond Investments		0.20	0.40
Money Market Investments		0.00	0.15

*	Effective rate based on average net assets for the period ended August 31, 2009.

     Administrator. Brown Brothers Harriman & Co. (“BBH”) serves as the administrator (“Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”). For its administrative services, BBH receives an annual asset -based fee of 0.0275% on assets up to the first $5 billion and 0.0200% on assets in excess of $5 billion and out-of-pocket expenses. The assets used to determine the administration fee are calculated based on the Trust’s aggregate assets.

43

     For the fiscal year ended August 31, 2009, the Funds’ investment management fees paid to CGAS and administration fees, paid in the aggregate to BBH*, were approximately:

	Management	Administration
Fund	Fee	Fee
Large Capitalization Growth Investments	$	$
Large Capitalization Value Equity Investments
Small Capitalization Growth Investments
Small Capitalization Value Equity Investments
International Equity Investments
Emerging Markets Equity Investments
Core Fixed Income Investments
High Yield Investments
International Fixed Income Investments
Municipal Bond Investments
Money Market Investments

*	Reported administration fees paid to BBH include fees for fund accounting and custody services.
     For the fiscal year ended August 31, 2009, management fees, in the aggregate, were waived as follows:

Fee
Fund	Waivers
Large Capitalization Growth Investments
Large Capitalization Value Equity Investments
Small Capitalization Growth Investments
Small Capitalization Value Equity Investments
International Equity Investments
Emerging Markets Equity Investments
Core Fixed Income Investments
High Yield Investments
Municipal Bond Investments
International Fixed Income Investments
Money Market Investments
     For the fiscal years ended August 31, 2008 and August 31, 2007, respectively, the Funds’ investment management fee paid to CGAS and administration fees paid to BBH:

	2008		2007
	Management	Administration	Management	Administration
	Fee	Fee	Fee	Fee

Large Capitalization Growth Investments	14,233,083	747,480	$13,028,580	$1,286,951

Large Capitalization Value Equity Investments	11,110,516	576,361	10,447,532	1,052,340
Small Capitalization Growth Investments	3,217,941	154,077	3,120,285	248,482

Small Capitalization Value Equity Investments	2,673,987	134,150	2,880,302	243,552
International Equity Investments	11,343,671	1,073,064	10,612,763	1,130,105

44

	2008		2007
	Management	Administration	Management	Administration
	Fee	Fee	Fee	Fee
Emerging Markets Equity Investments	5,943,875	695,843	3,589,569	620,225
Core Fixed Income Investments	3,957,795	432,877	3,249,458	566,683

High Yield Investments	865,547	58,703	675,933	82,814
International Fixed Income Investments	1,094,019	136,112	958,463	162,299

Municipal Bond Investments	381,032	39,052	270,292	49,551
Money Market Investments	249,107	72,593	199,982	90,959

*	During the fiscal year ended August 31, 2007, BBH did not waive any portion of its administration fee. Prior to January 1, 2007, State Street Bank and Trust Company served as the Custodian of the Trust.
     For the fiscal years ended August 31, 2008 and August 31, 2007 respectively, management, administration and custody fees, in the aggregate, were waived as follows:

	Fee Waivers
	2008	2007*

Large Capitalization Growth Investments	$432	$13,028,580

Large Capitalization Value Equity Investments	407,843	10,447,532
Small Capitalization Growth Investments	38,280	3,120,285

Small Capitalization Value Equity Investments	40,847	2,880,302
International Equity Investments	1,000,715	10,612,763

Emerging Markets Equity Investments	957,242	3,589,569
Core Fixed Income Investments	21,943	3,249,458

High Yield Investments	189,895	675,933
International Fixed Income Investments	0	958,463

Municipal Bond Investments	0	270,292
Money Market Investments	34,605	199,982

*	During the fiscal year ended August 31, 2007, BBH did not waive any portion of its administration fee. Prior to January 1, 2007, State Street Bank and Trust Company served as the Custodian of the Trust.
     Until June 1, 2009, CGAS was a subsidiary of Citigroup Inc. On June 1, 2009, Morgan Stanley & Co. (“Morgan Stanley”) and Citigroup Inc. formed the joint venture known as MSSB Holdings, of which CGAS is a wholly-owned subsidiary. Consulting Group, a division of CGAS is a registered investment adviser and is responsible for overseeing the management of the Funds. Consulting Group has extensive experience in providing investment adviser selection services. Consulting Group, through its predecessor, the Consulting Services Division, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager’s comprehensive database of money management firms, through which the Manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisers, and annually conducts over 300 onsite evaluation visits to advisers. As of [November 30, 2009], CGAS’s Investment Advisory Service unit, of which Consulting Group is a party, provided services with respect to over [$ billion] of client assets representing over [                      ] separate accounts under a variety of programs designed for individual and institutional investors.

45

     The Manager, MSSB and each Sub-adviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager, with the exception of the Trust’s CCO, for whom the Trust reimburses a portion of his annual compensation. MSSB maintains office facilities for the Trust. The Manager the Sub-advisers, and BBH bear all expenses in connection with the performance of their respective services under the Management Agreement, the Subadvisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.
Disclosure of Portfolio Holdings
     The Trust has adopted policies and procedures with respect to the disclosure of each Fund’s securities and any ongoing arrangements to make available information about the Fund’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s securities holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of the Manager, the Administrator, MSSB or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s securities holdings may not be shared with non-employees of the Trust’s service providers, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund’s business purposes and in accordance with the policy.
     The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. The Manager believes that this passage of time prevents a third party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.
     Under the policy, each Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-employees with simultaneous public disclosure at least 25 days after calendar quarter end except in the case of money market funds’ holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a MSSB or the Trust’s Internet site that is accessible by the public, or through public release by a third party vendor.
     The policy permits the release of limited portfolio holdings information that is not yet considered stale in certain situations, including:
     1. Each Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
     2. Each Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
     3. A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds, including the Fund) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.
     4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
     5. Each Fund’s sector weightings, performance attribution (e.g., analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.
     6. The Fund’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

46

     Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Fund, the Manager, and any other affiliated party may not receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Trustees.
     The approval of the CCO, or his or her designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s and Administrator’s legal department, as necessary. Exceptions to the policies are reported to the Trustees at their next regularly scheduled meeting.
     Set forth below are charts showing those parties with whom the Manager, on behalf of each Fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the below as recipients are service providers, fund rating agencies, consultants and analysts.
     As of December 1, 2009, the Funds may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
BBH (Administrator, Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group, Inc. (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after Quarter End
Lipper	Quarterly	25 days after Quarter End
Morningstar Inc.	Quarterly	25 days after Quarter End
Vestek	Daily	None
FactSet Research Systems Inc.	Daily	None
     As of December 1, 2009, the Funds also may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
Plexus Group (unit of Investment Technology Group, Inc.)	Quarterly	Sent the 1-3 business day following the end of a Quarter
Fitch, Inc.	Monthly	Sent 6-8 business days following month end
Moody’s Corp.	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day
Proxy Voting Policies
     Although individual Trustees may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager and Sub-advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.
     Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Manager or the Sub-adviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those

47

of the Manager or the Sub-adviser or any affiliated person of the Fund and the Fund’s shareholders, on the other.
     Attached as Appendix B are copies of the guidelines and procedures that the Manager and Sub-advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager and or Sub-advisers use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Trust or the Manager or Sub-advisers, on the other. This summary of the guidelines gives a general indication as to how the Manager and Sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and-or Sub-advisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.
     The proxy voting policies of the Sub-advisers, or summaries thereof, are also found in Appendix B.
     Information on how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling (800) 444-4273 (ask for “Consulting Group”), on the SEC’s website at http://www.sec.gov and on the Trust’s website at http://www.smithbarney.com/products_services/managed_money/trak/.
Code of Ethics
     Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Manager, each Sub-adviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
     Copies of the codes of ethics of the Trust, the Manager, Sub-advisers and distributor are on file with the SEC.
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19102, serves as counsel to the Trust. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, serves as counsel to the Independent Trustees.
     Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust. Deloitte replaced KPMG LLP effective June 1, 2009. KPMG resigned due to a relationship with Morgan Stanley Inc. that impaired KPMG’s independence from Morgan Stanley Inc. or its affiliates, including MSSB.
     Organization of the Trust. The Trust has been organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (“Trust Agreement”).
     In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PNC Global Investor Servicing, Inc., the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, meaning that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trustwide basis, except with respect to proposals affecting an individual Fund, such as those with respect to the Management Agreement.

48

     Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.
PORTFOLIO MANAGER DISCLOSURE
Portfolio Managers
     The following tables set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of August 31, 2009.
   Other Accounts Managed by Portfolio Managers
     The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.
Large Capitalization Growth Investments
Delaware Management Company

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffrey S. Van Harte *

Christopher J. Bonavico *

Christopher M. Ericksen *

Daniel J. Prislin*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffrey S. Van Harte

Christopher J. Bonavico

Christopher M. Ericksen

Daniel J. Prislin

49

Large Capitalization Growth Investments
Frontier Capital Management Co., Inc.

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen M. Knightly
Large Capitalization Growth Investments
Wells Capital Management Inc.

	Registered Investment		Other Pooled Investment
	Company		Vehicle		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Thomas J. Pence

Michael C. Harris
Large Capitalization Growth Investments
Westfield Capital Management Company, L.P.

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Arthur J. Bauernfeind*

William A. Muggia*

Matthew W. Strobeck*

Ethan J. Meyers*

Scott R. Emerman*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

50

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Arthur J. Bauernfeind

William A. Muggia

Matthew W. Strobeck

Ethan J. Meyers

Scott R. Emerman
Large Capitalization Value Equity Investments
Artisan Partners Limited Partnership

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott C. Satterwhite*

James C. Kieffer*

George O. Sertl, Jr.*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott C. Satterwhite

James C. Kieffer

George O. Sertl, Jr.

51

Large Capitalization Value Equity Investments
Cambiar Investments, LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Brian M. Barish*

Maria L. Mendelsberg

Ania A. Aldrich

Timothy A. Beranek

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Brian M. Barish
Large Capitalization Value Equity Investments
Cullen Capital Management, LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
James P. Cullen*

John C. Gould

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James P. Cullen
Large Capitalization Value Equity Investments
NFJ Investment Group LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Ben J. Fischer

R. Burns McKinney

Jeffrey S. Partenheimer

Thomas W. Oliver

Paul A. Magnuson

52

Small Capitalization Growth Investments
Wall Street Associates LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
William Jeffery, III*

Kenneth F. McCain*

Paul J. Ariano *

Carl Wiese *

Paul K. LeCoq*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William Jeffery, III

Kenneth F. McCain

Paul J. Ariano

Carl Wiese

Paul K. LeCoq
Small Capitalization Growth Investments
Westfield Capital Management Company, L.P.

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Arthur J. Bauernfeind*

William A. Muggia*

Ethan J. Meyers*

53

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott R. Emerman*

Matthew W. Strobeck*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Arthur J. Bauernfeind

William A. Muggia

Ethan J. Meyers

Scott R. Emerman

Matthew W. Strobeck
Small Capitalization Value Equity Investments
Delaware Management Company

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher S. Beck
Small Capitalization Value Equity Investments
NFJ Investment Group LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul A. Magnuson

Ben J. Fischer

R. Burns McKinney

Morley D. Campbell

54

Small Capitalization Value Equity Investments
Rutabaga Capital Management LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Schliemann

Brent Miley

N. Carter Newbold

Dennis Scannell

Rob Henderson
International Equity Investments
Marsico Capital Management, LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
James G. Gendelman
International Equity Investments
Philadelphia International Advisors LP

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Andrew B. Williams*

Robert C. Benthem de Grave*

Frederick B. Herman, III*

Peter W. O’Hara*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

55

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Andrew B. Williams

Robert C. Benthem de Grave

Frederick B. Herman, III

Peter W. O’Hara
International Equity Investments
Schroder Investment Management North America Inc.

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Virginie Maisonneuve *

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Virginie Maisonneuve
International Equity Investments
Thornburg Investment Management, Inc.

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
William V. Fries*

Wendy Trevisani*

Lei Wang*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009

56

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William V. Fries

Wendy Trevisani

Lei Wang
Emerging Markets Equity Investments
Lazard Asset Management LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Rohit Chopra*

James M. Donald*

Erik McKee*

John R. Reinsberg*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager Name	Accounts	Assets	Accounts	Assets	Accounts	Assets
Rohit Chopra

James M. Donald

Erik McKee

John R. Reinsberg
Emerging Markets Equity Investments
Newgate Capital Management LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Avy Hirshman*

James Trainor*

57

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sonia Rosenbaum*

Matthew Peterson*

David Lee*

Maria Eugenia Tinedo*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Avy Hirshman

James Trainor

Sonia Rosenbaum

Matthew Peterson

David Lee

Maria Eugenia Tinedo
Emerging Markets Equity Investments
SSgA Funds Management, Inc.

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Brad Aham *

Stephen J. McCarthy *

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Brad Aham

Stephen J. McCarthy

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Core Fixed Income Investments
BlackRock Financial Management, Inc.

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott Amero*

Curtis Arledge*

Matthew Marra*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott Amero

Curtis Arledge

Matthew Marra
Core Fixed Income Investments
Metropolitan West Asset Management LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Tad Rivelle*

Laird Landmann*

Stephen Kane *

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

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	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Tad Rivelle

Laird Landmann

Stephen Kane
Core Fixed Income Investments
Pacific Investment Management Company LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Chris P. Dialynas*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Chris P. Dialynas
Core Fixed Income Investments
Western Asset Management Company

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*

Stephen A. Walsh*

Edward A. Moody*

Carl L. Eichstaedt*

Michael C. Buchanan*

Mark S. Lindbloom*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

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	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech

Stephen A. Walsh

Edward A. Moody

Carl L. Eichstaedt

Michael C. Buchanan

Mark S. Lindbloom
High Yield Investments
PENN Capital Management Co., Inc.

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Richard A. Hocker

Eric J. Green
High Yield Investments
Western Asset Management Company

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*

Stephen A. Walsh*

Michael C. Buchanan

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech

Stephen A. Walsh

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International Fixed Income Investments
Pacific Investment Management Company LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Mohamed A. El-Arian*

*	Number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2009:

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Mohamed A. El-Arian
Municipal Bond Investments
McDonnell Investment Management, LLC

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen Wlodarski

James Grabovac

Dawn Mangerson
Money Market Investments
The Dreyfus Corporation

	Registered Investment		Other Pooled Investment
	Company		Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jay Sommariva
Portfolio Manager Compensation
Artisan Partners Limited Partnership (“Artisan”)
     The Manager pays Artisan a fee based on the assets under management of Large Capitalization Value Equity Investments as set forth in an investment sub-advisory agreement between Artisan and the Manager. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to Large Capitalization Value Equity Investments. An Artisan portfolio manager is compensated through a fixed

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base salary and a subjectively determined incentive bonus, the aggregate amount of which is a portion of a bonus pool which is tied to the firm’s fee revenues generated by all accounts included within the Manager’s investment strategy, including Large Capitalization Value Equity Investments. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager’s interests more closely with the long-term interests of clients.
     Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers, have or are expected to have over a reasonable time, limited partnership interests in the firm.
BlackRock Financial Management, Inc. (“BlackRock”)
     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
     Discretionary Incentive Compensation
     Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Core Fixed Income Investments include the following:

Portfolio Manager	Benchmarks Applicable to Each Portfolio Manager
Scott Amero	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Gov/Credit Index, Barclays Capital Aggregate Bond Index, Barclays Capital Intermediate Aggregate BondTM Index, Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Matthew Marra	A combination of market-based indices (e.g., Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Curtis Arledge	A combination of market-based indices (e.g., custom 50% Barclays Capital Mortgage /50% Merrill Lynch 10-Year Treasury Index, Barclays Capital GNMA MBS Index, Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.

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     BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.
     Distribution of Discretionary Incentive Compensation
     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Marra and Phillips have each received awards under the LTIP.
     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Amero, Marra and Phillips have each participated in the deferred compensation program.
     Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra and Phillips have each been granted stock options and/or restricted stock in prior years.
     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Amero, Marra and Phillips are each eligible to participate in these plans.
Cambiar Investors, LLC
     Investment professionals receive a competitive salary plus a bonus tied to firm and individual performance. Analyst contributions are measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. Bonuses are received annually in July and measured for a one year period.

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Cullen Capital Management, LLC (“Cullen”)
     Mr. Cullen is an equity owner of Cullen and in such capacity does not receive a salary from the Portfolio. Mr. Cullen owns 90% of the equity of Cullen and 51% of the equity of Schafer Cullen Capital Management, Inc. (“Schafer Cullen”), an affiliate of Cullen. Mr. Cullen controls 90% of Cullen’s voting equity. In his ownership capacity, Mr. Cullen shares commensurately in the profits and losses of both Cullen and Schafer Cullen. Mr. Cullen does not receive a fixed salary from Cullen. He receives net profits of each advisory firm based upon his ownership interests in each company. Net profits are determined after all expenses of the companies are deducted from gross revenues. Mr. Cullen participates in Schafer Cullen’s 401(k) plan. Mr. Cullen does not have a deferred compensation plan.
     Mr. Gould is an equity owner of Cullen and in such capacity does not receive a salary from the Portfolio. Mr. Gould owns 5% of the equity of Cullen. In his ownership capacity, Mr. Gould shares commensurately in the profits and losses of the Cullen. Mr. Gould does not receive a fixed salary from the Cullen. He receives net profits of the adviser based upon his ownership interests in the firm as well as a fixed salary and bonus from Schafer Cullen. Bonus amounts are determined by the overall profitability of Schafer Cullen and are not directly related to the performance of any one fund or product. Net profits are determined after all expenses of the companies are deducted from gross revenues. Mr. Gould participates in Schafer Cullen’s 401(k) plan. Mr. Gould does not have a deferred compensation plan.
Delaware Management Company (“Delaware”)
Each portfolio’s manager’s compensation consists of the following:
Base Salaries: Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus — Portfolio Managers for Small Capitalization Value Equity Investments.
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the appropriate Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Bonus — Portfolio Managers for Large Capitalization Growth Investments.
Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this “bonus pool” is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).
Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

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The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009, to the extent the value added by the team exceeds the relative value of their holdings in the Amended and Restated Delaware Investments Inc. Incentive Compensation Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.
Deferred Compensation—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.
Stock Option Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.
The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of Delaware with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.
Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.
Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

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Frontier Capital Management Co., LLC (“Frontier”)
     Frontier’s portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.
Lazard Asset Management LLC (“Lazard”)
          Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the fund’s strategies. Portfolio managers responsible for managing the fund may also manage sub-advised other registered investment companies, proprietary registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock. Portfolio managers are compensated on the performance of the aggregate group of the accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
     Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
     The variable bonus is based on the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the fund’s portfolio management team in respect of its management of the fund is determined by reference to the MSCI Emerging Markets Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.
     The Lazard Ltd Equity Incentive Plan through Lazard Ltd. has a multi-year vesting schedule and restrictive covenants. The plan has broad participation by most professionals and represents an excellent opportunity for employees to share in the success of the firm, aligning their interests and performance even more closely with those of clients.
Marsico Capital Management, LLC (“Marsico”)
     The compensation package for portfolio managers of Marsico is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including Marsico’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from Marsico. In addition, Marsico’s

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portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.
     As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.
McDonnell Investment Management, LLC (“McDonnell”)
     Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-adviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:
•	Competitive base salary

•	Performance based bonus pool

•	Financial Performance of Sub-adviser

•	Portfolio manager performance

•	Client satisfaction/retention

•	Quality benefits program

•	Company equity participation
     Portfolio manager compensation is not quantitatively based on the Portfolio’s investment performance or on the value of the Portfolio’s assets under management. However, the Portfolio’s performance, which is compared against the Barclays Capital Municipal Bond Index, as well as the performance of other accounts managed by the Sub-adviser, is a component of bonus compensation.
Metropolitan West Asset Management LLC (“MetWest”)
     MetWest’s compensation program for its investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success on behalf of client accounts. Portfolio managers who serve as Partners of MetWest receive salaries plus their respective pro rata shares of MetWest’s profits (if any). Portfolio managers who are not equity owners of MetWest receive an annual salary plus the possibility of cash bonus. In certain instances, an individual can serve as a portfolio manager and receive a cash salary plus bonus compensation based upon the revenue (or profit) received by the firm due to a specific product line. Investment professionals also receive contributions under MetWest’s profit-sharing/401(k) plan. In general, MetWest’s overall profitability determines the total amount of incentive compensation available to investment professionals. An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of MetWest’s leadership criteria.

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Newgate Capital Management, LLC (“Newgate”)
     Newgate pays its portfolio management team a highly competitive annual salary along with an annual performance bonus based on the performance of the firm, the relative performance of their product group and their personal contribution to both. This annual bonus can exceed 200% of their base salary. In today’s highly competitive market, Newgate believes its total compensation structure exceeds the industry standard. Portfolio Managers may also receive ownership grants in the firm. All Newgate employees are eligible for participation in its 401(k) plan.
NFJ Investment Group LLC (“NFJ”)
     As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.
     Base Salary. Each portfolio manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular portfolio manager/analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.
     Annual Bonus or Profit Sharing. Portfolio managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other portfolio managers/analysts are eligible to receive an annual bonus which is tied to such portfolio manager/analyst’s successful job performance.
     Other Incentive Programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.
Pacific Investment Management Company LLC (“PIMCO”)
     PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
     Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
     In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

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•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;
•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.
     A portfolio manager’s compensation is not based directly on the performance of the Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
     Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.
     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
PENN Capital Management Co., Inc. (“PENN Capital”)
     Each portfolio’s manager’s compensation consists of the following:
     There are three components to an investment professional’s compensation package: salary, cash bonus based on style performance relative to a benchmark, and direct ownership. PENN Capital’s portfolio managers and analysts all participate in the program. Cash bonus can exceed salary, depending on relative performance. Direct equity ownership is granted as a bonus once an analyst is promoted portfolio manager.
     The performance incentive bonus is a cash bonus based on fee revenue generated by PENN Capital due to outperformance versus a style’s benchmark. This bonus has no cap and can exceed salary, depending on relative performance of all styles versus their primary benchmark. The structure also rewards outperformance in a down market, which places equal weight on risk control. In addition, all portfolio managers and research analysts are managing 75% of their incentive bonus at all times which ensures a strong alignment of interest with PENN Capital’s clients. The cash incentive bonus is paid out to the portfolio team over a rolling three year period to encourage a commitment to PENN Capital. The individual allocation of this performance incentive bonus is driven by the investment professionals’ adherence to the investment process and measured quarterly through a process of evaluations and review.
     On a quarterly basis, each professional is ranked on twenty-four separate categories with a quality scale of one to ten. Some categories include:
•	Security selection; performance
•	Contact with management

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•	Database entries (frequency and quality)
•	Their ability to work with the entire investment team
•	Value added
•	Sector weight recommendations
     Investment professionals with the highest overall rankings receive the largest distribution of the incentive bonus plan. Approximately 70% of a professional’s total compensation is determined from performance with 30% accounted towards asset growth. If a principal professional leaves the firm, their equity ownership will be distributed back into the founding owners. PENN Capital’s compensation structure remains competitive, senior executives conduct periodic reviews of various compensation studies within the industry. It is PENN Capital’s belief that its incentive program is unique within the industry and remains very effective.
Philadelphia International Advisors LP (“PIA”)
     PIA’s Portfolio Managers have a compensation package that includes: base salary (fixed), revenue sharing (fixed percentage), performance bonuses (variable), and partnership distributions (based on the firm’s profitability). The base salary is determined by considering overall experience, expertise, and competitive market rates. The revenue sharing component is a percentage of total firm pre-tax revenue based on tenure and overall experience. The performance bonus is determined by Andrew Williams, Chief Investment Officer and is based on how well the Portfolio Manager’s countries and recommended stock ideas perform for all accounts managed, including the Portfolios, relative to appropriate indexes, as well as the Portfolio Manager’s general contribution to the overall management process. The benchmarks are designed to gauge the Portfolio Manager’s stock selection capabilities within their respective regions versus those of the product’s performance benchmark, MSCI EAFE® and PIA’s proprietary stock selection model. The performance bonus is distributed at year-end based on the pre- tax performance of the previous 12 months. All portions of the Portfolio Managers’ comprehensive compensation plan are received from PIA, and not from individual clients, portfolios or accounts.
Rutabaga Capital Management LLC
     The portfolio manager’s compensation consists of a salary and a bonus. Salary is fixed and based on the portfolio manager’s long-term contribution to the firm. Bonuses are allocated at year-end based on the profitability of the firm. Individual bonuses vary depending on the manager’s long and short-term contribution to the firm and its managed accounts. No portion of total compensation is directly tied to either Fund performance or the value of assets in the Fund although general portfolio performance is one of many factors considered in setting compensation levels. Other factors considered in both salary and bonus are investment idea generation, team participation and enhancement, client relationships and investment intelligence. The firm’s President determines each portfolio manager’s overall contribution to the firm and sets the salary and bonus levels.
Schroder Investment Management North America Inc. (“Schroders”)
     Schroders aims to provide remuneration packages that are market competitive in order to ensure that it is able to attract and retain top quality professional staff. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. A Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees.
     Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities. A portfolio manager’s bonus is based in part on performance. The bonus for the portfolio manager may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and

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minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders. For the purposes of determining the portfolio manager’s bonus, the relevant external benchmarks for performance comparison include a blend of international benchmarks
SSgA Funds Management, Inc. (“SSgA FM”)
     The compensation of the Sub-adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Sub-adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. The Sub-adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Sub-adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.
Thornburg Investment Management, Inc. (“Thornburg”)
The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the prospectus also owns equity shares in the Sub-adviser. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.
Wall Street Associates LLC
     All members of the Investment Team with the exception of employee shareholders are eligible for a fixed base salary and annual bonus. The bonus is based on the team member’s overall performance as well as the financial profitability of the firm, and is subjectively determined by the chief investment officer. All employees also participate in the Wall Street Associates 401k/Profit Sharing Plan according to eligibility requirements.
     Employee shareholders are eligible for a fixed salary and an annual bonus. The bonus is based on the overall financial performance of the company and can vary depending on company results.
Wells Capital Management, Inc. (“WellsCap”)
     The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Incentive bonuses are also typically structured to be long-term compensation vehicles in the form of investment performance based revenue sharing plans which creates a type of Sub-Chapter S

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ownership format for the investment teams. WellsCap believes this form of revenue sharing creates an entrepreneurial spirit that encourages consistent out-performance in order to achieve stability and/or growth of assets. Another benefit of performance based revenue sharing arrangements compared to direct equity ownership is that revenue sharing arrangements create very liquid current and near-term payouts, versus direct equity ownership monetization needs which are delayed into the future and can be challenging from a liquidity standpoint (e.g., when equity is to be sold, the cash flow requirements for the remaining owners can be cumbersome or not available).
     WellsCap believes the ultimate “glue” that keeps successful investment professionals with the firm is its autonomous boutique structure and the results based upside potential of the revenue sharing arrangements. WellsCap believes that these arrangements align the professionals’ interests with that of the clients and WellsCap as a firm, in a constructive and mutual way.

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Western Asset Management Company (“WAMCo”)
          At WAMCo, one compensation methodology covers all products and functional areas.
          WAMCo’s compensation philosophy assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.
          Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.
          In addition, discretionary bonuses make up a variable component of total compensation. Bonuses are structured to reward sector specialists for contributions to WAMCo as well as relative performance of their specific portfolios/product and are determined by the professional’s job function mad performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May. Additional details are below:
•	Incentive compensation is based on individual performance, team performance and the performance of the company. WAMCo’s compensation philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and WAMCo as a whole.

•	Incentive compensation is the primary focus of management decisions when determining Total Compensation. The components of Total Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of the firm and one’s team, and personal contribution to that success. Incentive compensation is paid annually and is fully discretionary. AUM bonuses are discretionary awards paid to eligible employees on an annual basis and are calculated on the firm’s annual AUM growth.

•	WAMCo offers a Long Term Incentive Plan, whereby eligible employees have opportunities to earn additional long-term compensation from discretionary contributions which will be made on their behalf. These contributions are made by WAMCo and are paid to the employee if he/she remains employed with WAMCo until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings indexed against mutual fund options or other investment options selected by WAMCo. Discretionary Contributions made to the Plan will be placed in a special trust (known as a Rabbi trust) that restricts management’s use and of access to the money.

•	Under limited circumstances, key professionals may be paid incentives in recognition of outstanding performance or as a retention incentive. These incentives may include Legg Mason stock options.
          All employees are eligible for the long-term incentives compensation package. At WAMCo, the total compensation package is the same for all employees with respect to the elements that comprise total compensation (base salary, benefits and incentive compensation).
Westfield Capital Management Co., L.P. (“Westfield”)
     All members of the investment committee are eligible to receive four components of compensation:
     1. All investment committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.
     2. Investment committee members, with the exception of Mr. Muggia and Mr. Strobeck, are eligible to receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and contribution to the investment performance of Westfield.
     3. All investment committee members are eligible to receive a bonus pool distribution award. This award is derived from a pool based on 40% of the operating profit of Westfield, which is calculated in accordance with Westfield’s practices prior to the effective date of the recapitalization announced on March 19, 2008. Individual awards are determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client service initiatives as well as and longevity at the firm.

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     4. All investment committee members are eligible to receive equity awards. Those committee members who receive equity will sign non-competition agreements with Westfield.
     Additionally, as manager of four limited partnerships, Mr. Muggia is entitled to receive a portion of any performance fees earned on such partnerships. Mr. Muggia is also granted discretion to award a portion of any performance-based fees earned by such limited partnerships to any member of Westfield.
Potential Conflicts of Interest
     Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.
These potential conflicts include:
     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment Sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment sub-adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
     Related Business Opportunities. A sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to a sub-adviser and its affiliates.

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Artisan Partners Limited Partnership (“Artisan”)
Artisan’s investment team, led by Scott C. Satterwhite, James C. Kieffer, and George O. Sertl, Jr., manage portfolios for multiple clients in three investment strategies (mid-cap value, small-cap value and opportunistic value). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, Artisan’s investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the mid-cap value strategy may occur. In addition, some of the portfolios Artisan manages in its mid-cap value strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Manager to Artisan. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan’s procedures to manage all clients within a particular strategy similarly regardless of fee structure.
Artisan’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with investment guidelines (to the extent applicable to the Artisan portion of the portfolio), the allocation of IPOs and compliance with the firm’s Code of Ethics.
BlackRock Financial Management, Inc. (“BlackRock”)
     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that Messrs. Amero, Marra and Phillips each currently manage certain accounts that are subject to performance fees. In addition, Mr. Amero assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

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Cambiar Investors, LLC (“Cambiar”)
     First and foremost, Cambiar places the interests of its clients and shareholders first and expects all of its employees to meet their fiduciary duties. Cambiar recognizes that there are certain inherent risks in its business and accordingly has developed policies and procedures designed to identify, manage and mitigate the effects of actual or potential conflicts of interest. All clients are given fair and equitable treatment for trade allocation, brokerage and other advisory services.
     Cambiar has formally addressed conflict of interest situations by conducting annual reviews of the firm’s policies and procedures to determine that they are current and effective in view of the firm’s businesses practices, advisory services, and current regulatory requirements. As part of the firm’s annual review, or more frequently, as may be appropriate, policies and procedures are evaluated and updated to reflect any changes in the firm’s activities, personnel, or regulatory developments. Any update in its procedures is communicated to the appropriate employee or third party.
     All employees are required to read and sign off on the firm’s Code of Ethics (“Code”) annually. The Code contains provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and procedures reasonably necessary to prevent violations of the Code.
     Personal trading is addressed in the firm’s Code and is strictly monitored. Cambiar’s policy allows employees to maintain personal securities accounts provided any personal investing by an employee in any accounts in which the employee had a beneficial interest, including any accounts for and immediate family or household members, is consistent with Cambiar’s fiduciary duty to its clients and consistent with regulatory requirement. As a matter of policy and procedure, access persons are required to pre-clear through and report to the firm’s Chief Compliance Officer.
Cullen Capital Management, LLC (“Cullen”)
     Material Conflict of Interest. The portfolio managers have day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest.
     With respect to securities transactions for the Portfolio, Cullen determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Portfolio and other accounts, orders are placed at the same time. The portfolio managers use their best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. The portfolio managers generally allocate trades on the basis of assets under management so that the securities positions represent equal gross exposure as a percentage of total assets of each similarly managed client. The Portfolio and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated in accordance with an alphabetical allocation utilized by Cullen.
Delaware Management Company (“Delaware”)
     Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account or fund may adversely affect the value of securities held by another account or fund. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.
     Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

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     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Frontier Capital Management Co., LLC (“Frontier”)
     Frontier generally manages all accounts noted in the table above with the same investment philosophy and using the same investment process, thus limiting contrary positions between accounts. In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. These potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.
Lazard Asset Management LLC (“Lazard”)
     Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the fund may invest or that may pursue a strategy similar to the fund’s investment strategy (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, as a series of a registered investment company, the fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
     Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:
     1. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
     2. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. The portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Fund.
     3. Generally, Lazard and/or some or all of the portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the portfolio managers do not invest in the Fund.
     4. Certain portfolio managers noted in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the fund. In addition, certain hedge funds managed by Lazard (but not the Fund’s portfolio managers) may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

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Marsico Capital Management, LLC (“Marsico”)
     As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently declines.
     The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
     Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with its Code of Ethics.
McDonnell Investment Management, LLC (“McDonnell”)
     There are certain inherent and potential conflicts of interest between the Sub-adviser’s management of the Fund and the activities of other accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. A potential conflict of interest may arise as a result of the portfolio manager(s)’ day-to-day management of the Fund. For example, the Sub-adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund. While the portfolio manager(s)’ management of other accounts may give rise to the following potential conflicts of interest, McDonnell does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McDonnell believes that it has designed policies and procedures to manage those conflicts in an appropriate way.
     A potential conflict of interest may arise as a result of the portfolio manager(s)’ management of the Fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund, which may be exacerbated to the extent that McDonnell or the portfolio manager(s) receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Because of their positions with the Fund, the portfolio manager(s) know the size, timing, and possible market impact of portfolio trades. It is theoretically possible that the portfolio manager(s) could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
     There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts, which Sub-adviser advises. Although Sub-adviser will allocate investment opportunities in a manner, which it believes in good faith to be in the best interests of all the accounts involved, and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity, which comes to the attention of the Sub-adviser, will be allocated in any particular manner. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund, or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-adviser have different investment objectives or considerations

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than the Fund; thus, decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. Notwithstanding this theoretical conflict of interest, it is McDonnell’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time, and in a manner consistent with each account’s investment objectives and related restrictions.
     The Sub-adviser may, from time to time, hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the Sub-adviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the Fund might suffer a greater loss due to the concentration of such positions than would be the case, if the Sub-adviser did not take significant interests in any particular issuer.
     Notwithstanding anything to the contrary above, the Sub-adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.
Metropolitan West Asset Management LLC (“MetWest”)
     MetWest’s portfolio managers are responsible for the management of more than one account. Management of more than one account leads to the potential for the allocation of particular transactions in a way that may favor one account over another. The side-by-side management of a fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as the potential for cross-trading between a fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and MetWest have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in fully mitigating such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of a particular initial public offering.
•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.
•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MetWest receives a performance-based advisory fee, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance

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fees.
•	A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•	With respect to securities transactions for the Fund, MetWest determines which broker to use to execute each order, consistent with its duty to seek best execution. MetWest aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, MetWest may be limited by clients or by other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MetWest may place separate, non-simultaneous transactions for the Portfolio and another account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.
     If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and MetWest seek to avoid such potentially conflicting situations. However, when a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
     MetWest allows its employees to engage in personal transactions. MetWest maintains a Code of Ethics, which includes various controls over personal trading and is reasonably designed to monitor and control the potential conflicts of interest that may arise between managing portfolios and personal investing.
     A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.
Newgate Capital Management LLC (“Newgate”)
     Newgate’s material conflicts of interest are limited, however, as an investment advisor to numerous clients, the firm recognizes that potential conflicts of interest may arise which are inherent to its business. Newgate maintains policies and procedures to address potential conflicts of interest. These include the execution of portfolio transactions, allocation of trades, soft dollars and the code of ethics which addresses issues on personal trading.
     Trade allocation is based on what is fair, equitable and reasonable to all clients based on Newgate’s policies and the investment objectives of the client. It is meant to prevent the discrimination of one client over another and to avoid any preferential treatment. When purchasing a security, each client should be able to equitably benefit from the perceived value. This is accomplished, primarily though not exclusively, by pro-rata allocation among the client portfolios. In situations where a pro-rata allocation may not be appropriate because the trade order is deemed unreasonable (i.e. target weighting restrictions, security restriction or some other restriction due to the individual investment advisory agreement), an exception to the order size method of allocation may be appropriate. The reasonableness of the allocation is assessed by a review of the investment guidelines of the particular account conducted by the Newgate team.
     In January 2008, Newgate formed Newgate Opportunity Partners LLC, an investment adviser to a hedge fund, Newgate Asia Opportunity Fund Ltd. (“Newgate Fund”). The Newgate Fund seeks to invest in long and short positions in Asia. This could lead to a potential or real conflict of interest between the Newgate Fund and CGCM Emerging Markets Equity Investments because certain long positions that the Emerging Markets Equity Investments might hold may be the same long positions the Newgate Fund holds or the same positions Newgate Fund might short. Newgate seeks to address any potential or real conflict of interest by two polices and procedures incorporated into its Trading Compliance Manual.
     The first policy/procedure is the Long Short Trade Procedure that details the order in which trades will be executed if a conflict of interest arises between long and short positions. Newgate is prohibited from selling short a security or

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engaging in a derivatives transaction that has the same effect as selling short the security for one of the Portfolio Manager’s portfolios, if the Portfolio Manager or Trader is also purchasing the same security long for another portfolio. The sell short order will not be permitted if the Portfolio Manager or Trader knew or should have known that the other portfolio would be trading in the same security or a derivative security having the equivalent effect as a long position in that security. Also, if a Trader receives an order to purchase a security from one Portfolio Manager and an order to sell short the same security or a derivative of either of these transactions in the same security at the same time from a different Portfolio Manager, the Trader must execute the orders through different brokers. A Trader may not cross an order between a portfolio that wants to trade a security long with a portfolio that wants to trade the same security short.
     The second policy/procedure is a Side By Side Management Procedure where Newgate examines the conflicts of interest that are inherent when managing long only account with long and short accounts along with accounts which might have performance based fees with accounts that do not have such a fee arrangement. Newgate may combine brokerage transactions and brokerage commission allocations for various clients. Newgate may also combine soft dollar credits generated by transactions in the accounts of both mutual funds and performance fee accounts to obtain greater brokerage and research services to use in making investment decisions on behalf of any of its clients.
     The Chief Compliance Officer monitors this by checking both performance and individual purchases and sales that were executed by the hedge fund and other institutional accounts with similar investment styles and holdings. If any irregular patterns are found, it will be escalated to a Managing Director and Newgate will seek to find the most equitable process to make sure a client account is not negatively affected.
NFJ Investment Group LLC (“NFJ”)
     Like other investment professionals with multiple clients, a portfolio manager for a portfolio may face certain potential conflicts of interest in connection with managing both the portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
     The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
     The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
     The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
     A potential conflict of interest may arise when a portfolio and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts, NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek best execution and lower brokerage commissions. Aggregation of trades may create the potential for unfairness to a portfolio or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
     Another potential conflict of interest may arise based on the different investment objectives and strategies of a portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to

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formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
     The portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions of a portfolio. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
     The portfolio managers may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the a portfolio and other accounts. In addition, a portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a portfolio or other clients. NFJ’s investment personnel, including each portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the portfolios.
     As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.
Pacific Investment Management Company LLC (“PIMCO”)
     From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.
     Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
     Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
     Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
     Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has

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adopted policies and procedures reasonably designed to allocate investment opportunities among the Funds and such other accounts on a fair and equitable basis over time.
PENN Capital Management Co., Inc. (“PENN Capital”)
     PENN Capital as an investment adviser has the fiduciary duty to uphold its clients’ “best interest.” PENN Capital’s “Code of Ethics” specifies and prohibits certain activities deemed to create conflicts of interest or at least the potential for or the appearance of such a conflict.
Personal Trading
     PENN Capital allows its employees to engage in personal transactions. The “Personal Trading Procedure” in its Compliance Manual defines the rules that employees must follow when conducting such activities. It includes a blackout period when the specific security is under consideration and or recent transaction occurred for the clients’ accounts. PENN Capital requires pre-clearance/approval from its Chief Compliance Officer or the Director of Research (“Authorizing Person”) before execution of personal trade. The Authorizing Person’s personal trades must seek approval from the other Authorizing Person prior to execution of the trade.
Allocation of Investment Opportunities
     PENN Capital’s investment team headed by the chief investment officer, together with the portfolio managers and analysts makes purchase and sale decisions across all investment strategies. The investment team provides the trader the recommended weighted percentage and price of the security under consideration. The trader will run a buy or sell allocation for the security and determine the appropriate allocation based upon the availability of cash in each account and the minimum number of bonds/stocks to place in each account.
Allocation of Initial Public Offering (“IPO”)
     PENN Capital maintains a list of clients willing to participate in IPOs. Allocation for IPOs and new issue bonds are predetermined prior to the order. A list is maintained of the IPOs participated in and the allocations to the specific accounts. The list is reviewed to maintain equality amongst participating clients. IPOs will not be placed in accounts which PENN Capital has a financial/general partnership interest. In addition, the portfolio and trading teams will not participate in IPOs for their personal accounts.
Philadelphia International Advisors LP (“PIA”)
     PIA has informed the Trust that no conflicts of interest are expected to arise in connection with the management of any other PIA managed portfolio and that all PIA clients are treated fairly and equitably with regard to the services rendered by PIA. PIA has informed the trust that no clients are given preferential treatment for trade allocation, brokerage, or other advisory services provided by PIA.
     PIA may manage other accounts with investment strategies similar to those of the Portfolio, which may suggest the potential for conflicts of interests. In addition, PIA may charge varying fees to different accounts managed by their Team. As with any group of portfolios and accounts managed by an investment advisor pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflicts of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based arrangements. However, PIA does not anticipate that management of other accounts with similar investment strategy or incentive-based fee arrangements would conflict with the management of the Fund because conflicts of interest of this type are minimized by PIA’s respective investment management decision-making process and trade allocation policy.
     All PIA employees complete a conflict of interest survey on an annual basis. The survey asks detailed questions regarding employee (and direct family) relationships and outside activities to document any potential conflict of interest with PIA’s clients. Any noteworthy relationships are monitored.
Rutabaga Capital Management LLC (“Rutabaga”)
     Rutabaga has informed the Trust that the investment manager is very careful to ensure that there are no conflicts of interest in the management of different accounts within each separate investment product. All accounts are managed

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alike. As a result purchases and sales are allocated proportionally based on the respective asset levels of each account. This ensures that no account is advantaged or disadvantaged relative to any other account. This is evidenced in the extremely low dispersion in performance among accounts.
Schroder Investment Management North America Inc. (“Schroders”)
     Whenever the Fund’s portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.
     The portfolio manager may also execute transactions for another portfolio or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.
     At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.
     Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
     The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.
     Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
SSgA Funds Management, Inc. (“SSgA FM”)
     A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.
     A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
     A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a

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performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.
Thornburg Investment Management, Inc. (“Thornburg”)
     Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a fund’s investments and the manager’s management of other accounts. These conflicts could include:
•	Allocating a favorable investment opportunity to one account but not another.
•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.
•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
•	Obtaining services from brokers conducting trades for one account that are used to benefit another account.
     Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the fund’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.
Wall Street Associates LLC (“WSA”)
     As a registered investment adviser, and as a fiduciary to WSA’s advisory clients, WSA has a duty of loyalty to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and in particular, information as to any potential and/or actual conflicts of interests. Part of that loyalty involves periodically conducting a risk-based analysis of the firm and assessing the possible conflicts of interest that exist which are both inherent in the investment management business and particular to the firm. As a result of this analysis, WSA has developed policies and procedures reasonably designed to detect, prevent, and correct possible conflicts of interest. WSA believes such policies are reflective of the firm’s compliance culture and desire to ensure all clients are treated in a fair and equitable manner.
     WSA’s Form ADV and Compliance Manual contain full review and disclosure of the firm’s services and possible conflicts of interest. Both are available upon request. Following is an overview of the types of conflicts either inherent to the business or particular to WSA:
     Allocation of Limited Time and Attention. Funds are managed on a team basis with individual portfolio managers having total discretion over buy and sell decisions within their sector specialty across all portfolios. WSA believes that this structure allows each client to receive equal time and attention from portfolio managers and the investment team to the management of accounts.
     Performance-Based Fee Accounts. WSA views trade allocation planning as a crucial step in its attempt to obtain best execution and in ensuring the fair and equitable treatment of each client account during the trading process. The use of a computerized trade/portfolio management system allows the trading desk to automatically:
•	Screen individual account parameters to ensure compliance with client guidelines and objectives.
•	Check for any cash restraints.

•	“Reserve” the appropriate amount of shares, generally on a pro rata basis, for each account within the selected strategies.

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          The Trade Allocation plan ensures:
•	Performance-based accounts within a strategy do not get favored over other client accounts within the same strategy. Also, the firm’s own accounts (proprietary hedge fund accounts) are never favored over any client accounts.
•	No group of accounts is systematically disadvantaged versus any other group.
•	The proper treatment of “hot issues.”
     This typically results in a trade that is fairly and equitably allocated among accounts on either a pro rata or rebalancing (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. Exceptions, however, may occur. Individual account constraints and low cash levels may, from time to time, require a “manual override” of the Allocation Plan by the trading desk. In situations where such constraints exist, trades for the constrained accounts can be changed (e.g., constrained accounts may not obtain shares with the other accounts within the strategy, or may instead only obtain a portion of the shares “reserved” for the constrained account) by direction of the Portfolio Manager.
     Allocation of Limited Investment Opportunities. As a manager in the smaller capitalization end of the investment universe WSA regularly seeks to obtain thinly traded issues for client accounts. As a result, market conditions may only allow WSA to partially obtain the shares sought in an aggregated trade. In such cases, the trading desk follows its Allocation Plan by using its trading/portfolio management system to allocate the “partial fill” to individual accounts on either a pro-rata or “rebalanced” (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. This ensures that no accounts are systematically disadvantaged in their ability to obtain shares. Allocation Plans are then revised to pursue trade execution for the aggregated trade. In the event of small or partial executions that do not spread significantly among accounts, a “random by account” function can be employed by the trading/portfolio management system to reduce transaction costs. Accounts can then be rebalanced on the next appropriate block trade.
     Allocation of Initial Public Offerings (IPOs). WSA attempts to allocate IPOs in a manner that is fair and equitable to clients. In many instances, IPOs can be allocated to eligible client accounts (WSA’s performance-based offshore fund and limited investment partnership currently are not eligible to receive IPO allocations) in much the same way as non-IPOs. Although we attempt to manage all accounts within specific product strategies equally, IPO offerings may at times be handled differently because of the limited size of IPO shares made available. Upon subscription for an IPO allocation, the appropriate group of eligible accounts to receive the shares is chosen by portfolio managers using factors such as market capitalization, cash availability, allocation size and the eligible account’s current industry/sector weightings. Because actual receipts of IPO shares to WSA can be small in size, this may require that shares be reallocated on a random/rotational basis instead of a pro-rata basis to eligible clients with similar investment strategies. This could result in some eligible clients not having an equal opportunity to participate in every IPO investment. In such cases WSA attempts to rotate the small IPO allocations among different eligible accounts so as to not systematically disadvantage any eligible account.
     Pursuit of Differing Strategies (Hedge Funds). The investment activities of employees of investment advisory firms are the subject of various federal securities laws, rules and regulations. Underlying these requirements is the fiduciary capacity in which an investment adviser acts for clients. A fiduciary has a duty of loyalty to clients, which requires that the adviser act for the best interests of the clients and always place the clients’ interests first and foremost. WSA considers itself a fiduciary to its hedge fund clients as well as all other clients for which it provides investment advisory services.
     When Wall Street’s hedge funds (La Jolla Partners and the La Jolla International Growth Fund) invest, conflicts of interest may arise between WSA long-only clients and hedge fund clients. In contrast to the inherent conflicts that could take place from differing investment objectives, certain breaches of fiduciary duty could arise from front-running (e.g., a hedge fund trading before WSA client transactions are executed), or using WSA client portfolio assets to have influence on market prices for the benefit of hedge fund assets.
     The following guidelines will apply to hedge fund practices at WSA:
1.	Hedge fund investment personnel will be guided by the Principles in WSA’s Code of Ethics and Conduct. Fiduciary principles are stressed in the firm’s Code of Ethics and Conduct as to the priority of client interests

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and conducting trading to avoid conflicts of interests.

2.	Hedge fund investment personnel will be guided by WSA’S Policy Statement on Insider Trading. Among these policies and procedures are restricting access to files likely to contain nonpublic information, restricting trading in securities about which the firm’s employees might possess nonpublic information, and monitoring and reviewing trading for the firm and individuals as well as policies governing the conduct of personnel regarding personal trading. Any person having access to material and nonpublic corporate information violates anti-fraud provisions of the federal securities laws by effecting securities transactions without disclosure of the information.

3.	Hedge fund investment personnel will abide by the firm’s Statement of Policy and Procedures Regarding Hedge Fund Securities Transactions.

4.	Restrictions on hedge fund trading include:
a)	a prohibition on establishing “short” positions on securities held in long-only client accounts.

b)	a prohibition on investing in initial public offerings to avoid potential conflicts of interest between hedge funds and other WSA clients:

c)	a procedure for the prior review and approval of any private placement investment by any advisory person;

d)	a restriction on hedge fund investment personnel that only gifts of de minimis value may be accepted;

e)	a prohibition on hedge fund investment personnel serving as directors of publicly traded companies without prior approval based on the interests of the investment company/clients; and

f)	a pre-clearance approval process for all securities transactions will be followed.
     Selection of Brokers/Dealers. Broker-dealers are selected on such variables as order flow, research coverage, idea generation, client direction, commission rates charged, volume discounts, financial responsibility, and overall responsiveness. It is the policy of WSA that trades not be directed to a particular broker-dealer to compensate that broker-dealer for promoting subadvised mutual fund shares. Normally, WSA does not know which broker-dealers are responsible for selling larger volumes of subadvised mutual fund shares. As part of its trading policy, WSA does not seek disclosure from subadvised mutual fund Clients as to the volume of fund shares sold or promoted by particular broker-dealers. Additionally, it is the policy of WSA subadvised mutual fund Clients to not disclose such information. To avoid even the appearance of a conflict of interest, WSA prohibits: (1) Taking into account a particular broker-dealer’s promotion or the sale of subadvised mutual fund shares when selecting broker-dealers; and (2) Entering into any agreement or understanding to direct portfolio securities transactions or certain other remuneration to broker-dealers in consideration for the sale of subadvised mutual fund shares.
     Employee Personal Trading. The personal trading and investment activities of employees of investment advisory firms are the subject of various federal securities laws, rules and regulations. Underlying these requirements is the fiduciary capacity in which an investment adviser acts for clients.
     A fiduciary has a duty of loyalty to clients which requires that the adviser act for the best interests of the clients and always place the clients’ interests first and foremost.
     When investment advisory personnel invest for their own accounts, conflicts of interest may arise between the client’s and the employee’s interests. The conflicts may include taking an investment opportunity from the client for an employee’s own portfolio, using an employee’s advisory position to take advantage of available investments, or frontrunning, which may be an employee trading before making client transactions, thereby taking advantage of information or using client portfolio assets to have an effect on the market which is used to the employee’s benefit.
     WSA, as a matter of policy and practice, and consistent with industry best practices and SEC requirements (Rule 204A-1 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and Rule 17j-1 under the 1940 Act, which is applicable if the firm acts as investment adviser to a registered investment company), has adopted a written Code of Ethics covering all supervised persons. Our firm’s Code of Ethics requires high standards of business conduct, compliance with federal securities laws, reporting and recordkeeping of personal securities transactions and holdings, reviews and sanctions. The Code of Ethics requires preclearance of all securities transactions and imposes blackout

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periods for securities purchased by employees to discourage short-term trading and prevent any possible conflict of interest situations that may arise.
     Related Business Opportunities. WSA is solely an investment advisory firm and has no other related businesses or affiliates. A copy of WSA’s Form ADV, which contains a description of the firm’s business and services is available upon request.
Wells Capital Management Inc. (“WellsCap”)
     WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Cap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
Western Asset Management Company (“WAMCo”)
     WAMCo has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection: Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
     It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the sub-adviser or an affiliate has an interest in the account. The sub-adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
     With respect to securities transactions for the portfolios, the sub-adviser determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), WAMCo may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. WAMCo’s team approach to portfolio management and block trading approach works to limit this potential risk.
     WAMCo also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
     Employees of WAMCo have access to transactions and holdings information regarding client accounts and WAMCo’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, WAMCo maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary

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responsibility in all aspects of WAMCo’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through WAMCo’s compliance monitoring program.
     WAMCo may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. WAMCo also maintains a compliance monitoring program and engages independent auditors to conduct a SAS 70 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Westfield Capital Management Co., L.P. (“Westfield”)
     Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Funds and other accounts. Westfield has adopted polices and procedures to address such potential conflicts.
     The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as the lead portfolio manager must allocate his time and the team’s investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee with a base advisory fee and those that do not. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all affected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill Westfield’s obligation to seek best execution, while satisfying client directed brokerage arrangements, it will bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step out trades, such orders will typically go last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm’s Code of Ethics.

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Portfolio Manager Ownership Disclosure
Set forth below is the amount of shares of each Fund owned by the Portfolio Managers as of August 31, 2009.
Artisan Partners Limited Partnership
All managers—None
BlackRock Financial Management, Inc.
All managers—None
Cambiar Investors, LLC
All managers—None
Cullen Capital Management, LLC
All managers—None
Delaware Management Company
All managers—None
Frontier Capital Management Co., LLC
All managers—None
Lazard Asset Management LLC
All managers—None
Marsico Capital Management, LLC
All managers—None
McDonnell Investment Management, LLC
All managers—None
Metropolitan West Asset Management LLC
All managers-None
Newgate Capital Management LLC
All managers—None
NFJ Investment Group LLC
All managers—None
Pacific Investment Management Company LLC
All managers—None
PENN Capital Management Co., Inc.
All managers—None
Philadelphia International Advisors LP
All managers—None
Rutabaga Capital Management LLC
All managers—None
Schroder Investment Management North America Inc.

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All managers-None
SSgA Funds Management, Inc.
All managers—None
Thornburg Investment Management, Inc.
All managers — None
Wall Street Associates LLC
All managers—None
Wells Capital Management, Inc.
All managers — None
Western Asset Management Company
All managers—None
Westfield Capital Management Company, L.P.
All managers—None
PURCHASE OF SHARES
     Purchases of shares of a Fund through an advisory service must be made through a brokerage account maintained with MSSB. Payment for Fund shares must be made by check directly to Citigroup Global Markets, Inc., a clearing broker for MSSB, to a broker that clears securities transactions through Citigroup Global Markets Inc. or to any other MSSB-affiliated broker as may be approved by the Trust’s Board of Trustees from time to time. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Fund.
     Shares of the Funds are available exclusively to participants in advisory services and certain asset based fee programs and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory services generally provide investment advice in connection with investments among the Funds by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Funds that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Funds. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.
     The TRAK® Personalized Investment Advisory Service (“TRAK”) sponsored by MSSB is one such advisory service. Under the TRAK program, the Consulting Group, a division of CGAS, in its capacity as investment adviser to participants in TRAK, generally directly provides to investors asset allocation recommendations and related services with respect to the Funds based on an evaluation of an investor’s investment objective and risk tolerances. Shares of the Funds are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Fund shares based on the recommendation of investment advisers other than the Consulting Group, and investors who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.
REDEMPTION OF SHARES
     Detailed information on how to redeem shares of a Fund is included in the Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (“NYSE™”) is closed (other than for customary weekend and holiday closings), (ii) when trading

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in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders.
REDEMPTIONS IN KIND
     If the Trustees determine that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or one percent (1%) of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.
NET ASSET VALUE
     Each Fund’s net asset value per share is calculated by the Fund’s administrator, BBH, on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Fund may nevertheless be actively traded and the value of that Fund’s shares could be significantly affected.
     Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Fund’s net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Fund’s net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors pursuant to procedures adopted by the Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Fund or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Fund securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Fund’s net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. An option written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith pursuant to procedures adopted by the Trustees. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Trustees.
     All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as of the close of the London Stock Exchange. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Trust’s valuation policies, the Manager may consult with others, including an independent pricing service retained by the Trust.

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     The valuation of the securities held by a Fund in U.S. dollar-denominated securities with less than 60 days to maturity is are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
TAXES
     The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
     In order to qualify as a regulated investment company under Subchapter M of the IRC, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the structured notes and swap agreements in which the Funds may invest are not “securities” within the meaning of the 1940 Act, then the Funds may not be able to meet these requirements. Although the Funds intend to take the position that these instruments are securities for this purpose, the Funds have not asked the Internal Revenue Service (“IRS”) for a ruling and the IRS may not agree with this view. If a Fund does not meet the requirements for definition as a tax-qualified regulated investment company, it will be subject to federal income tax as a regular corporation. The remainder of this tax section assumes that the structured notes and swap agreements in which a Fund may invest are “securities” within the meaning of the 1940 Act.
The Funds and Their Investments
     Each Fund intends to continue to qualify in each year as a separate “regulated investment company” under the IRC. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.
     A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

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     The IRC imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.
     If, in any taxable year, a Fund fails to qualify as a regulated investment company under the IRC or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a regulated investment company in a subsequent year.
     A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by that Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Fund as a regulated investment company.
     A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
     As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

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     A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) marking to market, constructive sales or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.
     As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.
     In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
     The following chart shows the approximate unused capital loss carryover, on [August 31, 2009], by Fund. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains of the Fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

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Fund	Total	2009	2010	2011	2012	2013	2014	2015	2016

Large Capitalization Growth Investments
Large Capitalization Value Equity Investments

Small Capitalization Growth Investments
Small Capitalization Value Equity Investments

International Equity Investments
Emerging Markets Equity Investments

Core Fixed Income Investments
High Yield Investments

International Fixed Income Investments
Municipal Bond Investments

Money Market Investments
     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. A Fund may not be eligible to, or may not choose to, elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore may not be entitled to deductions or credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.
     If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
     If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
     Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any

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particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
     Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.
     Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.
Taxation of U.S. Shareholders
     Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
     Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal corporate income tax (currently at a maximum rate of 35%), and may also be subject to a state tax, on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
     Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends paid by a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by Municipal Bond Investments that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.
     Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated

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as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and certain foreign corporations, provided that the Fund and the individual satisfy certain holding period requirements and have not hedged their positions in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.
     You will receive information at or near the end of each calendar year setting forth the amount of dividends paid by us that are eligible for the reduced rates.
     If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
     Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
     Regular dividends paid by a Fund that are attributable to certain dividends received by that Fund from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Fund holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). A Fund’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund, and the deduction is subject to limitations on debt financing at both the Fund and shareholder levels. Receipt of dividends that qualify for the dividends-received deduction may increase a corporate shareholder’s liability, if any, for alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of “extraordinary dividends” from a Fund, and to the extent such basis would be reduced below zero, current recognition of income would be required.
     Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

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     If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
     Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or fewer, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the IRC may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Bond Investments may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Bond Investments may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. The IRS may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the IRS were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.
     Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders.
     Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

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     Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
     Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.
     Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
     If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.
     Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
     A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.
     In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.
     For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
     A distribution from a Fund to foreign shareholders have held more than 5% of the subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business Fund at any time during the one-year period

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ending on the date of distribution is treated as real property gain with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.
     The foregoing is only a summary of certain material U.S. federal income tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.
DISTRIBUTOR
     Citigroup Global Markets Inc., located at 388 Greenwich St., New York, NY 10026, serves as the Funds’ distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. The distributor may be deemed to be an underwriter for purposes of the 1933 Act. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.
CUSTODIAN AND TRANSFER AGENT
     BBH, 50 Milk Street, Boston, Massachusetts 02109, serves as the Trust’s custodian, fund accountant and administrator. Under its agreements with the Trust, BBH holds the Trust’s Fund securities, calculates each Fund’s daily net asset value or NAV, provides various administrative services and keeps all required accounts and records. For its custody services, BBH receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.
     PNC Global Investor Servicing Inc. located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a transfer agent and shareholder services to the Trust to render certain shareholder record keeping and accounting services.
FINANCIAL STATEMENTS
     The Trust’s Annual Report for the fiscal year ended August 31, 2009, is incorporated herein by reference in its entirety. The Annual Report was filed on [                    ]. Accession Number [                    ].

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APPENDIX A—RATINGS OF DEBT OBLIGATIONS
BOND AND NOTE RATINGS
Standard & Poor’s Ratings Service (“S&P”) —Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”)— Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of

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interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”)— Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
Short-Term Security Ratings

SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	Moody’s highest rating for issues having a demand feature —VRDO.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

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APPENDIX B
CONSULTING GROUP CAPITAL MARKETS FUNDS
Proxy Voting Policies and Procedures Pursuant to Rule 38a-1
Under the Investment Company Act of 1940
Rules Summary:
     The proxy voting rules are designed to mitigate conflicts of interest for anyone voting a proxy—whether the person/entity voting a proxy on behalf of CGCM is the Manager, Sub-adviser, or a third-party.
     Rule 30b1-4 under the Investment Company of 1940, as amended, (“1940 Act”) requires CGCM to file an annual report on Form N-PX not later than August 31 of each year, containing the Registrant’s proxy voting record for the most recent twelve month period ended June 30.
     Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers, that exercise voting authority with respect to client securities, to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. And they must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
     Item 13(f) of Form N-1A requires an investment company to include a description of its proxy voting policies and procedures (or, alternatively, a copy of the policies and procedures themselves) in its SAI.
     Items 22(b)(7) and 22(c)(5) of Form N-1A require an investment company to disclose in each annual and semi-annual report transmitted to shareholders that a description of the policies and procedures that the investment company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the investment company’s website, if applicable; and (iii) on the SEC’s website at http://www.sec.gov.
     Items 13(f), 22(b)(8), and 22(c)(6) of Form N-1A require an investment company to disclose in each registration statement and annual and semi-annual report that information regarding how the investment company voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the investment company’s website at a specified Internet address; or both; and (ii) on the SEC’s website at http://www.sec.gov.
Policy:
     It is CGCM’s policy for all proxies to be voted in the best interests of shareholders. The Trust’s administrator has primary responsibility for obtaining proxy voting information from Sub-advisers and/or their third-party service providers, when necessary, and for coordinating with these parties to compile and file Form N-PX on behalf of the Trust.
     The Trust has delegated proxy voting responsibilities for securities held by the funds to the Manager and Sub-advisers, as applicable, subject to the Trustees’ general oversight. As a matter of policy, CGCM requires its Sub-advisers to vote all proxies. The Trust’s administrator is not responsible for verifying the substantive accuracy of the information provided by the Manager, Sub-advisers or third party service providers with respect to any fund’s proxy voting record. In delegating proxy responsibilities, the Trustees have directed that proxies be voted consistent with the Trust and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Manager and Sub-advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Manager, Sub-advisers and their affiliates. In the event that a Sub-advisers does not vote a proxy, the Manager’s Proxy Voting Procedures requires RiskMetrics/ISS, a third party, to: 1) review the proxy; 2) provide advice on how to vote the proxy, and; 3) vote in accordance with its recommendation.
The Proxy Voting Procedures are provided in Appendix B of this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1)

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on the SEC’s website at www.sec.gov and (2) publicly available Smith Barney internet website at https://www.smithbarney.com/products—services/managed—money/trak/trak—cgcm.html.
Procedures:
     These procedures are intended to document how the Trust complies with the requirements and restrictions of the 1940 Act and the Advisers Act, and the rules and forms thereunder, with respect to the disclosure of proxy voting records, including the annual filing of proxy voting records on Form N-PX.
1. Web-Based Platform
     Proxy voting history will be available on a publicly available Smith Barney internet website. (https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html).
2. Filing on Form N-PX
     The Trust’s administrator has the primary responsibility for obtaining the proxy voting information from Sub-advisers and/or their third-party service providers, when necessary, and for coordinating with the Vendor to produce the proxy voting records needed to file Form N-PX on behalf of the Trust. The Trust’s administrator is responsible for beginning the process of gathering such information promptly after June 30 of each year.
     The Administrator is responsible for preparing and filing the funds’ reports on Form N-PX in a timely manner. Upon receipt of proxy voting record information from Operations and/or the Vendor, the Administrator will coordinate review, as appropriate, to confirm that the correct entities are covered for the correct periods, and that sufficient information is provided to satisfy the legal requirements for filing on Form N-PX. In connection with any follow-up requests, the Administrator will coordinate between the Manager, any Sub-advisers and their third party service providers (as applicable), and the Vendor. The Trust’s administrator is responsible for maintaining appropriate records with respect to Form N-PX filings it makes on behalf of the Trust.
3. Reporting
     The Manager will provide, or cause RiskMetrics (formerly ISS) to provide, to the Trust’s administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.” In connection with the Trustees’ annual review of the Funds’ proxy voting process, the Manager will provide, or cause RiskMetrics to provide, any information reasonably requested by the Board of Trustees.
4. Recordkeeping
     The Manager will keep and maintain the following records:
     1) a copy of the Proxy Voting Procedures;
     2) a copy of the RiskMetrics Proxy Guidelines;
     3) copies of all proxy statements received regarding underlying portfolio securities held by the Funds (hard copies maintained by RiskMetrics or electronic filings from the SEC’s EDGAR system);
     4) identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);
     5) a record of all votes cast on behalf of the Funds;
     6) copies of any documents used or prepared by the Manager in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;
     7) written requests from the Funds’ shareholders for information as to how the Manager voted proxies for the Funds; and
     8) written responses by the Manager to any requests from the Funds’ shareholders for information as to how the Manager voted proxies for the Fund.

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     These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Manager. Certain records will also be maintained by RiskMetrics.
Consulting Group Capital Markets Funds
Sub-Advisers

Fund	Sub-adviser
Large Capitalization Growth Investments	Delaware Management Company Frontier Capital Management Co., LLC Wells Capital Management, Inc. Westfield Capital Management Co., L.P.

Large Capitalization Value Equity Investments	Artisan Partners Limited Partnership Cambiar Investors, LLC Cullen Capital Management, LLC NFJ Investment Group LLC

Small Capitalization Growth Investments	Wall Street Associates Westfield Capital Management Co., L.P.

Small Capitalization Value Equity Investments	Delaware Management Company NFJ Investment Group LLC Rutabaga Capital Management LLC

International Equity Investments	Marsico Capital Management, LLC Philadelphia International Advisors LP Schroder Investment Management North America Inc. Thornburg Investment Management, Inc.

Emerging Markets Equity Investments	Lazard Asset Management LLC Newgate Capital Management LLC SSgA Funds Management, Inc.

Core Fixed Income Investments	BlackRock Financial Management, Inc. Metropolitan West Asset Management LLC Pacific Investment Management Company LLC Western Asset Management Company

High Yield Investments	PENN Capital Management Co., Inc. Western Asset Management Company

International Fixed Income Investments	Pacific Investment Management Company LLC

Municipal Bond Investments	McDonnell Investment Management, LLC

Money Market Investments	The Dreyfus Corporation
To facilitate locating a sub-adviser’s proxy voting policy, they are included below alphabetically by sub-adviser name.

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Artisan Partners Limited Partnership
PROXY VOTING POLICY
1.	Introduction.

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.	Responsibility for Voting.

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (“ERISA”) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.	Primary Consideration in Voting.

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

4.	Engagement of Service Provider.

Artisan Partners has engaged RiskMetrics Group (formerly Institutional Shareholder Services) (“RiskMetrics”) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall RiskMetrics have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to RiskMetrics in this policy shall be deemed to be references to those other entities. In addition to RiskMetrics, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (“GL”), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

5.	Voting Guidelines.
A.	Client Policy. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

B.	No Client Policy. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting

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guidelines set forth in Appendix A hereto (the “Guidelines”). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by RiskMetrics. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

C.	Limitations on Exercising Right to Vote. In the following circumstances Artisan Partners will not vote a client’s proxy:
•	No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

•	Limited Value. Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•	Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

•	Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.
6.	Proxy Voting Committee.

Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by RiskMetrics, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified in Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

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7.	Administration.
A.	Designation of Proxy Administrators. Members of the client accounting department or the legal and compliance department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

B.	Receipt and Recording of Proxy Information. The legal and compliance department is responsible for establishing in the records for each client whether the client has:
•	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

•	adopted a proxy voting policy that Artisan Partners is required to follow.
Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.
C.	Notification of Custodian and RiskMetrics. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the client accounting department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to RiskMetrics and shall notify RiskMetrics of those instructions.

D.	RiskMetrics Reports on Pending Proxy Solicitations. RiskMetrics publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review RiskMetrics’ reports as necessary, but no less frequently than weekly.

E.	Procedures for Potential Conflicts of Interest. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, who is a member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to a member of the Proxy Voting Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy

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Administrator and such other information as the Proxy Voting Committee may request, the Proxy Voting Committee member will conduct an independent review of the proposed vote. If that member of the Proxy Voting Committee is a person with whom the Identified Issuer has a relationship (the “Conflicted Party”), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote and identify another member of the Proxy Voting Committee without any such relationship with the Identified Issuer to conduct the review described above.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of GL, provided that GL provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe GL is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by GL or any other source the Proxy Voting Committee deems reliable. In the event GL does not provide research and analysis with respect to the issuer in question or the Proxy Voting Committee has reason to believe GL is not independent of such issuer, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of RiskMetrics, provided that RiskMetrics provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe RiskMetrics is independent of such issuer. If neither GL nor RiskMetrics meet these requirements, the Proxy Voting Committee shall meet and consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.
F.	Voting Analysis. RiskMetrics delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and
•	for all votes relating to routine or corporate administrative items (as identified in the Guidelines), excluding Social and Environmental Issues (as identified in Section II(D) of the Guidelines):
o	if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with RiskMetrics that the vote will be cast in accordance with the Guidelines; or

o	if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.
•	for all votes relating to Social and Environmental Issues (as identified in Section II(D) of the Guidelines):
o	if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact a member of the Proxy Voting Committee and such Committee member will determine whether the vote should be cast consistent with management’s recommendation or submitted to the investment team(s) whose portfolios hold the subject security to ascertain the team’s recommendation with respect to the vote (in which case the voting item will be treated as a discretionary item as set forth below); or

o	if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

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•	for all other votes (identified as discretionary items in the Guidelines):
o	if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team’s recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C. If the team recommends a vote consistent with the recommendation of RiskMetrics, the Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of RiskMetrics, RiskMetrics does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the Proxy Administrator will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team’s recommended vote, any recommendation by RiskMetrics, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team’s recommendation.

In certain circumstances, RiskMetrics may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from RiskMetrics and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations consistent with the recommendation of RiskMetrics shall be followed in accordance with and subject to the guidelines set forth above.

o	if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.
•	for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team’s recommended vote, any recommendation by RiskMetrics, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team’s recommendation.
G.	Contacts with Issuers and Shareholders of Issuers. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer’s management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to the Proxy Administrator or a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of

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an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.
8.	Review of Votes Cast.

On a quarterly basis, Artisan Partners engages in a reconciliation process by which it compares (a) the number of shares voted by RiskMetrics with the settlement date holdings of Artisan Partners’ clients as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners performs this quarterly reconciliation of the voting records of each client at least once per year. Because of voting disclosure rules and regulations applicable to registered investment companies, Artisan Partners reconciles the votes cast on behalf of its registered investment company clients every quarter.

The purpose of reconciliation is to identify voting discrepancies that may be specific to a particular client’s voting record and/or discrepancies that may be specific to the votes cast with respect to a particular issuer of securities. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, RiskMetrics may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of RiskMetrics, Artisan Partners shall work with RiskMetrics to minimize the risk of such errors in the future.

9.	Records and Reports.
A.	Reports. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

B.	Records – Basis for Vote. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:
1.	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.
2.	For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.
C.	Records – General. The following documents shall also be maintained by Artisan Partners or by RiskMetrics or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by RiskMetrics or a service provider of Artisan Partners, RiskMetrics

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or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:
1.	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

4.	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.
D.	Records – Retention. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.
10.	Attached Exhibits

Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A	Proxy Voting Guidelines

Appendix B	Proxy Voting Committee

Appendix C	Request Form for Proxy Voting Committee’s Consideration of Vote

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APPENDIX A
PROXY VOTING GUIDELINES

I. BACKGROUND	A-3

II. GENERAL GUIDELINES	A-3
A. Reliance on Information Provided by and Due Diligence of RiskMetrics	A-3
B. Non-U.S. Securities	A-3
C. Securities Lending	A-3
D. Securities Not Acquired by Artisan Partners	A-4
E. Social and Environmental Issues	A-4
F. Consideration of Relevant Factors	A-4

III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS	A-4
A. Operational Items	A-4
1. Adjourn Meeting	A-4
2. Amend Quorum Requirements	A-4
3. Minor Amendment to Charter or Bylaws	A-4
4. Change Company Name	A-4
5. Change in Principal Place of Business or Registered Office	A-5
6. Change Date, Time or Location of Annual Meeting	A-5
7. Ratify Auditors	A-5
8. Authorize Board to Fix Remuneration of Auditors	A-5
9. Confidential Voting	A-5
10. Submission of Financial Statements and Statutory Reports	A-5
11. Cash Dividend Distributions and Profit Distribution/Allocation Plans	A-5
12. Transact Other Business	A-5
13. Electronic Communications to Shareholders	A-5
14. Routine Operational Items of Foreign Issuers	A-5
B. Board of Directors	A-6
1. Director Nominees in Uncontested Elections	A-6
2. Age Limits	A-7
3. Service on Other Boards	A-7
4. Board Size	A-7
5. Classification/Declassification of the Board	A-7
6. Cumulative Voting	A-7
7. Director and Officer Indemnification and Liability Protection	A-8
8. Filling Vacancies	A-8
9. Removal of Directors	A-8
10. Stock Ownership Requirements	A-8
11. Term Limits	A-8
12. Majority Vote Requirements	A-8
C. Mergers and Corporate Restructuring	A-8
1. Appraisal Right	A-8
2. Conversion of Securities and Corporate Reorganizations	A-8
D. Antitakeover Defenses and Voting Related Issues	A-8
1. Amend Bylaws without Shareholder Consent	A-8
2. Control Share Acquisition Provisions	A-8
3. Fair Price Provisions	A-8
4. Greenmail	A-8
5. Issue Stock for Use with Rights Plan	A-8
6. Poison Pills (Shareholder Rights Plans)	A-8
7. Shareholders’ Ability to Act by Written Consent	A-9
8. Stakeholder Provisions	A-9
9. Supermajority Vote Requirements	A-9
E. Capital Structure	A-9
1. Adjustments to Par Value of Common Stock	A-9
2. Common Stock Authorization	A-9

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3. Preferred Stock	A-9
4. Dual Class Stock	A-9
5. General Issuances of Equity or Equity-Linked Securities	A-9
6. Share Repurchase Programs	A-9
7. Reissuance of Repurchased Shares	A-9
8. Cancellation of Repurchased Shares	A-10
9. Stock Distributions: Splits and Dividends	A-10
10. Reverse Stock Splits	A-10
F. Executive and Director Compensation	A-10
1. Stock Plans in Lieu of Cash	A-10
2. Director Retirement Plans	A-10
3. Incentive Bonus Plans and Tax Deductibility Proposals	A-10
4. Shareholder Advisory Actions Regarding Executive Compensation	A-10
G. Bundled Proposals (Routine Items Only)	A-10

IV. DISCRETIONARY ISSUES	A-10
A. Board of Directors	A-10
1. Majority of Independent Directors	A-10
2. Majority of Independent Committee Members	A-10
3. Independent Chairman (Separate Chairman/CEO)	A-10
4. Cumulative Voting	A-11
5. Director and Officer Indemnification and Liability Protection	A-11
B. Proxy Contests	A-11
1. Director Nominees in Contested Elections	A-11
2. Reimbursing Proxy Solicitation Expenses	A-12
C. Mergers and Corporate Restructuring	A-12
1. Mergers and Acquisitions, Asset Purchases and Asset Sales	A-12
2. Conversion of Securities and Corporate Reorganizations	A-12
3. Formation of Holding Company	A-12
4. Going Private Transactions (LBOs and Minority Squeezeouts)	A-13
5. Issuance of Warrants/Convertibles/Debentures	A-13
6. Joint Ventures	A-13
7. Liquidations	A-13
8. Private Placements	A-14
9. Prepackaged Bankruptcy Plans	A-14
10. Recapitalizations	A-14
11. Spinoffs	A-15
D. Antitakeover Defenses	A-15
1. Fair Price Provisions	A-15
2. Greenmail	A-15
3. Poison Pills (Shareholder Rights Plans)	A-15
4. Shareholders’ Ability to Call Special Meetings	A-16
E. State or Country of Incorporation	A-16
1. State Takeover Statutes	A-16
2. Reincorporation Proposals	A-16
F. Capital Structure	A-16
1. Common Stock Authorization	A-16
2. Preferred Stock	A-16
3. Reverse Stock Splits	A-16
4. Preemptive Rights	A-16
5. Tracking Stock	A-16
G. Executive and Director Compensation	A-17
1. Bundled Compensation	A-17
2. Compensation Plans	A-17
3. Remuneration Report	A-17
4. Stock Plans in Lieu of Cash	A-17
5. Management Proposals Seeking Approval to Reprice Options	A-17
6. Employee Stock Purchase Plans	A-17

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7. Incentive Bonus Plans and Tax Deductibility Proposals	A-18
8. Shareholder Proposals Regarding Executive and Director Pay	A-18
9. Golden and Tin Parachutes	A-18
H. Bundled Proposals	A-18
I. BACKGROUND.
The following proxy voting guidelines (“Guidelines”) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by RiskMetrics.
The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. RiskMetrics is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.
The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.
In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.
II. GENERAL GUIDELINES
A.	Reliance on Information Provided by and Due Diligence of RiskMetrics. Artisan Partners may rely on the information provided by and due diligence efforts of RiskMetrics in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by RiskMetrics is incorrect.

B.	Non-U.S. Securities. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or RiskMetrics on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.	Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy

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solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.
D.	Securities Not Acquired by Artisan Partners. From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of RiskMetrics.

E.	Social and Environmental Issues. When Artisan Partners votes a client’s proxy, a client’s economic interest as a shareholder is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

F.	Consideration of Relevant Factors. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.
III. ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS
A.	Operational Items.
1.	Adjourn Meeting. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a merger/acquisition, asset purchase/sale or other like transaction of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.	Amend Quorum Requirements. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.	Minor Amendment to Charter or Bylaws. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name. Vote FOR proposals to change the corporate name.

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5.	Change in Principal Place of Business or Registered Office. Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
7.	Ratify Auditors. Vote FOR management proposals to ratify the selection of auditors, unless:
•	An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
8.	Authorize Board to Fix Remuneration of Auditors. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

9.	Confidential Voting. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

10.	Submission of Financial Statements and Statutory Reports. Vote FOR routine submissions of an issuer’s annual financial statements and statutory reports.

11.	Cash Dividend Distributions and Profit Distribution/Allocation Plans. Vote FOR routine submissions of an issuer’s cash dividend payout and profit distribution/allocation plans. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

12.	Transact Other Business. Vote AGAINST proposals to approve other business when it appears as a voting item.

13.	Electronic Communications to Shareholders. Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

14.	Routine Operational Items of Foreign Issuers. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:
•	election of chairman of the annual general meeting (“AGM”);

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•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

•	re-registration of shares;

•	discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM; and

•	adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations.
In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of RiskMetrics.
B.	Board of Directors.
1.	Director Nominees in Uncontested Elections. Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be withheld from directors who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:
•	Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one

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meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

•	Votes to implement or renew a dead-hand or slow-hand poison pill;

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years;

•	Ignored a shareholder proposal approved by a majority of the shares outstanding;

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•	With respect to director candidates of U.S. companies only, serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•	In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.
If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits. Vote AGAINST proposals to impose a mandatory retirement age for outside directors.

3.	Service on Other Boards. Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.	Board Size. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.	Classification/Declassification of the Board. Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.	Cumulative Voting. Vote AGAINST proposals to eliminate cumulative voting. In director elections of companies in countries where cumulative voting is required by law or regulation, vote FOR the directors in accordance with the cumulative voting recommendations by RiskMetrics.

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7.	Director and Officer Indemnification and Liability Protection. Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.	Filling Vacancies. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.	Removal of Directors. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

10.	Stock Ownership Requirements. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

11.	Term Limits. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements. Vote AGAINST shareholder proposals to require election of directors by a majority of votes cast. Vote FOR management proposals to require election of directors by a majority of votes cast.
C.	Mergers and Corporate Restructuring.
1.	Appraisal Right. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.	Conversion of Securities and Corporate Reorganizations. Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
D.	Antitakeover Defenses and Voting Related Issues.
1.	Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.	Control Share Acquisition Provisions. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Poison Pills (Shareholder Rights Plans). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it.

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7.	Shareholders’ Ability to Act by Written Consent. Vote AGAINST proposals to restrict or prohibit shareholders’ ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

8.	Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

9.	Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
E.	Capital Structure.
1.	Adjustments to Par Value of Common Stock. Vote FOR management proposals to reduce the par value of common stock, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value.

2.	Common Stock Authorization. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.	Preferred Stock. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
5.	General Issuances of Equity or Equity-Linked Securities. Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

6.	Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans, unless there is evidence that the proposed repurchase plans are not fair to all shareholders.

7.	Reissuance of Repurchased Shares. Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

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8.	Cancellation of Repurchased Shares. Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.	Stock Distributions: Splits and Dividends. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

10.	Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.
F.	Executive and Director Compensation.
1.	Stock Plans in Lieu of Cash. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

3.	Incentive Bonus Plans and Tax Deductibility Proposals. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.	Shareholder Advisory Actions Regarding Executive Compensation. Vote AGAINST shareholder proposals to take advisory actions regarding executive compensation.
G.	Bundled Proposals (Routine Items Only) . Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of RiskMetrics.
IV.	DISCRETIONARY ISSUES
A.	Board of Directors.
1.	Majority of Independent Directors. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.	Majority of Independent Committee Members. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.	Independent Chairman (Separate Chairman/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining any or all of the following factors:

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•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

•	The company publicly discloses a comparison of the duties of its independent lead director and that of its chairman

•	The company publicly discloses a sufficient explanation as to why it chose not to give the position of chairman to the independent lead director

•	Majority of independent directors

•	All independent key committees

•	Established governance guidelines

•	No problematic governance issues

•	Company performance
4.	Cumulative Voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

5.	Director and Officer Indemnification and Liability Protection. Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.
B.	Proxy Contests.
1.	Director Nominees in Contested Elections. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors:
•	Performance of the company relative to its peers

•	Strategic plans of the incumbents and the dissidents

•	Independence of directors/nominees

•	Governance profile of the company

•	Evidence of management entrenchment

•	Experience and skills of board candidates

•	Responsiveness to shareholders

•	Whether takeover offer has been rebuffed
If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

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2.	Reimbursing Proxy Solicitation Expenses. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.
C.	Mergers and Corporate Restructuring.
1.	Mergers and Acquisitions, Asset Purchases and Asset Sales. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:
•	Strategic rationale for the transaction and financial and operational benefits

•	Offer price (cost vs. premium) and market reaction

•	How the transaction was negotiated and the process

•	Changes in corporate governance and their impact on shareholder rights

•	Conflicts of interest
2.	Conversion of Securities and Corporate Reorganizations. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:
•	Dilution to existing shareholders’ position

•	Conversion price relative to market value

•	Financial issues

•	Control issues

•	Termination penalties

•	Terms of the offer

•	Management’s efforts to pursue other alternatives

•	Conflicts of Interest
3.	Formation of Holding Company. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:
•	Reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

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4.	Going Private Transactions (LBOs and Minority Squeezeouts). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:
•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Other alternatives/offers considered

•	Non-completion risk

•	Conflicts of interest
5.	Issuance of Warrants/Convertibles/Debentures. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:
•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest
6.	Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:
•	Percentage of assets/business contributed

•	Percentage ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk
7.	Liquidations. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:
•	Management’s efforts to pursue other alternatives

•	Appraisal value of the assets

•	Compensation plan for executives managing the liquidation

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Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:
•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.	Prepackaged Bankruptcy Plans. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:
•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:
•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms, including fairness opinion

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

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11.	Spinoffs. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:
•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Benefits that the spinoff may have on the parent company

•	Valuation of spinoff

•	Conflicts of interest

•	Any changes in corporate governance and their impact on shareholder rights

•	Change in the capital structure
D.	Antitakeover Defenses.
1.	Fair Price Provisions. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:
•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•	Formula employed in determining fair price

•	Vote needed to overcome the board’s opposition to the acquisition

•	Vote required to repeal or amend the fair pricing provision

•	Size of the block of shares controlled by officers, directors, and their affiliates

•	Other takeover provisions

•	Company history relating to premium acquisition offers
2.	Greenmail. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.	Poison Pills (Shareholder Rights Plans) . Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
•	20% or higher flip-in or flip-over

•	Two to three year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•	Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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4.	Shareholders’ Ability to Call Special Meetings. Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.
E.	State or Country of Incorporation.
1.	State Takeover Statutes. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.	Reincorporation Proposals. Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns:
•	Reasons for reincorporation

•	Comparison of company’s governance provisions prior to and following the transaction

•	Comparison of corporation laws of original state or country and destination state or country
F.	Capital Structure.
1.	Common Stock Authorization. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

2.	Preferred Stock. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.	Reverse Stock Splits. Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

4.	Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:
•	The size of the company

•	The shareholder base

•	The liquidity of the stock
5.	Tracking Stock. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:
•	Adverse governance changes

•	Excessive increases in authorized capital stock

•	Unfair method of distribution

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•	Diminution of voting rights

•	Adverse conversion features

•	Negative impact on stock option plans

•	Other alternatives such as a spinoff
G.	Executive and Director Compensation.
1.	Bundled Compensation. Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.	Compensation Plans. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

3.	Remuneration Report. Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

4.	Stock Plans in Lieu of Cash. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.	Management Proposals Seeking Approval to Reprice Options. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange and treatment of surrendered options

•	Option vesting period and term of the option

•	Exercise price

•	Participants
6.	Employee Stock Purchase Plans. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:
•	Purchase price compared to fair market value

•	Offering period

•	Potential voting power dilution

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7.	Incentive Bonus Plans and Tax Deductibility Proposals. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

8.	Shareholder Proposals Regarding Executive and Director Pay. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers’ compensation, pay level versus industry-typical compensation, and long term corporate outlook.

9.	Golden and Tin Parachutes. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•	The triggering mechanism should be beyond the control of management.
H.	Bundled Proposals. Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

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APPENDIX B
PROXY VOTING COMMITTEE
Janet D. Olsen
Lawrence A. Totsky
Gregory K. Ramirez
Sarah A. Johnson

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APPENDIX C
REQUEST FOR PROXY VOTING COMMITTEE’S
CONSIDERATION OF VOTE
For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners’ Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team’s recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. The Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team’s recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to the administrative assistant of the legal and compliance group. The administrative assistant will forward the form to members of the Committee, who will review it in connection with their convening a meeting.
Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.
Part I. Information on Proxy Issue (to be completed by Proxy Administrator)
a.	Name of issuer:

b.	Date of meeting: Deadline for casting vote:

c.	Investment strategy or strategies in which issuer is held:

d.	Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? ☐ Yes ☐ No

e.	Is issuer an Identified Issuer? ☐ Yes ☐ No

f.	Attach research and recommendation from RiskMetrics on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.	Name of proxy administrator:
Part II. Recommendation from Investment Team(s) (to be completed by the Proxy Administrator)
a.	Name of investment team contact:

b.	Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

Part III. Determination of Vote to be Cast (to be completed by the Committee)
The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.
Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

Approved by the Committee on
By:                                         , on behalf of the Committee
Print Name:

CONFIDENTIAL
Proxy Voting Policies and Procedures
For BlackRock Advisors, LLC
And Its Affiliated SEC Registered Investment Advisers
Effective June, 2008
Copyright © 2008 BlackRock, Inc.
All rights reserved.
CONFIDENTIAL
Proxy Voting Policies and Procedures
These Proxy Voting Policies and Procedures (the “Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets. When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,3 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).4 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.
Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those

1 The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
2 In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
3 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
4 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
5 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies. In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.6 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.
I. SCOPE OF COMMITTEE RESPONSIBILITIES
The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7
The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.
The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8
6 Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
7 The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

8 The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment. The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.
The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.
To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.
II. SPECIAL CIRCUMSTANCES
A. Routine Consents
BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.
9 The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.
B. Securities on Loan
Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.
C. Voting Proxies for Non-US Companies
While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.
As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.
D. Securities Sold After Record Date
With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.
E. Conflicts of Interest
From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply: 1. The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and
2. if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.
III. VOTING GUIDELINES
The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.
A. Boards of Directors
These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director

10 Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.
nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant. The Committee’s general policy is to vote:

#
VOTE and DESCRIPTION
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
☐ have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
☐ voted to implement or renew a “dead-hand” poisonpill
☐ ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
☐ failed to act on takeover offers where the majority of the shareholders have tendered their shares
☐ are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
☐ on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
☐ sit on more than six boards of public companies
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5 AGAINST proposals supporting cumulative voting
A.6 FOR proposals eliminating cumulative voting
A.7 FOR proposals supporting confidential voting
A.8 FOR proposals seeking election of supervisory board members
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10 AGAINST shareholder proposals for term limits for directors
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17 FOR proposals to elect account inspectors
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
A.19 FOR proposals permitting shareholder ability to nominate directors directly
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21 FOR proposals permitting shareholder ability to remove directors directly
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

A.23 FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure
A.24 FOR precatory and binding resolutions requesting that the board change the company’s by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats
A.25 AGAINST shareholder proposals requiring two candidates per board seat
A.26 AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care
A.27 AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness
A.28 AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”), but that previously the company was not required to indemnify
A.29 FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
• If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and
• If only the director’s legal expenses would be covered
A.30 AGAINST proposals that provide that directors may be removed only for cause
A.31 FOR proposals to restore shareholders’ ability to remove directors with or without cause
A.32 AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies
A.33 FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the Investment Company Act of 1940, as amended
B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
The Committee’s general policy is to vote:
B.1 FOR approval of independent auditors, except for
☐ auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
☐ auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation
☐ on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company
B.2 FOR proposals seeking authorization to fix the remuneration of auditors
B.3 FOR approving internal statutory auditors
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.
The Committee’s general policy is to vote:
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
C.2 FOR proposals to eliminate retirement benefits for outside directors
C.3 AGAINST proposals to establish retirement benefits for outside directors
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
C.5 AGAINST proposals to reprice stock options
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8 AGAINST proposals seeking to pay outside directors only in stock
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
C.13 FOR shareholder proposals – based on a case-by-case analysis

– that request the Board to establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives
C.14 AGAINST executive compensation plans in which there is a no connection between the CEO’s pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance
C.15 WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance
C.16 FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table
C.17 FOR shareholder proposals seeking disclosure regarding the company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid
C.18 AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation
C.19 FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts
C.20 FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans

C.21 FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the SERP’s definition of covered compensation used to establish such benefits
C.22 AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance; and/or

•	The plan is a vehicle for poor compensation practices
C.23 FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan
C.24 AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so

C.25 FOR shareholder proposals to put option repricings to a shareholder vote
D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
The Committee’s general policy is to vote:
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3 FOR management proposals approving share repurchase programs
D.4 FOR management proposals to split a company’s stock
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)
D.7 AGAINST proposals to create a new class of common stock with superior voting rights
D.8 AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights
D.9 FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders; and

•	It is not designed to preserve the voting power of an insider or significant shareholder
D.10 AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock)
D.11 FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
D.12 FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced
D.13 FOR management proposals to implement a reverse stock split to avoid delisting
D.14 FOR management proposals to increase the common share authorization for a stock split or share dividend
D.15 FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.
The Committee’s general policy is to vote:
E.1 AGAINST proposals seeking to adopt a poison pill
E.2 FOR proposals seeking to redeem a poison pill
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4 FOR management proposals to change the company’s name
E.5 AGAINST proposals to require a supermajority shareholder vote
E.6 FOR proposals to lower supermajority vote requirements
E.7 AGAINST proposals giving the board exclusive authority to amend the bylaws

E.8 FOR proposals giving the board the ability to amend the bylaws in addition to shareholders
E.9 CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
-	The reasons for reincorporating

-	A comparison of the governance provisions

-	Comparative economic benefits, and

-	A comparison of the jurisdiction laws
E.10 FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes
E.11 FOR proposals to restore, or provide shareholders with rights of appraisal
F. Corporate Meetings
These are routine proposals relating to various requests regarding the formalities of corporate meetings.
The Committee’s general policy is to vote:
F.1 AGAINST proposals that seek authority to act on “any other business that may arise”
F.2 FOR proposals designating two shareholders to keep minutes of the meeting
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
F.4 FOR proposals approving the discharge of management and the supervisory board
F.5 FOR proposals approving the allocation of income and the dividend
F.6 FOR proposals seeking authorization to file required documents/other formalities
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8 FOR proposals appointing inspectors of elections
F.9 FOR proposals electing a chair of the meeting
F.10 FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11 AGAINST proposals to require rotating sites for shareholder meetings
F.12 AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)
G. Investment Companies
These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders. The Committee’s general policy is to vote:
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
☐ have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
☐ ignore a shareholder proposal that was approved by either

a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
☐ are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
☐ on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
G.2 FOR the establishment of new series or classes of shares
G.3 AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6 FOR classified boards of closed-end investment companies
G.6 AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
H. Environmental and Social Issues
These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions

“micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.
The Committee’s general policy is to vote:
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
H.2 AGAINST proposals seeking to have companies provide nonrequired analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:
- environmental liabilities;
- bank lending policies;
- corporate political contributions or activities;
- alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;
- costs and risk of doing business in any individual country or the standards of operations in such country;
- involvement in nuclear defense systems or other military products;
- animal welfare standards;
- pricing policies;
- the use of certain commodities, genetically modified materials or chemicals;
- sustainability and other perceived political, environmental

or

social issues that do not directly relate to the economic operations of the company;
- charitable contributions made by the company
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4 AGAINST proposals seeking implementation of the CERES principles
H.5 FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
- The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
- The company’s level of disclosure is comparable to or better than information provided by industry peers; and
-There are no significant fines, penalties, or litigation associated with the company’s environmental performance
H.6 AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions
H.7 FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
- The company does not maintain operations in Kyoto signatory markets;
- The company already evaluates and substantially discloses such information;
- Greenhouse gas emissions do not significantly impact the company’s core businesses; or
- The company is not required to comply with the Kyoto Protocol standards
H.8 AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use
H.9 AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications
could present significant cost to the company without

providing commensurate value to shareholders
H.10 AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage

H.11 AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company
H.12 AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders
H.13 AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies
H.14 AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company
H.15 FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company
H.16 AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company’s EEO statement
H.17 AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company
H.18 AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:
- label or identify products in a certain manner;
- study or evaluate the use of certain company products;
- increase animal welfare standards to above those required by law; or
- engage in political, environmental or social activities that do not directly relate to the economic operations of the company
H.19 CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:
- The feasibility of financially quantifying environmental risk factors;
- The company’s compliance with applicable legislation and/or regulations regarding environmental performance;
- The costs associated with implementing improved standards;
- The potential costs associated with remediation resulting from poor environmental performance; and
- The current level of disclosure on environmental policies and initiatives
H.20 FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public
H.21 CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
- Risks associated with certain international markets;
- The utility of such a report to shareholders; and
- The existence of a publicly available code of corporate
conduct that applies to international operations
H.22 CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:
- The nature and amount of company business in that country;
- The company’s workplace code of conduct;
- Proprietary and confidential information involved;
- Company compliance with U.S. regulations on investing in the country; and/or
- Level of peer company involvement in the country
H.23 CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
- The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

- Agreements with foreign suppliers to meet certain workplace standards;
- Whether company and vendor facilities are monitored and how;
- Company participation in fair labor organizations;
- Type of business;
- Proportion of business conducted overseas;
- Countries of operation with known human rights abuses;
- Whether the company has been recently involved in significant labor and human rights controversies or violations;
- Peer company standards and practices; and
- Union presence in company’s international factories
IV. NOTICE TO CLIENTS
BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.
BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.
These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.
11 Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Cambiar Investors, LLC
PROXY VOTING POLICY AND PROCEDURES
Objective: The objective of Cambiar Investors, LLC’s proxy voting process is to maximize the long-term investment performance of our clients.
Policy: It is Cambiar’s policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar’s policy to vote against these proposals.
Procedure: The procedure for processing proxy ballots is as follows:
1.	Custodians are directed to send all proxy material to Egan-Jones Proxy Services whom Cambiar Investors, LLC has retained to act as our voting agent.

2.	The Proxy Administrator reviews the research provided by Egan-Jones for each company meeting and each proposal. If Egan-Jones’ recommendations agree and favor management they are instructed to vote according to management’s recommendations.

3.	If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or Egan-Jones recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and instruct Egan-Jones to vote per the Portfolio Manager’s recommendations.

Where a material conflict of interest has been identified, Cambiar will notify its clients of said conflict and vote according to Egan-Jones’ recommendations to ensure the best economic interests of its clients are met.

4.	Egan-Jones provides reports and a record of all accounts and companies voted and provides Cambiar Investors, LLC with monthly and/or quarterly reports as required.

5.	The Proxy Administrator reviews at least annually with the Portfolio Managers our proxy voting record.

6.	Copies of this procedure can be obtained free of charge by:
➢ calling Cambiar Investors, LLC toll-free at 888-673-9950 or

➢ by visiting our web site at http://www.cambiar.com or

➢ by writing us at: 2401 E. Second Ave. #400, Denver, CO 80206
7.	By August 31, each year Cambiar’s annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:
➢ calling 888-673-9950 or

➢ by visiting our web site at http://www.cambiar.com or

➢ by writing us at: 2401 E. Second Ave. #400, Denver, CO 80206

PROXY VOTING POLICIES AND PROCEDURES
1. Background
The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.
The policies and procedures of Schafer Cullen Capital Management, Inc. (“the Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:
•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•	The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

•	In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.
These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to the Adviser’s Compliance Officer.
2. Proxy Voting Policies
In the absence of specific voting guidelines from a client, Schafer Cullen Capital Management, Inc. will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Schafer Cullen Capital Management, Inc. believes that voting proxies in accordance with the following policies is in the best interests of its clients.
A.	Specific Voting Policies
645 Fifth Avenue    ◆    New York, NY 10022    ◆    Tel 212.644.1800 ◆ Fax 212.593.4275    ◆   www.schafer-cullen.com

1.	Routine Items:
•	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

•	The Adviser will generally vote for the selection of independent auditors.

•	The Adviser will generally vote for increases in or reclassification of common stock.

•	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

•	The Adviser will generally vote for changes in the board of directors.

•	The Adviser will generally vote for outside director compensation.

•	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

•	The Adviser will generally vote for proposals that increase shareholder value.

•	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer’s board of directors and management.

•	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders.
2.	Non-Routine and Conflict of Interest Items:
•	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

•	The Adviser will generally vote against shareholder resolutions that consider non-financial impacts of mergers.

•	The Adviser will generally vote against anti-greenmail provisions.
B.	General Voting Policy
If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.
In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.
In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:
•	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;
•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.
(Each of the above persons being an “Interested Person.”)
After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.
The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.
Consistent with SEC Rule 206(4)-6, as amended, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts. This information may be provided to clients through the Adviser’s Form ADV (Part II or Schedule H) disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).
3. Proxy Voting Procedures
A.	The Adviser’s Compliance Officer (the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client’s account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by Schafer Cullen Capital Management, Inc. will be forwarded to the Responsible Party who will then forward it to Broadridge Financial Solutions, Inc. for electronic setup.

C.	Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

D.	Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.	If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.
Specifically, the Conflict Notice should describe:
•	the proposal to be voted upon;

•	the actual or potential conflict of interest involved;

•	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	if applicable, the relationship between the Adviser and any Interested Person.
The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the record-keeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:
•	engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

•	cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

•	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.
F.	The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:
•	A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A record memorializing the basis for the vote cast;

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

•	A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.
The above copies and records shall be retained in the client’s file and/or electronically for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:
1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.	Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Maintain an internal list of Interested Persons.
List of “Interested Persons”
•	James P. Cullen – President of Schafer Cullen Capital Management, Inc.

•	David K. Schafer – Chairman of Schafer Cullen Capital Management, Inc.

•	Cullen Capital Management, LLC

•	The Cullen Funds Trust

•	Schafer Cullen Global Small Cap Value Master, Ltd.

•	Schafer Cullen Global Small Cap Value, Ltd.

•	Schafer Cullen Global Small Cap Value, LP

DELAWARE MANAGEMENT
BUSINESS TRUST
Proxy Voting Policies and Procedures
(March 2008)
Introduction
Delaware Management Business Trust (“DMBT”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Asset Advisers and Delaware Lincoln Cash Management (each an “Adviser”, and together with DMBT, the “Advisers”). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.
Procedures for Voting Proxies
To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons in DMBT: (i) one representative from the legal department; (ii) one representative from the compliance department; (iii) one representative from the client services department; and (iv) two representatives from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.
One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Adviser. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.
In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services (“ISS”), a Delaware corporation and a wholly owned subsidiary of RiskMetrics

Group (“RiskMetrics”). Both ISS/RiskMetrics and the client’s custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS/RiskMetrics so that ISS/RiskMetrics may vote the proxies. On approximately a monthly basis, DMBT will send ISS/RiskMetrics an updated list of client accounts and security holdings in those accounts, so that ISS/RiskMetrics can update its database and is aware of which proxies it will need to vote on behalf of DMBT’s clients. If needed, the Committee has access to these records.
After receiving the proxy statements, ISS/RiskMetrics will review the proxy issues and vote them in accordance with DMBT’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS/RiskMetrics will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS/RiskMetrics will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS/RiskMetrics will create a record of the vote in order to help the Advisers comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides DMBT with its own proxy voting guidelines, DMBT will forward the client’s guidelines to ISS/RiskMetrics who will follow the steps above to vote the client’s proxies pursuant to the client’s guidelines.
The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities for DMBT’s clients and will attempt to ensure that ISS/RiskMetrics is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS/RiskMetrics, the Committee will periodically review ISS/RiskMetrics’s conflict of interest procedures and any other pertinent procedures or representations from ISS/RiskMetrics in an attempt to ensure that ISS/RiskMetrics will make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser’s clients. There may be times when one of the Advisers believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS/RiskMetrics’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS/RiskMetrics on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client.
The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner, or the Adviser may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS/RiskMetrics, and relationships with multiple custodians help avoid a situation where an Adviser is unable to vote a proxy.
Company Management Recommendations
When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT’s votes are cast in accordance with the recommendations of the company’s management. However, DMBT will normally vote against management’s position when it runs counter to the Guidelines, and DMBT will also vote against management’s recommendation when such position is not in the best interests of DMBT’s clients.
Conflicts of Interest
As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT’s clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.
Most of the proxies which DMBT receives on behalf of its clients are voted by ISS/RiskMetrics in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS/RiskMetrics going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.
In the limited instances where DMBT is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS/RiskMetrics’s original recommendation. Documentation of the reasons for voting contrary to ISS/RiskMetrics’s recommendation will generally be retained by DMBT.
Availability of Proxy Voting Information and Recordkeeping
Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS/RiskMetrics or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of DMBT’s clients (via ISS/RiskMetrics); (iv) records of a client’s written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision as to how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.
Proxy Voting Guidelines
The following Guidelines summarize DMBT’s positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities, and by the types of issues that could potentially be brought up in a proxy statement:
U.S. Portfolio Security Voting Issues
1. Operational Items
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
Generally vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting

Generally vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Generally vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.
Generally WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
Generally vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of audit committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
Transact Other Business
Generally vote AGAINST proposals to approve other business when it appears as voting item.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees.
Generally vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Generally vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, generally vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Generally vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years; (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold withhold/against vote;

•	The company is a Russell 3000 company that has underperformed its industry group (GICS group) under certain company performance measurement criteria discussed in the section “Performance Test for Directors”;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.
Generally vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non -audit fees paid to the auditor are excessive;

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Generally vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see details on this subject that follow);

•	The company has poor compensation practices (see details on this subject that follow). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Generally vote AGAINST or WITHHOLD from directors, individually or the entire board for egregious actions or failure to replace management as appropriate.
Age Limits
Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.
Board Size
Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.
Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Generally vote AGAINST proposals to classify the board.
Generally vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.
Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Generally vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
Generally vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Generally vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.
Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Generally vote AGAINST shareholder proposals requiring two candidates per board seat.
Filling Vacancies/Removal of Directors
Generally vote AGAINST proposals that provide that directors may be removed only for cause.
Generally vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.
Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should generally include all of the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

-	Serves as liaison between the chairman and the independent directors,

-	Approves information sent to the board,

-	Approves meeting agendas for the board,

-	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

-	Has the authority to call meetings of the independent directors,

-	If requested by major shareholders, ensures that he is available for consultation and direct communication;

-	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

-	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on both a one-year and three-year total shareholder returns basis, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance issues.
Generally vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.
Majority of Independent Directors/Establishment of Committees
Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets that proposed threshold.
Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority supported shareholder proposals or a majority withhold vote on a director nominee; and

•	The company has an independent chairman or a lead/presiding director. This individual must be made available for periodic consultation and direct communication with major shareholders.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.
Term Limits
Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, generally vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Confidential Voting
Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Generally vote FOR management proposals to adopt confidential voting.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
Amend Bylaws without Shareholder Consent
Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
Poison Pills
Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, generally vote AGAINST the proposal. If these conditions are not met, generally vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Act by Written Consent
Generally vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Generally vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Generally vote AGAINST proposals to require a supermajority shareholder vote.
Generally vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors generally including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Appraisal Rights
Generally vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk.
Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.
Bundled Proposals
Review on a CASE-BY-CASE basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.
Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.
Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock that seem excessive

•	Adverse changes in shareholder rights
Going Private Transactions (LBOs, Minority Squeezeouts and GoingDark)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.
Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Cash-out value;

•	Whether the interests of continuing and cashed-out shareholders are balanced; and

•	The market reaction to public announcement of transaction.
Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach”.
Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis, taking into consideration: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.
Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis considering:
•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.
Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.
6. State of Incorporation
Control Share Acquisition Provisions
Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Generally vote FOR proposals to restore voting rights to the control shares.
Control Share Cashout Provisions
Generally vote FOR proposals to opt out of control share cashout statutes.
Disgorgement Provisions
Generally vote FOR proposals to opt out of state disgorgement provisions.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freezeout Provisions
Generally vote FOR proposals to opt out of state freezeout provisions.
Greenmail
Generally vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.
Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Stakeholder Provisions
Generally vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
7. Capital Structure
Adjustments to Par Value of Common Stock

Generally vote FOR management proposals to reduce the par value of common stock.
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Generally vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, generally vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.
Dual-class Stock
Generally vote AGAINST proposals to create a new class of common stock with superior voting rights.
Generally vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
Issue Stock for Use with Rights Plan
Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
Preferred Stock
Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Generally vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
Reverse Stock Splits
Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.
Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.
Share Repurchase Programs
Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.
Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Generally vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Each of these factors is further described below:
Cost of Equity Plans
Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, generally vote FOR the plan if certain factors are met (see Director Compensation section).
Repricing Provisions
Generally vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval, even if the cost of the plan is reasonable. Also, generally vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.
Generally vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Pay-for Performance Disconnect
Generally vote AGAINST plans in which:
•	there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

•	the main source of the pay increase (over half) is equity-based; and

•	the CEO is a participant of the equity proposal.
Generally vote AGAINST OR WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.
On a CASE-BY-CASE basis, generally vote for equity plans and for compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary generally includes all of the following:
•	The compensation committee has reviewed all components of the CEO’s compensation, including the following:
-	Base salary, bonus, long-term incentives;

-	Accumulative realized and unrealized stock option and restricted stock gains;

-	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

-	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

-	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).
•	A tally sheet with all the above components should be disclosed for the following termination scenarios:
-	Payment if termination occurs within 12 months: $ ;

-	Payment if “not for cause” termination occurs within 12 months: $ ;

-	Payment if “change of control” termination occurs within 12 months: $ .
•	The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.
The repetition of the compensation committee report does not meet a requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.
•	The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options[1] or performance-accelerated grants.[2] Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.
The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.
•	The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.
Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.
However, generally vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, generally vote to WITHHOLD from the compensation committee.
Poor Pay Practices
Generally vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

[1]	Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

[2]	Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant vote against or withholding votes:
•	Egregious employment contracts: Contracts containing multi-year guarantees for salary increases, bonuses , and equity compensation);

•	Excessive perks: overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;
•	New CEO with overly generous new hire package: Excessive “make whole” provisions;

•	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

•	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•	Poor disclosure practices: Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•	Options backdating (covered in a separate policy); and

•	Other excessive compensation payouts or poor pay practices at the company.
401(k) Employee Benefit Plans
Generally vote FOR proposals to implement a 401(k) savings plan for employees.
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Generally vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices. The following principles and factors should be considered:
1. The following five global principles apply to all markets:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Generally vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
-	A minimum vesting of three years for stock options or restricted stock; or

-	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Director Retirement Plans
Generally vote AGAINST retirement plans for non-employee directors.
Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.
Employee Stock Ownership Plans (ESOPs)
Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans — Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Section 162(m) of the Internal Revenue Code
Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Generally vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.
The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should generally be above the 52-week high for the stock price.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Generally vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.
Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar, cash-for-stock exchange.
Transfer Programs of Stock Options
One-time Transfers: generally vote AGAINST or WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Ongoing Transferable Stock Options (TSO) program: Generally vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants- Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:
•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies; • Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Generally consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long -term equity incentive programs are performance driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, generally vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, generally vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
Generally vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan;

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
If the company has adopted a formal recoupment bonus policy; or
If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes
Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Generally vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
o	Rigorous stock ownership guidelines, or

o	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

o	A meaningful retention ratio.
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Animal Welfare

Animal Testing
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.
Animal Welfare Policies
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to or better than those of peer firms; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.
Controlled Atmosphere Killing (CAK)
Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•	Any voluntary labeling initiatives undertaken or considered by the company.
Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Pharmaceutical Product Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.
Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.
Generally vote AGAINST resolutions requiring that a company reformulate its products.
Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Advertising to youth:
•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•	Whether the company has gone as far as peers in restricting advertising;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.
Cease production of tobacco-related products or avoid selling products to tobacco companies:
•	The percentage of the company’s business affected;

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.
Second-hand smoke:
•	Whether the company complies with all local ordinances and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.
Spin-off tobacco-related businesses:
•	The percentage of the company’s business affected;

•	The feasibility of a spin-off;

•	Potential future liabilities related to the company’s tobacco business.
Investment in tobacco-related stocks or businesses:
Generally vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.
Stronger product warnings:
Generally vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
Diversity
Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:
•	The board composition is reasonably inclusive in relation to companies of similar size and business; or

•	The board already reports on its nominating procedures and diversity initiatives.
Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
•	The degree of board diversity;

•	Comparison with peer companies;

•	Established process for improving board diversity;

•	Existence of independent nominating committee;

•	Use of outside search firm;

•	History of EEO violations.
Equality of Opportunity and Glass Ceiling
Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:
•	The company has well-documented equal opportunity programs;

•	The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

•	The company has no recent EEO-related violations or litigation.
Generally vote FOR requests for reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:
•	The composition of senior management and the board is fairly inclusive;

•	The company has well-documented programs addressing diversity initiatives and leadership development;

•	The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

•	The company has had no recent, significant EEO-related violations or litigation.
Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EEO1 data or the composition of the company’s workforce considering:
•	Existing disclosure on the company’s diversity initiatives and policies;

•	Any recent, significant violations or litigation related to discrimination at the company.
Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.
Sexual Orientation and Domestic Partner Benefits
Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.
Climate Change and the Environment
Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
•	The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Concentrated Area Feeding Operations (CAFO)
Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.
Energy Efficiency
Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:
•	The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

•	The company’s level of participation in voluntary energy efficiency programs and initiatives;

•	The company’s compliance with applicable legislation and/or regulations regarding energy efficiency; and

•	The company’s energy efficiency policies and initiatives relative to industry peers.
Facility Safety (Nuclear and Chemical Plant Safety)
Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:
•	The company’s compliance with applicable regulations and guidelines;

•	The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.
General Environmental Reporting
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.
Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.
Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:
•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.
Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business and the percentage affected;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal;

•	The costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.
Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.
Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.
General Corporate Issues
Charitable Contributions
Generally vote AGAINST proposals restricting the company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
CSR Compensation-Related Proposals
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
•	The relevance of the issue to be linked to pay;

•	The degree that social performance is already included in the company’s pay structure and disclosed;

•	The degree that social performance is used by peer companies in setting pay;

•	Violations or complaints filed against the company relating to the particular social performance measure;

•	Artificial limits sought by the proposal, such as freezing or capping executive pay;

•	Independence of the compensation committee;

•	Current company pay levels.
Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.
HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:
•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•	The company’s existing healthcare policies, including benefits and healthcare access for local workers; and

•	Company donations to healthcare providers operating in the region.
Generally vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Generally vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
International Issues, Labor Issues, and Human Rights
China Principles
Generally vote AGAINST proposals to implement the China Principles unless:
•	There are serious controversies surrounding the company’s China operations; and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).
Codes of Conduct
Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:
•	The degree to which existing human rights policies and practices are disclosed;

•	Whether or not existing policies are consistent with internationally recognized labor standards;

•	Whether company facilities are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	The company’s primary business model and methods of operation;

•	Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

•	Whether the company has been recently involved in significant labor and human rights controversies or violations;

•	Peer company standards and practices; and

•	Union presence in company’s international factories.
Community Impact Assessments
Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

•	Current disclosure of applicable risk assessment report(s) and risk management procedures;

•	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s); and,

•	The degree to which company policies and procedures are consistent with industry norms.
Foreign Military Sales/Offsets
Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Internet Privacy and Censorship
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:
•	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.
MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
•	Company compliance with or violations of the Fair Employment Act of 1989;

•	Company antidiscrimination policies that already exceed the legal requirements;

•	The cost and feasibility of adopting all nine principles;

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

•	The potential for charges of reverse discrimination;

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•	The level of the company’s investment in Northern Ireland;

•	The number of company employees in Northern Ireland;

•	The degree that industry peers have adopted the MacBride Principles; and

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.
Nuclear and Depleted Uranium Weapons
Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Operations in High Risk Markets
Vote CASE-BY-CASE on requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:
•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.
Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
•	Risks associated with certain international markets;

•	The utility of such a report to shareholders;

•	The existence of a publicly available code of corporate conduct that applies to international operations.
Vendor Standards
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
•	The company does not operate in countries with significant human rights violations;

•	The company has no recent human rights controversies or violations; or

•	The company already publicly discloses information on its vendor standards policies and compliance mechanisms.
Sustainability
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
10. Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so generally do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the issues

•	Past shareholder activism, board activity, and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of directors

•	Experience and skills of director candidates

•	Governance profile of the company

•	Evidence of management entrenchment
Investment Advisory Agreements
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance compared to peers

•	Resulting fees relative to peers

•	Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares

Generally vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes.
1940 Act Policies
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Change Fundamental Restriction to Nonfundamental Restriction
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
•	The fund’s target investments

•	The reasons given by the fund for the change

•	The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Proposals to change a fund’s fundamental investment objective to nonfundamental should be evaluated on a CASE-BY-CASE basis.
Name Change Proposals
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition
Change in Fund’s Subclassification
Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company

•	The fund’s past performance

•	Terms of the liquidation.
Changes to the Charter Document
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation

•	Regulatory standards and implications.
Vote on a CASE-BY-CASE basis for any of the following changes after considering appropriate factors in connection therewith:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund
Change the Fund’s Domicile
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
•	Regulations of both states

•	Required fundamental policies of both states

•	Increased flexibility available.
Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote on a CASE-BY-CASE basis for proposals authorizing the board to hire/terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.
Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement.
Master-Feeder Structure
Generally vote FOR the establishment of a master-feeder structure.
Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals to Establish Director Ownership Requirements for Mutual Funds
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the advisor’s management.
Non-U.S. Portfolio Security Voting Issues
1. Operational Items
Financial Results/Director and Auditor Reports
Generally vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Generally vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Nonaudit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Generally vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Generally vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Generally vote FOR most stock (scrip) dividend proposals.
Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Generally vote AGAINST other business when it appears as a voting item.
2.	Board of Directors
Director Elections

Generally vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.
Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Generally vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Generally vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Compensation
Generally vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Generally vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
Discharge of Board and Management
Generally vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.
Generally vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Generally vote AGAINST proposals to indemnify auditors.
Board Structure
Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3.	Capital Structure
Share Issuance Requests
General Issuances:
Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Generally vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Generally vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.
Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.
Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase In Par Value
Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4.	Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions generally taking into account the following:
Evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING STATEMENT AND GUIDELINES
Introduction
          As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.
Arrangements with Outside Firms
          Frontier has contracted with a third party vendor (the “ proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has contracted with another vendor to act as agent (the “proxy agent”) for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.
          There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.
Proxy Voting Committee
          Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.
Account Set-Up
          Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.
Account Update
          On at least a quarterly basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.
Conflicts of Interest
          As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.
          Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of Glass Lewis; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.
Oversight
Proxy Vendor
          On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.
Proxy Agent
          On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.
Custodian
          On a periodic basis, Frontier will confirm that client custodians are alerting the proxy agent when accounts are set up at the custodian for the proxy agent to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to the proxy agent for execution.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies
          Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.
Client Disclosure
          Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.
          Upon a client’s request, the proxy agent will provide Frontier with the following information:
1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the portfolio security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.
Recordkeeping
          Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):
1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

MARSICO CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES
Statement of Policy
1. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.
•	MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).
•	In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.
•	MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.
•	In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.
•	MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.
•	MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.
Definitions
2. By “best interests of MCM’s clients,” MCM means clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.
3. By “material conflict of interest,” MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other principal proponent of a proposal, or an entity closely affiliated with the proxy issuer or other principal proponent of a proposal, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted.
Procedures: MCM Invests in Companies With Management Teams That Seek Shareholders’ Best
Interests, and Usually Votes Proxies with Management Recommendations
4. MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (or their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management or board recommendations, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interests of MCM’s clients.
5. In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents — such as, without limitation, proposals that would affect corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters — could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on MCM’s analysis if in MCM’s view such a vote appears consistent with the best interests of clients. As further examples, in MCM’s sole discretion, it may vote against a management or board recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management or board recommendations in order to oppose management proposals that are not shareholder-friendly in MCM’s view.

6. MCM generally considers each proxy proposal on its merits, and periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM’s general view that a management team or board is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company’s management team or board no longer appears to be serving shareholders’ best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management or board recommendations, or selling shares of the company.
          Procedures: Use of an Independent Service Provider
7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM’s instructions based on MCM’s Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To minimize the possibility that MCM’s proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM rarely considers directing such a service provider to vote proxies for MCM based on the service provider’s recommendations (although MCM may do so in certain circumstances discussed in “Alternative Procedures for Potential Material Conflicts of Interest” below).
Procedures: Voting/Abstention/No Action/Other Exceptions
8. MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM’s Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM’s ability to vote or otherwise process proxies may be limited by many factors, including MCM’s dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations. For example, in a few foreign markets, ballots cast by MCM may not be counted if required powers of attorney between the client and the custodian are not maintained. Also in foreign markets, ballots for securities held by a custodian in an omnibus account for multiple customers may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split its vote as each customer requested.
9.a MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by a previous adviser), MCM may choose to abstain or take no action on the proxies. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM).

9.b. MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM’s view, or as an alternative to voting with (or against) management.
10. The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.
Alternative Procedures for Potential Material Conflicts of Interest
11. In certain circumstances such as when the issuer or other proponent of a proxy proposal is also a client of MCM, it is possible that an appearance might arise of a potential conflict between MCM’s interests and the interests of affected clients in how the proxies of that issuer are voted.
12. MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM’s voting of the proxies.
13. Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3 above) between MCM’s interests and clients’ interests may appear to exist, MCM generally will, to avoid appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:
(i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or
(ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure generally may be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm’s relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.
MCM seeks to document the identification of any material conflict of interest and its procedure for resolving the particular conflict.
14. MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:
(i)	Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

(ii)	Abstaining or taking no action on the proxies in cases when, without limitation, service providers cannot echo vote proxies of certain securities (such as those issued by foreign companies), or in other cases when alternative voting procedures are not desirable; or

(iii)	Forwarding the proxies to clients so that clients may vote the proxies themselves.
Voting by Client Instead of MCM
15. An MCM client may elect to vote proxies for its own account instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.
16. MCM generally cannot implement client proxy voting guidelines that do not delegate full discretion to MCM, or that are not fully consistent with these procedures. In particular, MCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM’s policy or with MCM’s vote-by-vote analysis. MCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.
17. MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.
Persons Responsible for Implementing MCM’s Policy
18. MCM’s Operations/Client Services staff has primary responsibility for implementing MCM’s Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.
19. Members of MCM’s Investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies.
Recordkeeping
20.a. MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:
(i)	Copies of all proxy voting policies and procedures;

(ii)	Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)	Records of proxy votes cast on behalf of clients;

(iv)	Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v)	Written client requests for proxy voting information, and

(vi)	Written responses by MCM to written or oral client requests.

20.b. MCM seeks to document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM’s Operations/Client Services Department also documents certain other non-routine proxy voting issues, including: the basis for (1) any decision to vote against a management or board recommendation for reasons other than general matters affecting corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management or board recommendation.
20.c. MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions (i) to vote against corporate governanceproposals such as those described above, or (ii) to abstain or take no action on proxies in circumstances (A) when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, (B) when MCM has sold or determined to sell a security, or when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or (C) when other routine situations arise such as those identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM’s control, such as in certain situations addressed in section 8 above.
21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.
22. MCM or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements issued by domestic (and some foreign) issuers if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).
23. All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).
Availability of Policy and Proxy Voting Records to Clients
24. MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM’s voting record for the client’s securities through summary disclosure in Part II of MCM’s Form ADV. Upon receipt of a client’s request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.
*      *      *
MCM’s Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by: Steven Carlson /s/

Title: Chief Compliance Officer

Effective Date: October 1, 2004

Policy Amended: February 10, 2006

Approved by: Steven Carlson /s/

Title: Chief Compliance Officer

Effective Date: February 10, 2006

Policy Amended: July 19, 2006

Approved by: Steven Carlson /s/

Title: Chief Compliance Officer

Effective Date: July 19, 2006

Amendment Approved: August 8, 2008

Approved by: Steven Carlson

Title: Chief Compliance Officer

Effective Date: September 1, 2008

McDonnell Investment Management, LLC
Proxy Voting Policy
McDonnell Investment Management, as a matter of policy and as a fiduciary to its clients, recognizes that it is responsible for voting proxies for all client securities for which it has been granted authority in a manner that is consistent with the client’s best economic interests and without regard to any benefit to the Adviser.
McDonnell (or “Adviser”) is primarily a fixed income manager and, accordingly, does not as a practical matter exercise discretion over proxy voting for fixed income securities as proxy solicitations do not occur. For those accounts that we manage that include securities for which proxy voting is applicable, the Adviser seeks to delegate the responsibility for proxy voting to the client and, with respect to accounts subject to ERISA, to ensure that the responsibility for proxy voting has been delegated by the client to another qualified plan fiduciary. However, while the Adviser does not typically vote proxies for its clients, it has adopted this proxy voting policy in advance of possibly finding itself in such a position in the future.
Examples of ways that McDonnell could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds.
As mentioned previously, McDonnell declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients. For clients for whom the Adviser does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.
McDonnell has adopted proxy voting guidelines that are designed to provide guidance with respect to certain types of voting proposals that may arise. The guidelines have been developed in part on the belief that the quality of management is critical to the investment success of any portfolio company. Hence, the Adviser tends to vote most routine matters in accordance with management recommendations, provided there is no conflict with shareholder value. At the same time, when the Adviser believes that the position of the management of a portfolio company is not in the best interests of shareholders, it will vote against management’s recommendation.
In instances where a potential conflict of interest exists, McDonnell will provide the client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict so that the client can make an informed decision regarding whether or not to consent.

Metropolitan West Asset Management, LLC
PROXY AND CORPORATE ACTION VOTING POLICIES AND OVERVIEW OF
PROCEDURES3
JULY 2006
I.	POLICY
Metropolitan West Asset Management, LLC (“MWAM”) and West Gate Advisors, LLC (“WGA”) act as discretionary investment advisers for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While MWAM and WGA primarily manage fixed income securities, each may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, MWAM and WGA will vote all proxies or act on all other actions received in sufficient time prior to the deadlines as part of their full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.
When voting proxies or acting on corporate actions for clients, MWAM and WGA’s utmost concern is that all decisions be made solely in the best interest of their clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). MWAM and WGA will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of their accounts.
II.	PURPOSE
The purpose of these Proxy Voting and Corporate Action Policies and Overview of Procedures is to memorialize the procedures and policies adopted by MWAM and WGA which enable each to comply with their accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).
III.	PROCEDURES
MWAM’s4 Operations Department is ultimately responsible for ensuring that all proxies received by MWAM and WGA are voted in a manner that is both timely and consistent with each client’s best interest. Although many proxy proposals can be voted in accordance with our established guidelines (See Section V of this Policy for details of these guidelines), we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines. The Chief Financial Officer (or a designee who must be a Fund Officer) will review all proxy decisions for the Metropolitan West Funds before mailing. The Chief Operating Officer, Director of Client Services or a designee will review all proxy decisions on the separate accounts prior to mailing
The Operations Department is also responsible for ensuring that all corporate actions received by MWAM and WGA are addressed in a timely manner and consistent action is taken across all portfolios.

[3]	For detailed procedures for Class Action and Proxies, see P:\Compliance-PublicReferenceDocuments\Investment Adviser (MWAM).

[4]	All registered persons of MWAM and WGA are MWAM employees. Within contexts where applicable to the authorized business areas of MWAM and WGA, all references to MWAM employees shall be construed to mean both MWAM and WGA persons.

The Operations Department is also responsible for requiring any personnel, who are responsible for making proxy voting decisions, to report any attempts by others in the firm to influence their voting of client proxies in a manner that is inconsistent with the best interest of the client. These reports shall be made to the Chief Compliance Officer or a member of executive management.
The Operations Department shall also report to the Chief Compliance Officer, or a designee, all conflicts of interest that arise. The Chief Compliance Officer shall ensure that such conflicts are resolved. If necessary, such reports may lead to amending the firm’s proxy voting policies & procedures.
Finally, consistent with the fiduciary duty of care, Operations Department may also monitor corporate events as they relate to proxies and/or class actions.
A.	Conflict of Interest
MWAM and/or WGA can have conflict of interest if it is called to vote on a proxy or respond to class action for a company of the Adviser or the Adviser’s control affiliate, such as the Metropolitan West Funds. Such conflict may also pertain to relationships that the Advisers have with issuers, such as clients that issue securities. As an example, the conflict of interest may arise when MWAM is requested to respond to a proxy issued by the Metropolitan West Funds which are held in a managed account of MWAM. Where a proxy proposal raises a material conflict of interest between MWAM or WGA’s interests and the client’s, including a mutual fund client, MWAM and WGA will resolve such a conflict in the manner described below:
1.	Obtain Consent of Clients. As MWAM and WGA have discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question, they will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. Prior to contacting the client, Operations Department shall consult with the Chief Compliance Officer (or his designee). The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict, so that the client would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MWAM and WGA will abstain from voting the securities held by that client’s account.

2.	Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct MWAM or WGA to forward all proxy matters in which MWAM or WGA may have a conflict of interest regarding the client’s securities to an independent third party for review. Where such independent third party’s recommendations are received on a timely basis, MWAM and WGA will vote all such proxies in accordance with the third party’s recommendation. If the third party’s recommendations are not timely received, MWAM and WGA will abstain from voting the securities held by that client’s account.
B.	Limitations
In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where MWAM or WGA has determined that it is in the client’s best interest, MWAM and WGA will not vote proxies received. The following are some circumstances where MWAM and WGA will limit their role in voting proxies received on client securities. MWAM or WGA will follow an analogous process for Class Actions, when applicable.
1.	Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MWAM and WGA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by MWAM or WGA it will promptly be forwarded to the client.

2.	Terminated Account: Once a client account has been terminated with MWAM or WGA in accordance with its investment advisory agreement, neither MWAM or WGA will vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Limited Value: If MWAM or WGA concludes that the value on a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, MWAM and WGA will abstain from voting a client’s proxies. Neither MWAM nor WGA votes proxies received for securities which are no longer held by the client’s account. In addition, neither MWAM nor WGA generally votes securities where the economic value of the securities in the client account is less than [$500].

4.	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, MWAM and WGA may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal.

5.	Unidentified Proxy Owner: Infrequently, MWAM and WGA may receive a proxy for a client that cannot be identified through the materials received. In these circumstances,

MWAM and WGA will exercise their best efforts to identify the client to which the proxy belongs. If the client cannot be identified, the policy of MWAM and WGA is to not vote the proxy. This policy was adopted for various reasons, including: (i) the inability to confirm current client ownership of the security; (ii) the risk of voting contrary to a client’s requirements or of voting when the client has reserved voting authority; and (iii) the administrative burden of voting and tracking a proxy action not related to any particular client account when there is no clear benefit for any particular clients.
IV.	RECORD KEEPING
In accordance with Rule 204-2 under the Advisers Act, MWAM and WGA will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that MWAM and WGA may rely on the proxy statement filed on EDGAR as their records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision regarding how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.
MWAM and WGA will describe in Part II of their Form ADV’s (or other brochure fulfilling the requirement of Rule 204-3) their proxy voting policies and procedures and will advise clients about how they may obtain information on how MWAM or WGA voted their securities. Clients may obtain both information on how their securities were voted and a copy of the Policies and Procedures by written request addressed to MWAM or WGA respectively. MWAM will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX.
V.	GUIDELINES
→	Proxy Voting
Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.
A.	VOTE AGAINST
1.	Issues regarding Board entrenchment and anti-takeover measures such as the following:
a.	Proposals to stagger board members’ terms;

b.	Proposals to limit the ability of shareholders to call special meetings;

c.	Proposals to require super majority votes;

d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.	Proposals regarding “fair price” provisions;

f.	Proposals regarding “poison pill” provisions; and

g.	Permitting “green mail”.

h.	Providing cumulative voting rights.

i.	“Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.
B.	VOTE FOR
1.	Election of directors recommended by management, except if there is a proxy fight.

2.	Election of auditors recommended by management, unless seeking to replace if a dispute exists over policies.

3.	Date and place of annual meeting.

4.	Rotation of annual meeting place.

5.	Limitation on charitable contributions or fees paid to lawyers.

6.	Ratification of directors’ actions on routine matters since previous annual meeting.

7.	Confidential voting.

8.	Limiting directors’ liability

C.	CASE-BY-CASE
Proposals to:
1.	Pay directors solely in stock.

2.	Eliminate director mandatory retirement policy.

3.	Mandatory retirement age for directors.

4.	Rotate annual meeting location/date.

5.	Option and stock grants to management and directors.

6.	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

7.	Fundamental investment policy changes for registered investment vehicles.

8.	Change in corporate governance structures

9.	Adoption of amendments to compensation plans, including stock option plans
→	Class Action
Keeping in mind that fiduciary issues should be the primary consideration, each class action and the affected clients will be considered individually in deciding whether or not clients may be eligible to become a member of the class and participate in any settlement or judgment arising from a class action lawsuit Factors involved in this decision include: the amount of the potential settlement, whether the client remains an MWAM client, whether MWAM has any particular insight into the litigation under question, the status of the class action suit, and any other pertinent factors under the circumstances.
Originally Created: March 2003
Subsequent Revisions: Sept 04, Dec 04, Jan 05, April 05, May 05
Last Updated: July 2006
Reviewed and Continued: May 21, 2007

Newgate Capital Management LLC
PROXY VOTING POLICY
In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, this statement sets forth the proxy voting guidelines of Newgate Capital Management LLC (“Newgate”).
I.	Fiduciary Duty
Newgate has a fiduciary duty to maximize investment returns for all clients, consistent with the investment objectives and policies specified for each portfolio style. In determining how to vote proxies for the securities held within the portfolios, Newgate’s primary consideration is to maximize shareholder value.
II.	Guidelines
Newgate seeks to vote all proxies. The voting of proxies is done through a designated member of Newgate who votes proxy ballots. The following guidelines are used for each of the following categories of issues:
(a)	Routine Proposals
Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will most likely be voted with management. Traditionally, these issues include:
•	Approval of auditors

•	Election of directors

•	Elimination of preemptive rights

•	Indemnification provisions

•	Liability limitations of directors

•	Name changes
(b)	Non-Routine Proposals
Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. Each issue will be reviewed on a case-by-case basis. Any voting decision will be made based on the financial interest of our clients. Non-routine matters include:
•	Mergers and acquisitions

•	Restructuring

•	Shareholder proposals opposed by management

•	Re-incorporation

•	Changes in capitalization

•	Increase in number of directors

•	Increase in preferred stock

•	Increase in common stock

•	Stock option plans

(c)	Corporate Governance Proposals
Any proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment will generally be voted against. Proposals in this category would include:
•	Poison pills

•	Golden parachutes

•	Greenmail

•	Supermajority voting

•	Dual class voting

•	Classified boards
(d)	Shareholder Proposals
Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Each issue will be reviewed on a case-by-case basis in order to determine the position that best represents the financial interest of clients. Shareholder matters include:
•	Annual election of directors

•	Anti-poison pill

•	Anti-greenmail

•	Confidential voting

•	Cumulative voting
III.	Conflicts of Interest
Newgate is an employee owned firm and does not have any affiliated broker-dealers, underwriters or other associated entity. Therefore, any actual or potential conflicts of interest will be limited. However, any future actual or potential conflict will be addressed in such a manner that best represents the financial interests of clients.
IV.	Securities Lending and Proxy Voting
Newgate may engage in securities lending when it appoints an agent to lend certain securities to a borrower against a pledge of collateral. Newgate may not vote proxies for routine proposals while the securities are on loan; however, it reserves the right to re-call any securities on loan for proxy voting on non-routine proposals. Newgate will seek to balance the economic benefits of engaging in securities lending against the inability to vote on proxy proposals to determine whether to recall shares.
V.	Review of Policy
Managing Director(s) and the Chief Compliance Officer shall review and amend the policies and procedures as is deemed necessary from time to time. Clients may contact Newgate to obtain information about how Newgate voted with respect to their securities. If any client is interested please contact the Chief Compliance Officer.

Allianz Global Investors of America L.P.
Proxy Voting Policy and Procedures
NFJ INVESTMENT GROUP L.P. VERSION
Version 1.3 — Effective August 1, 2003
Revised December 31, 2007
Allianz Global Investors Of America L.P.
Proxy Voting Policy and Procedures
NFJ Investment Group L.P. Version
General Policy
NFJ Investment Group L.P. (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonable expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:
•	Exercising responsibility for voting decisions;

•	Resolving conflicts of interest;

•	Making appropriate disclosures to clients;

•	Creating and maintaining appropriate records;

•	Providing clients access to voting records; and

•	Outsourcing the proxy voting administrative process.
Responsibility for Voting Decisions
Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.
The Proxy Committee
The Proxy Committee shall be governed by this policy and will perform the following duties:
•	Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•	Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•	Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.
The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.
Obligation to Vote
When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.
Voting Proxies
Written Proxy Voting Guidelines
NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 1 for reference.) The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies
NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:
•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.
Logistical Considerations
NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
Securities on Loan
Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.
Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.
The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
Resolving Conflicts of Interest
NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.
Making Appropriate Disclosures to Clients
NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.
Creating and Maintaining Appropriate Records
Recordkeeping Requirements
In keeping with applicable law, NFJ will keep the following records:
•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.
Retention of Records
Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.
Providing Clients Access to Voting Records
Access by Clients
Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.
Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.
Access by Third Parties
Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.
Outsourcing the Proxy Voting Process
To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

PIMCO
Proxy Voting Policy and Procedures5
          The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).6 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.7 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.8
          PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.9
          Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.
General Statements of Policy

[5]	Revised as of May 7, 2007.

[6]	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[7]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

[8]	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[9]	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

          These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.
          PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.
Conflicts of Interest
          PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:
1.	convening an ad-hoc committee to assess and resolve the conflict;[10]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.
PIMCO will document the process of resolving any identified material conflict of interest.
Reporting Requirements and the Availability of Proxy Voting Records
          Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.
PIMCO Record Keeping
          PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

[10]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

          Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.
Review and Oversight
          PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.
          Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
          1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).
          2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
          3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.
          4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.
          5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
          6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.
Categories of Proxy Voting Issues
          In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.
          Board of Directors
          1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
          2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.
          3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.
          4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.
          5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
          6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.
          Proxy Contests and Proxy Contest Defenses
          1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
          2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
          3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

          4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
          5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.
          6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.
          Tender Offer Defenses
          1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
          2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
          3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.
          Capital Structure
          1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
          2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
          3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.
          4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.
          Executive and Director Compensation
          1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.
          2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.
          3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.
          State of Incorporation
          State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.
          Mergers and Restructurings
          1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.
          2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
          Investment Company Proxies
For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.
For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.
          1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.
          2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-

end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.
          3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.
          4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.
          5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.
          6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.
          7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.
          8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.
          9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.
          10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.
          11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.
          12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.
          Distressed and Defaulted Securities
          1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.
          2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.
          Miscellaneous Provisions
          1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.
          2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.
          3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.
          4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.
*  *  *  *  *

Penn Capital Management Company, Inc.
Proxy Voting Policy
Executive Summary
Each proxy is voted on a case by case basis, and it is possible, though highly unusual, for situations to arise which may cause us to deviate in part from these standards. In all cases, however, we will be guided by the best interest of shareholders.
Penn Capital Management Co., Inc. (“PCM”) votes proxies with only one priority in mind: to maintain or enhance shareholder value. As a result, we generally vote against management on any proposal that we feel consumes too many corporate resources or are dilutive to earnings and asset values. This includes excessive retirement benefits, golden handcuffs, abusive change of control payments, excessive severance agreements, and especially excessive stock options. Proposals that allow employees to acquire shares at a discount are favored so long as the amounts and discounts are within reason and employees are investing their own funds. We strongly believe that management has been hired to work for the owners of the company, the shareholders. They should be well compensated for their efforts and rewarded for their success, but they are not entitled to expropriate shareholder wealth.
We generally vote against authorizations to increase shares outstanding, since these are often the precursor of new option programs and are dilutive to shareholders. We will vote against mergers or acquisitions that we believe are not in the best long-term interests of shareholders.
With directorships we will generally vote with management. Occasionally, however, we vote against a specific director if we feel that his historical record has demonstrated a disregard for shareholder interests. In particular, we will vote against directors who are on the compensation committee if we disagree with their compensation recommendations. We will vote against members of the audit committee if there are corporate governance issues. We favor independent directors over insiders. We also favor the separation of chairman and chief executive officer titles.
We prefer annual election of directors to staggered boards. We are also in favor of cumulative voting. We oppose supermajority provisions. We are decidedly against poison pills and other management entrenchment devices.
With auditors, we generally vote in favor of management’s recommendations, as long as auditors are respected and well known. We vote against auditors that have not separated their consulting businesses from their auditing functions.
With other shareholder proposals, especially those dealing with social or environmental issues, we will be guided by what is most important to maintaining corporate profitability, but we will consider a client’s directives on issues that are of particular concern to them or their organization.
Responsibility of Adviser to Vote Proxies
The Investment Advisors Act of 1940, Rule 206(4)-6 imposes a number of requirements on investment advisors that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an advisor must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients.
In January of 2003, the Securities and Exchange Commission voted to adopt rule amendments that would require registered management investment companies to disclose their proxy voting policies and procedures and their actual proxy votes cast. These amendments are designed to enable fund shareholders to monitor their funds’ involvement in the governance activities of portfolio companies and to encourage funds to vote their proxies in the best interest of fund shareholders. The Commission also voted unanimously to adopt a new rule and rule amendments, authorized on February 24, 2003, that requires registered Investment Advisers to provide disclosure and adopt proxy voting policies and procedures, including procedures to address material conflicts of interest that may arise between the adviser and its clients. The new rule and rule amendments are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.
These written policies and procedures are designed to reasonably ensure that the advisor votes proxies in the best interest of clients who the adviser has voting authority; and describes how the adviser, PENN Capital Management, addresses material conflicts between its interests and those of clients with respect to proxy voting.
How Adviser Votes Proxies
PCM utilizes the services of an outside proxy firm, ADP, to act as agent for the proxy process, to maintain records on proxy votes for our clients, to provide independent research on corporate governance, disclosure issues, and proxy responsibility issues. The voting process is driven by a web based program called “ADP Proxy Edge Lite” over the Internet.
The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. PCM defines the best interest of the client to mean best economic interest of the shareholders of the company. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.
Proxy Voting Process: When a new client account is opened where PCM is responsible for voting proxies, a letter is sent to the custodian informing them that ADP will act as our proxy voting agent for that client account. PCM notifies ADP on each account which is uploaded into ADP’s proprietary software, Proxy Edge Lite.
ADP is responsible for notifying PCM in advance of the board meetings; providing the appropriate proxies to be voted, and maintaining records of proxy statements received and votes cast. The portfolio team uses a master ballot representing the clients at PCM to vote on proxies, unless a specific client authorizes a certain way to vote. This master ballot is then given to the back-office operations department to be entered in Proxy Edge Lite over the Internet. The software then uses this voting position to all clients holding the proxy security, with the exception that a specific client wants to vote a different way on the issues.
The compliance officer at PCM is responsible for maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager and staff on how to vote; and for determining when a potential conflict of interest exists.
The back-office operations department is responsible for setting up new accounts, within Proxy Edge Lite, maintaining documents created that were material to the voting decision, maintaining records of all communications on how proxies were voted, and providing proxy records to clients upon request.
Conflicts of Interest: All conflicts of interest will be resolved in the interests of the Advisory Clients. The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:
•	Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

•	The adviser or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict so that the client can make an informed decision whether or not to consent.
General Proxy Voting Guidelines
PCM has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

Adviser’s Proxy Voting Policies and Principles
The Adviser’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser’s organization, including portfolio management, legal counsel, and Adviser’s officers. The following guidelines reflect what Adviser believes to be good corporate governance and behavior:
•	Board of Directors: The election of directors and an independent board is the key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

•	Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

•	Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans. Adviser will generally oppose plans that have the potential to be excessively dilutive. The Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose “golden parachutes” that are considered excessive. Adviser will normally support proposals that require a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

•	Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Adviser usually supports “fair price” provisions and confidential voting.

•	Changes to Capital Structure: Adviser realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

•	Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

•	Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.
Summary of Positions on Common Issues:

Voting Instruction	Position (Generally)
• Routine Election of Directors	For
• Issuance of Authorized Common Stock	For
• Stock Splits	For
• Stock Repurchase Plans	For
• Reincorporation	For
• Director Indemnification	For
• Require Shareholder approval to issue Preferred Stock	For
• Require Shareholder approval of Golden Parachutes	For
• Require Shareholder approval of Poison Pill	For
• Shareholders’ right to call Special Meetings	For
• Shareholders’ right to act by Written Consent	For
• Supermajority Vote Requirements	Against
• Payment of Greenmail	Against
• Blank Check Preferred Stock	Against
• Dual Classes of Stock	Against
• Supermajority Provisions	Against
• Classified Boards	Against
• Fair Price Requirements	Against
• Require Majority of Independent Directors	Case-by-Case
• Limited Terms for Directors	Case-by-Case
• Require Director Stock Ownership	Case-by-Case
• Authorize Issuance of additional Common Stock	Case-by-Case
• Adopt/Amend Stock Option Plan	Case-by-Case
• Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
• Approve Merger/Acquisition	Case-by-Case
• Consider Non-financial effects of Merger	Case-by-Case
• Spin-offs	Case-by-Case
• Adopt Poison Pill	Case-by-Case
• Golden Parachutes	Case-by-Case
• Limitation of Executive/Director Compensation	Case-by-Case
• Social Issues	Case-by-Case
PCM clients can access a copy of the “Proxy Voting Policy” by
•	Writing to Penn Capital Management at

Penn Capital Management
The Libertyview Building, Suite 210
457 Haddonfield Road
Cherry Hill, NJ 08002
Request for the “Proxy Voting Policy” will be mailed within seven (7) days from the receipt of the written request.
Revised: May 2, 2006

PHILADELPHIA INTERNATIONAL ADVISORS, LP
PROXY VOTING POLICY
(As of January 31, 2008)
Overview
Philadelphia International Advisors, LP (“PIA”) has responsibility to see that proxies are appropriately voted. Clients are solicited and records kept indicating whether we are to have discretion in voting proxies or whether they should be voted elsewhere. This is primarily documented via the account agreement. PIA votes all proxies in accordance with its general proxy policy in effect at the time, unless otherwise specifically instructed by the client in writing.
An independent third party proxy service, Institutional Shareholder Service (ISS), has been retained by PIA for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA’s clients. PIA has directed ISS that in the event shares are going to be blocked from trading or otherwise will be restricted in the specific country from the time the vote is cast until the adjournment of the meeting, ISS will abstain from voting.
ISS will inform PIA’s proxy administrator of any proxies that do not fall within the adopted guidelines. PIA’s proxy administrator will send the proxies in question to the appropriate portfolio manager for review, documentation of vote rationale, and signature. In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the CIO for execution.
Proxy Voting Administration
PIA provides ISS with daily holdings of all accounts that PIA is responsible for voting. ISS has approved guidelines from PIA to ensure that all issues are voted.
Quarterly reports are generated by ISS for each individual account indicating the number of shares and how the shares were voted. The reports are reconciled quarterly.
Conflicts of Interest
PIA has developed this policy to serve the collective interests of our clients, and accordingly, will generally vote pursuant to this policy when conflicts of interest arise. Potential conflicts of interest may arise through business relationships, personal relationships, or familial relationships involving PIA or PIA personnel. When there are proxy voting proposals, however, that give rise to conflicts of interest the proxy shall be voted consistent with the recommendations of ISS provided that PIA believes that such a vote is consistent with the best interests if its clients.
PIA maintains detailed records on proxy voting. PIA clients may obtain information about how their proxies were voted or a copy of appropriate Proxy Voting Reports by contacting Jeff Pfeffer (phone: 215-419-6188; email: jeff.pfeffer@piadvisors.net).

Rutabaga Capital Management LLC
Proxy Voting Procedures and Guidelines
New Account Procedures
The discretion of the client to give sole proxy voting authority or withhold proxy-voting authority will be stated in the Investment Agreement and noted on the Confidential Client Profiles.
Proxy Voting Procedures
Proxy materials will be monitored by Mrs. Cohen. The proxy statement will be forwarded to the portfolio manager/ analyst for determining votes on all proposals. Each portfolio manager/ analyst will have a list of any specific client requirements, as well as a list of any companies where there might be any potential conflicts of interests pertaining to specific proxy votes. Where there is a material conflict of interest, the advisor will disclose the conflict of interest to the client, give the client the option of voting the proxy themselves and/ or vote in the clients’ best financial interest. Proxy materials will be returned to Mrs. Cohen in a timely manner for the votes to be processed and recorded. She will be responsible to process the votes, to ensure that all proxies for which we have voting authority are received and voted, and to keep proxy-voting records showing how votes were cast.
Most proxies are voted electronically on www.proxyvote.com. Proxies that do not permit electronic voting are mailed. Proxy voting records will be available to clients upon request, and instructions on obtaining such information will be disclosed in Form ADV Part II, Schedule F.
Limitations on Our Responsibilities
Limited Value. We may abstain from voting a client proxy if we conclude that the effect on a client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals relating to such securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision will take into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.
Proxy Voting Policy
At the discretion of the client, proxy material will be voted by the portfolio manager/ analyst for the exclusive benefit for the accounts whose assets are under management at Rutabaga. Client specific investment objectives will be taken into consideration.

Rutabaga Capital Management LLC
Proxy Voting Procedures and Guidelines
          Corporate Governance Issues
Recommend to vote as recommended by the board...If proposal is reasonable (while industry standards are to be considered, the overriding standard is that of common sense and fairness) and not for purpose of management entrenchment.
➢	Election of Directors in a non- contested election

➢	Selection of Auditors

➢	Increasing or decreasing amounts of authorized stock

➢	Changing terms of authorized stock

➢	Company name changes

➢	Stock Splits

➢	Changing size of board

➢	Opting into or out of optional provisions of state corporation laws

➢	Changing annual meeting date or location

➢	Changing state of incorporation
          Voting, Board Composition and Control Issues
If portfolio manager / analyst considers proposals to be reasonable by industry standards that:
i)	Improve shareholder democracy

ii)	Reduce the likelihood of management entrenchment or conflict of interest

iii)	Are likely to make management more responsive to the concerns of institutional shareholders
Then vote FOR:
➢	Confidential voting

➢	Auditors at annual meetings

➢	Requiring information on proponents of shareholder resolutions

➢	Declassifying the board

➢	Cumulative voting*
Then Vote AGAINST:
➢	Blank check preferred stock

➢	Classifying the board

➢	“Fair Price” provisions requiring greater than a majority vote of all shares

➢	Greenmail

➢	Preemptive rights

➢	Supermajority voting requirements

➢	Shareholder Advisory Committees or other attempts to involve shareholders or other constituencies directly in board decision-making

➢	Targeted share placements (Placing blocks of securities with friendly third parties)

➢	Poison Pills

➢	Limiting shareholders’ right to act by written consent
Rutabaga Capital Management LLC
Proxy Voting Procedures and Guidelines
➢	Limiting shareholders’ right to call meetings

➢	Requiring inclusion of abstentions in voting results

➢	Repricing of “underwater” options

*	A portfolio manager/analyst should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.
Recommend voting as Recommended by the board on:
➢	Required representation of specific gender, race, or interest groups on board

➢	Age or term limits of directors Same person holding more than one office

➢	Shareholders requests for changes in voting requirements not otherwise covered in these guidelines.
          Compensation Issues
Programs that relate management compensation to long term performance are generally favored
If portfolio manager/ analyst considers them to be reasonable recommend voting as recommended by the board.
➢	Stock Option Plans

➢	Restricted stock bonus plans

➢	Director compensation proposals

➢	Director stock ownership proposals

➢	Executive compensation proposals
          Other Management Issues
Placing restrictions on the business judgment of management is not advised. There are certain proxy issues that may be relevant to the portfolio manager’s/ analyst’s rationale for owning the security. Therefore:

Recommend voting as recommended by the board within reasonable standards for,
➢	Contested elections for Directors

➢	Mergers, Restructuring, Spin –off’s, etc.

➢	Multiple classes of stock or special voting rights

➢	Requiring strategic studies
Split votes for Directors are permitted if, in the opinion of the portfolio manager/ analyst, that such a vote would contribute to shareholder value.
Rutabaga Capital Management LLC
Proxy Voting Procedures and Guidelines
          Social Issues
ALL forms of discrimination are opposed
Recommend to Vote FOR:
➢	Equal Employment Opportunity (but against resolutions requiring reports beyond standard practice).
Recommend to Vote AGAINST:
➢	Requiring reports that go beyond standard practice and reasonableness

➢	Restricting the company’s ability to do business in any location or with any particular group.

➢	Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

SCHRODERS
PROXY VOTING & RELATED MATTERS
I.	Proxy Voting

Neither the Advisers Act nor ERISA contain regulations that provide specific guidance in this area. However, under the Advisers Act, the adviser is required to at all times act solely in the best interest of its clients. The DOL staff has gone further by issuing two letters in which it sets forth what it believes to be the proxy voting duties and obligations imposed on investment advisers by ERISA. They set forth specific duties to both the investment adviser and the Plan’s “named fiduciary” (the Plan trustees or other entity that appointed the adviser). As a result of these letters, the adviser and the named fiduciary have the following responsibilities:
A.	There must be a clear delineation of the proxy voting responsibilities between the adviser and the client.

B.	An adviser with proxy voting authority must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority.

C.	The named fiduciary who has delegated proxy voting authority to the investment adviser may not decide how the proxies are to be voted. However, it must periodically monitor the adviser’s proxy voting activities.

D.	In voting proxies, investment advisers must act prudently, solely in the interest of Plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them. An investment adviser must consider those factors that would affect the value of the Plan’s investments and may not subordinate the interests of Plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, with respect to the related issue of making investment decisions, other DOL pronouncements emphasize that social considerations may be used in making investment decisions only to select among investments of equal risk and return.

E.	In order to enable the ERISA Plan to properly monitor SIMNA’s proxy voting, both SIMNA’s voting activities and the ERISA client’s monitoring activities must be documented. The ERISA client must be able to review periodically not only SIMNA’s proxy voting procedures but also the votes cast in specific cases.

In voting proxies, SIMNA will take into account the above stipulations and will follow these procedures with respect to all accounts, not just ERISA clients. The Proxy Committee reviews all proxy votes and set proxy policy. Documentation of all proxy voting and authorizations by portfolio managers will be kept on file.

In general, SIMNA does not take direction from its clients with respect to voting proxies.

Procedures and SIMNA’s Proxy Voting Policies can be found in the Operations Procedures.

II.	Tender Offers

With respect to the responsibilities of an adviser to an ERISA Plan in takeovers, a joint DOL/Department of the Treasury statement announced that ERISA does not require an adviser automatically to tender shares to capture any premium over market in these situations. Rather, the adviser must weigh the terms of any offer against the underlying intrinsic value of the company and the likelihood that the value will be realized by current management or by another offer.

In acting upon a tender offer, the adviser will continue to act in the best interests of the client, within the adviser’s obligations as a fiduciary.

III.	Class Actions

When class action notices are received on behalf of SIM NA clients, it is SIM NA’s policy to recommend that eligible clients participate. Generally, SIM NA or the client’s custodian will prepare any necessary documents required to participate in the class action. See the Operations Manual for Class action procedures.

SSgA FM
Proxy Voting Policies
Introduction
SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).
Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.
Process
The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.
In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with RMG to establish and update detailed procedures to implement this policy.
From time to time, proxy votes will be solicited which fall into one of the following categories:
(i)	proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.
These proxies are identified through a number of methods, including but not limited to notification from RMG, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.
In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.
FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.
Voting
For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:
Board of Directors
•	Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

•	Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•	Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•	The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.
Auditors

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•	Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
Capitalization
•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•	Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•	Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific — ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)
Anti-Takeover Measures
•	Elimination of shareholder rights plans (“poison pill”)

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•	Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions
Executive Compensation/Equity Compensation
•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
Routine Business Items
•	General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval

Other
•	Adoption of anti-“greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision
II. Generally, FM votes against the following items:
Board of Directors
•	Establishment of classified boards of directors, unless 80% of the board is independent

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:
o	(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or
o	(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

o	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

o	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward
Capitalization
•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change
Anti-Takeover Measures
•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

•	Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)
Executive Compensation/Equity Compensation
•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee
Routine Business Items
•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.
Other
•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives
III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists
Protecting Shareholder Value
We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive — whether from clients, consultants, the media, the issuer, RMG or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.
Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.
In addition, FM monitors ”target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.
As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.
Potential Conflicts
As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).
When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.
In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
Disclosure of Client Voting Information
Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

THORNBURG INVESTMENT MANAGEMENT, INC.
AND
THORNBURG INVESTMENT TRUST
POLICY ON PROXY VOTING
Policy Objectives
This Policy has been adopted by Thornburg Investment Management, Inc. ( “TIM”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.
Thornburg Investment Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.
This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)—6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
Please see the Glossary of Terms for definitions of terms used in this Policy.
Voting Objectives
This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.
A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires TIM to vote all proxies with respect to securities in an Account, TIM may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value.
It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. TIM does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).
ERISA Accounts
Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:
(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.

(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.
Proxy Voting Coordinator
The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:
(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Participating in the annual review of policy function as set forth in this Policy.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.
Assembling Voting Information
The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.
Portfolio Managers
The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.
Accumulating Voting Results
The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:
(a)	The name of the issuer of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(g)	Whether a vote was cast on the matter;

(h)	How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(i)	Whether we cast the vote for or against management.
TIM may use third party service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest
In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.
Communicating Votes
The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.
Record of Voting Delegation
The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.
Comment on Voting
It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees
It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.
Social Issues
It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.
Voting Restrictions in Certain Non-US Markets
Proxy voting in certain countries requires “share blocking.” During this blocking period, shares that will be voted at the meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Clients’ custodian banks. TIM may choose not to vote an Investment Client’s shares in a share blocking market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this share blocking period outweighs the benefit of exercising the vote. TIM will exercise its judgment in the voting condition described above while adhering to Investment Client instructions and this policy.
Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. The duration of a power of attorney varies depending on the market. While TIM may seek to provide the requisite power of attorney in each instance where TIM is exercising its voting authority, TIM may at times be unable to provide the power of attorney. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.
Annual Review of Policy Function
Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:
(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of Thornburg Investment Trust, and any Investment Company Clients for which such a report is required.
Recordkeeping
The Proxy Voting Coordinator shall maintain the following records:
(i)	Copies of this Policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(iii)	Voting Results for each Investment Client;

(iv)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(v)	A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client;

(vi)	Communications to Investment Clients respecting Conflicts of Interest; and
The Chief Compliance Officer shall maintain the following records:
(vii)	All written reports arising from annual reviews of policy function.
The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in TIM’s offices) from the end of the fiscal year of TIM during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.
Glossary of Terms
“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.
“Chief Compliance Officer” means the Chief Compliance Officer of TIM.
“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.
“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.
“Investment Company” means a company registered as such under the Investment Company Act.
“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.
“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.
“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.
“TIM” means Thornburg Investment Management, Inc.
“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”
As adopted July 17, 2003; revised July 20, 2005; revised April 19, 2006, revised April 21, 2008.

Wall Street Associates
Proxy Voting Policy
Wall Street Associates recognizes that it is a fiduciary that owes its clients the duty of care and loyalty with respect to all services it provides to clients, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies. The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interest of its clients, at no time subrogating client interests to its own. At the request of plan sponsors, Wall Street Associates shall vote stock held by such plans according to the following policy:
Wall Street Associates votes proxies with respect to economic issues. Under the Employee Retirement Security Act of 1974, a Trustee has a fiduciary responsibility to vote Plan Stock on issues presented to stockholders whenever it is perceived the outcome of the vote may have an impact on the economic value of the stock (economic issues). Accordingly, Wall Street Associates shall vote all proxies received from the Trustee with respect to shares on economic issues. Examples of matters which may be economic issues are listed below:
a.	Directors’ liability

b.	Classification of the Board of Directors

c.	Cumulative voting

d.	Stock repurchases by the issuer

e.	Poison-pill plans

f.	Fair-price amendments

g.	Authorization of a new class of stock

h.	Increase in authorized shares of an existing class of stock

i.	Pre-emptive rights

j.	Democratization of stockholder voting procedures (for example, secret voting and stock holder access to proxy statements)

k.	Political measures (for example, divestiture of investments in certain countries or other companies)

l.	Sales of corporate assets, mergers or other forms of corporate sales or takeovers

m.	Super-majority requirements

n.	Proxy fights re-election of directors

o.	Anti-greenmail proposals
Wall Street Associates shall examine all proxy statements received in order to identify any of the above issues or other issues.
Wall Street Associates follows Proxy Voting Procedures. The proxy voting procedures below explain the role of Wall Street Associates’ Proxy Voting Committee, Proxy Voting Chairman, Proxy Coordinator, Proxy Voting Service, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis.
a.	Proxy Voting Committee and Chairman. Wall Street Associates’ Proxy Voting Committee, which is made up of members of the investment team and led by the Proxy

Voting Chairman, oversees the proxy voting process. The Committee monitors corporate actions, and reviews and recommends guidelines governing proxy votes, including how votes are cast on specific proposals and which matters are to be considered on a case-by-case basis. The Chairman is responsible for the oversight and execution of Wall Street Associates’ Proxy Voting Procedures.
b.	Proxy Coordinator. The Proxy Coordinator, appointed by the Proxy Voting Committee, assists in the coordination and voting of proxies. The Proxy Coordinator deals directly with the Proxy Voting Service and, on a case-by-case basis, will solicit voting recommendations and instructions from the Proxy Voting Committee should proxy questions be referred by the Proxy Voting Service. The Proxy Coordinator is responsible for ensuring that such questions and referrals are responded to in a timely fashion for transmitting appropriate voting instructions to the proxy voting service.

c.	Proxy Voting Service. Wall Street Associates has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with custodians to ensure that all proxy material received by the custodians relating to portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all the proxies in accordance with Wall Street Associates’ Proxy Voting Guidelines. The proxy voting service will refer proxy questions to the Proxy Coordinator for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service also assists in disclosing to Clients how proxy votes were cast. Clients may request and obtain a record of proxy votes cast on their behalf. Proxy Voting reports, when requested, are generally delivered in conjunction with client quarterly reports.

d.	Proxy Votes are made on a Case-by-Case Basis. In voting shares on economic issues, Wall Street Associates shall make voting decisions on a case-by-case basis. Shares shall not be automatically voted either for or against management on a particular economic issue but shall be voted based on an analysis of the impact of the vote on the economic value of the shares and solely in the interest of the plan’s participants and beneficiaries. Wall Street Associates shall not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, even if it is believed such objective to be socially desirable.
Conflicts of Interest. Wall Street Associates has developed procedures designed to ensure it carries out its duty of care in voting proxies in the Client’s best interest. To ensure proxy votes are not the product of a conflict of interest, votes will generally be made in accordance with Wall Street Associates’ Proxy Voting Guidelines on a case-by-case basis. Although the Proxy Voting Service (ISS) provides proxy vote recommendations, WSA generally does not base its votes on the recommendations of ISS. WSA primarily utilizes ISS’s administrative assistance services in the proxy voting process.
How Conflicts of Interest May Arise
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, from:
▪	business or personal relationships between WSA employees or the Proxy Voting Service (ISS) and the company soliciting the proxy;

▪	business or personal relationships between WSA employees or the Proxy Voting Service (ISS) and a third party that has a material interest in the outcome of a proxy vote; and,

▪	a third party actively lobbying WSA employees or the Proxy Voting Service (ISS) for a particular outcome of a proxy vote.

Preventing and Correcting Conflicts of Interest
Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy vote or referral item shall disclose that conflict to the Proxy Voting Chairman and the Compliance Officer and otherwise remove him or herself from the proxy voting process. In such cases, the Proxy Voting Chairman and Compliance Officer will review each item to determine if a conflict of interest exists and whether such conflict is “material.” In this context, “material” conflicts may be instances where:
(1)	there may be an interest in maintaining or developing business with a particular issuer whose management is soliciting proxies;

(2)	there may be a business relationship with a proponent of a proxy proposal;

(3)	there exists personal and business relationships with participants in a proxy contest, corporate directors or director candidates; and

(4)	there may be a personal interest in the outcome of a proxy contest (e.g., relative serves as director).
If a conflict is potentially material, the Proxy Voting Chairman and Compliance Officer will engage in an intensive internal and/or external (if necessary) fact gathering exercise. After assessing the circumstances surrounding an identified and potentially material conflict, the Proxy Voting Chairman and Compliance Officer may take one or more of the following actions:
▪	follow the prescribed Proxy Voting Policy and Guidelines;

▪	split the votes;

▪	delegate the decision to a third party;

▪	have the Client vote its own proxy, in cases where the Client has entered into an agreement to do so in the event of an actual material conflict.
The Proxy Voting Chairman and Compliance Officer will document and provide to the Proxy Coordinator their findings for each proxy vote or referral item that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Wall Street Associates (other than routine communications from proxy solicitors) with respect to the proxy vote or referral item not otherwise reported in an investment professional’s recommendation. Written confirmation will be made that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.
Considerations Regarding Potential Conflicts of Interest of the Proxy Voting Service
Wall Street Associates has engaged the services of a Proxy Voting Service (ISS) to assist in the voting of proxies.
ISS is made up of two separate divisions:
(1)	Proxy Advisory Services Division, which provides proxy analyses and vote recommendations to institutional investors; and,

(2)	Corporate Advisory Services Division, which provides products and services to issuers consisting primarily of advisory and analytical services, self-assessment tools and publications.
ISS’s Proxy Advisory Services Division offers a variety of services to institutional investors ranging from in-depth analysis and vote recommendations for each proxy vote to outsourcing of the administrative portions of the proxy process. Wall Street Associates utilizes ISS’s Voting Agent Service(SM), a turnkey service that allows WSA to control the voting policy and actual voting decisions, while outsourcing the administrative portions of the proxy process. ISS receives proxy ballots, executes votes, maintains records and provides reporting for WSA. While WSA can view ISS standard voting recommendations via ISS’s

ProxyMaster.com website, proxy vote decisions are not made as a result of ISS’s recommendations, but are instead made in accordance with WSA’s Proxy Voting Guidelines on a case-by-case basis.
Although Wall Street Associates does not base its proxy vote decisions on the recommendations of ISS, such recommendations are still offered to WSA. WSA realizes that because of the nature ISS’s business, there is the potential that conflicts of interest pertaining to proxy vote recommendations may exist. To neutralize potential conflicts, ISS adopted a number of policies and practices to guard against possible conflicts of interest:
▪	Regulatory Oversight — ISS is a registered investment advisor and is subject to the regulatory oversight of the SEC under the Investment Advisers act of 1940.

▪	Board Policy — The ISS Board of Directors resolved that the development and the application of ISS’s proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS’s management and employees who shall at all times act in accordance with the standards set forth in ISS’s Code of Conduct.

▪	Ownership — ISS recuses itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. In such cases, ISS attempts to engage a qualified third party to perform the proxy analysis and issue a recommendation to ISS clients.

▪	Transparency of Voting Policies — ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS’s policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

▪	Full Disclosure — ISS offers institutional clients the ability to get information regarding its dealings with corporate issuers.

▪	Separate Staffs/Physical Separation — ISS maintains separate staffs for its Corporate Programs division and proxy analysis operations. The Domestic and Global Research departments prepare proxy analyses and vote recommendations. The Corporate Programs division provides advisory and analytical services to issuers and supports ISS’ self-assessment tools for issuers. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs division uses segregated office equipment and information databases.

▪	No Guarantees — Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS’s Proxy Advisory Service.

▪	Blackout Period — Corporate Programs division staff only work with issuers or their representatives when no “live” voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic and Global Research departments. This “blackout period” runs from immediately after definitive proxy materials are filed with the SEC through the date of the issuer’s shareholders’ meeting.

▪	No Backroom Deals — ISS requires issuers to provide written documentation — signed by an executive level manager — before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.
Wall Street Associates makes independent voting decisions. In voting shares on economic issues, voting decisions are made independently of directions given or threats of loss of business expressed or implied by an opponent or proponent of an economic issue, including the issuer of shares, plan sponsors, any other fiduciaries of the plan, or their respective agents. Wall Street Associates may allow such persons to express opinions with regard to economic issues but shall not reach a voting decision as a result of any improper pressure or directions.
Wall Street Associates shall monitor information on the economic effect of proposals which are frequently submitted to stockholder votes so as: to have the necessary background to evaluate in a timely fashion the economic merits of particular proposals, to vote consistently on recurring proposals, absent unique economic effects and to be able to record clearly the reasons for taking the action chosen. Although Wall Street Associates will ordinarily vote consistently on recurring proposals, the case-by-case analysis required by this policy may require a vote which is inconsistent with prior votes on similar proposals.
Recordkeeping Requirements. Wall Street Associates relies on the EDGAR system to maintain proxy statements regarding client securities, and utilizes an independent third party to record proxy votes cast and to provide copies of such documents promptly on request. Also, the following records shall be maintained for a minimum of five years, the first two years in the office of Wall Street Associates:
a.	Wall Street Associates’ updated Proxy Voting Policy;

b.	Records of client requests for proxy voting information;

c.	Copies of written responses to oral or written client requests for proxy voting information; and,

d.	Documents prepared by Wall Street Associates material to the voting decision.
ERISA Considerations. Wall Street Associates shall not undertake on behalf of ERISA plans initiatives to place proposals before an issuer’s stockholders unless such initiatives are judged to be in the interest of the plan participants and beneficiaries, to be cost beneficial, and to be otherwise consistent with ERISA.
Tender Offers. The policies set forth above shall be applied when Wall Street Associates is called upon to decide whether to tender issues in a tender offer, including an issuer tender offer.

Wall Street Associates
Proxy Voting Guidelines
All proposals relative to shares in the float.
Increase Common Stock Authorization
This enabling request would provide additional common stock available for acquisitions, additional benefit programs, financing, further splits and other corporate purposes. We would normally analyze the facts and circumstances involved on a case-by-case basis in deciding whether to support such a request.
Employee Stock Purchase Plans
The provisions of this stock purchase program would be on par with those of other corporate plans previously endorsed by Wall Street Associates. Under these circumstances, we take no exception to adoption of this initiative.
Restricted Stock Plans
Ordinarily, Wall Street Associates takes a dim view of stock giveaways, in particular, those that could reward tenure rather than results. Under the terms and conditions of this plan we typically reject management’s request and would prefer to see incentive based awards adopted where recipients could earn in part or whole by assisting in the achievement of designated goals over business cycles. We believe this would more align employees and management to shareholder’s interests.
Stock Option Programs (too many shares) and Discount Stock Option Plans
Stock-based incentive plans are among the most economically significant issues submitted to shareholders for vote. Approval of these plans may result in large transfers of shareholder equity out of the company to plan participants as awards vest and are exercised. We typically consider the following factors when adopting a position on stock option plans:
(a)	whether the stock option plan expressly permits the repricing of underwater options;

(b)	whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding;

(c)	whether the plan has an option exercise price below the marketplace on the day of the grant;

(d)	whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and,

(e)	whether the program has certain embedded features, such as (1) participation by consultants and other non-employees; (2) exercise options set at the discretion of the board; (3) ambiguous payment terms and/or below market interest rates on loans to optionees; (4) no termination date included in the plan document; (5) no limit on the number of shares available for issue under the plan; (6) excessive number of options available to only a small percentage of top employees; (7) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; (8) stock depreciation rights; or (9) reload options.

Non-Employee Stock Option Programs
Non-Employee stock option plans and other executive and director compensation plans are designed to attract retain and motivate talented executives and outside directors. Evaluating executive and director compensation plans requires an adviser to weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth. In addition to the factors normally considered when evaluating stock option plans, we may also consider the following factors:
(a)	whether director shares are at the same market risk as those of the shareholders; and,

(b)	how option programs for outside directors compare with the standards of internal programs.
Stock Performance Plans
WSA ordinarily encourages awards plans which promote the interests of the company and it’s shareholders by providing incentives for participating executive officers to contribute to the improvement of the operating results of the company. Such plans tend to reward outstanding performance on the part of those individuals whose decisions and actions most significantly affect the growth, profitability and efficient operation of the company.
Staggered Boards
Wall Street Associates discourages staggered term boards.

Wells Capital Management
Proxy Voting Policies and Procedures
I. Introduction:
As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).
WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.
II. Voting
Philosophy:
When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration and vote execution. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.
Responsibilities
1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it’s being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are identified as Appendix A of this Policy and are subject to change upon approval from the Committee Chair.
3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with RiskMetrics Group (formally ISS), a provider of proxy-voting services, to provide the following services to WellsCap:
•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform as identified in Appendix B, et seq.;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and RiskMetrics’ analysis.

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services.
C. Methodology
Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics. The Proxy Administrator reviews this information regularly and communicates with representatives of RiskMetrics to ensure that all agendas are considered and proxies are voted on a timely basis.
1. Voting Guidelines. WellsCap, through its agent (RiskMetrics), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the custom WellsCap Proxy Guideline, and (ii) RiskMetrics’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. RiskMetrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, RiskMetrics will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, WellsCap will defer to RiskMetrics’ Proxy Guidelines as appropriate. Finally, the Proxy Administrator shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by RiskMetrics to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by RiskMetrics, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to RiskMetrics to be voted in conformance with the voting guidelines of RiskMetrics.
Voting decisions made by the Proxy Administrator will be reported to RiskMetrics to ensure that the vote is registered in a timely manner.
3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).
4. Conflicts of Interest. WellsCap has obtained a copy of RiskMetrics policies, procedures and practices regarding potential conflicts of interest that could arise in RiskMetrics proxy voting services to WellsCap as a result of business conducted by RiskMetrics. WellsCap believes that potential conflicts of interest by RiskMetrics are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by RiskMetrics of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.
III. Other Provisions
Guideline Review
The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it or changes to specific proxy voting guidelines (the “Approved Guidelines” — discussed below). Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.
Record Retention
WellsCap will maintain the following records relating to the implementation of the Procedures:
▪	A copy of these proxy voting polices and procedures;

▪	Proxy statements received for client securities (which will be satisfied by relying on RiskMetrics);

▪	Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of WellsCap);

▪	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

▪	Any documents prepared by WellsCap or RiskMetrics that were material to making a proxy voting decision.
Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.
Disclosure of Policies and Procedures
WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.
WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.
Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.
Appendix A
Voting Members of WellsCap Proxy Committee
Kirk Hartman- Chief Investment Officer
Jon Baranko-Director of Equity Investments
Frank Esposito-Portfolio Manager, Fundamental Growth Equity
Jerome (Cam) Philpot- Managing Director and Senior Portfolio Manager, Montgomery Small Cap Growth Equity
John Hockers- Director of Equity Risk Management, Investment Risk Management
Jennifer Vraney-Operations Manager
Consulting members of WellsCap Proxy Committee
Mai Shiver- Director of Business Risk Management

Western Asset Management
PROXY VOTING

Background
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
Policy
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
     While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
Procedure
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
     The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1.	Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.
4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
Retirement Accounts
          For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Westfield Capital Management Company, LP
Proxy Voting Policy
Revised September 2008
Policy Statement and Introduction
Westfield Capital Management Company, LP (“WCM”) will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.
This memorandum sets forth WCM’s policies for voting proxies. WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Proxy Committee
WCM has a Proxy Committee (the “Committee”) composed of individuals from investment, marketing and compliance departments. The Board of Directors will appoint the members of the Committee and consider recommendations for members from the Committee. The Committee is responsible for setting general policy as to proxies. Specifically, the Committee:
1.	reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;
2	considers special proxy issues as they may arise from time to time.
As of the date of these procedures, the following members of WCM will serve on the Committee:
Brandi McMahon, Senior Compliance Associate, Chairperson
Heather Witte, Senior Marketing and Client Service Representative
John Montgomery, Partner and Portfolio Strategist
Karen DiGravio, Partner, Chief Financial Officer and Chief Compliance Officer
Tracee Currier, Proxy Associate & Compliance Assistant, Assistant Chairperson
Proxy Voting Administration
WCM’s Proxy Associate, under supervision of the Proxy Committee, has the following duties:

1.	oversee the work of any third party vendor hired to process proxy votes; as of the date of these procedures, WCM’s third party vendor is Glass Lewis & Co. (“Glass Lewis”). WCM utilizes Glass Lewis’Viewpoint Proxy Platform;
2.	monitor the ballot reconciliation conducted by Glass Lewis, and disseminate the reconciliation of ballots and missed/unvoted proxy reports to the Proxy Committee quarterly, utilizing the customized reporting within Glass Lewis;
3.	review and approve votes on Glass Lewis;
4.	maintain required records of proxy votes on behalf of WCM client accounts including maintaining documents received or created that were material to the voting decision;
5.	prepare and distribute reports requested by WCM clients;
6.	maintain records of all communications received from clients requesting information on proxy voting and responses thereto;
7.	escalate issues on recurring problems reported;
8.	communicate the registration of any new accounts with proxy voting authority, custodian changes or terminated accounts to Glass Lewis;
9.	report any conflicts of interest to the Proxy Committee and obtain an approval from the committee, if an override is necessary (See Conflicts of Interest section within this policy for specific procedures); and
10.	conduct due diligence annually on Glass Lewis, including the review of a SAS70 if available (at time of procedures Glass Lewis does not have a SAS70).
Proxy Voting Guidelines
WCM maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day.
The Proxy Associate reviews the proxy agenda against WCM’s guidelines and the recommendation from Glass Lewis. The Proxy Associate will exercise discretion to vote the proxies within WCM proxy policy guidelines as recommended in Glass Lewis. Any contentious issues, especially, special meeting agendas or contested meetings will be referred to the appropriate Security Analyst. If WCM is among the Top 20 shareholders, the Proxy Associate will confirm the recommended votes with the Security Analyst. The Security Analyst will provide a recommended rationale if an override is proposed and the Proxy Committee will approve the override.

A copy of the Guidelines is attached to this memorandum as Exhibit A. WCM will vote all proxies in accordance with the Guidelines subject to the following exceptions:
1.	If the investment analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Associate not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Associate will review any such request with the Committee and will maintain records of each item.
2.	For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”), WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM’s regular Guidelines. For a summary of AFL-CIO guidelines please see Exhibit E. WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Proxy Committee.
3.	For clients who support social responsible issues, WCM may accept instructions to vote proxies in accordance with WCM policy, coupled with Glass Lewis’ Socially Responsible guidelines, when specific SRI issues are not covered. Please see Exhibit F for a summary of these guidelines.
4.	Information on WCM’s proxy voting decision may not be distributed to external solicitors.
5.	The Proxy Associate will ensure that all ballots will be voted provided that they are received on the vote deadline date. All unvoted ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.
6.	In light of the potential conflict of interest arising from a WCM employee holding a directorship with Metabolix, Inc., the Proxy Committee has resolved that Metabolix, Inc. proxies will be voted strictly in accordance with Glass, Lewis’ recommendations and that WCM not retain any discretion over such proxies.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:
1.	A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Compliance Department
2.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.
3.	For all meetings where we are voting against policy as requested by the Security Analyst and/or client, the Proxy Associate will first check for conflicts among the Company’s Board of Directors up for reelection and then obtain the approval from the Proxy Committee. In addition, the Proxy Associate will review material conflicts of interest by checking the WCM vendor list provided by the WCM Treasurer. If any conflicts arise, it will be brought to the Proxy Committee’s attention and Exhibit B will be completed and retained.
Recordkeeping
The Proxy Associate, will retain copies of the following books and records for the required retention period. The Proxy Associate is responsible for ensuring that all required proxy records are accurate and complete. At a minimum the following records will be retained by WCM or Glass Lewis:
1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for at least the past five years.

2.	electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

3.	records of each vote cast for each client;

4.	a reconciliation of Westfield holdings vs. ballots received;

5.	monthly ballot reconciliation report;

6.	monthly missed/unvoted ballot report;

7.	internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc;

8.	written reports to clients on proxy voting and of all client requests for information and WCM’s response;

9.	disclosure documentation to clients on how they may obtain information on how we voted their securities.
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. Westfield will (1) require Glass Lewis to provide copies of all voting records promptly upon request; and (2) require Glass Lewis to maintain the records noted in (2) and (3) above.

Exhibit A
Westfield Capital Management Company, LP
Proxy Voting Guidelines
For
SEPARATELY MANAGED ACCOUNTS &
SUB-ADVISORY MUTUAL FUND ASSETS
INCLUDING LIMITED PARTNERSHIPS
The Proxy Voting Guidelines below summarize WCM’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients. In addition to our Proxy Voting Guidelines, WCM will also consider the research and recommendations from Glass Lewis for guidance; particularly for issues not covered in our Proxy Policy, as well as on issues specific to Taft-Hartley and Social Responsibility. If the stock is not in our research universe, WCM will default to Glass Lewis research recommendations. If the issue is in our research universe but is not covered under the policy, WCM will also default to the Glass Lewis research recommendation. Please see Glass Lewis’ Proxy Paper Policy Guidelines in Exhibit C. However, in this circumstance, the analyst has the authority to override the recommendation with the rationale provided.
The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.
I. Board-Approved Proposals
Proxies will be voted for board-approved proposals, except as follows:
A. Matters Relating to the Board of Directors
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:
➢	WCM will withhold votes for any nominee for director if
•	The board does not have a two-third majority of independent directors. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass Lewis research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority does not apply when a single individual or entity owns more than 50% of the voting shares (“Controlled Companies”) as the interests of the majority of shareholders are the interests of that entity or individual; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or
➢	WCM will withhold votes for any nominee for the:

•	audit committee who sits on more than three public company audit committees; or

•	compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained; or

•	compensation committee who is currently up for election and served at the time of poor pay-for-performance.
➢	WCM will withhold votes for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

➢	For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independent standards, WCM may refer to Glass, Lewis research recommendations.

➢	WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

➢	WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).
WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.
➢	WCM will withhold votes for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.

➢	WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.
➢	WCM will withhold votes from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.

➢	WCM will withhold votes for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company’s peers

➢	WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.
WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.
➢	WCM will vote for the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for some period of time.
B. Compensation Plans
➢	Stock Incentive/Option Plans
•	WCM will vote for performance based options requirements; and

•	WCM will vote for equity based compensation plans if Glass Lewis research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance; and

•	WCM will vote against if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

•	WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders; and

•	WCM will vote against if the stock incentive/option plans permits issuance of options with an exercise price below the stock’s current market price; and

•	WCM will vote for stock options if the stock options are fully expensed; and

•	WCM will vote for option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity
➢	WCM will vote for all deferred compensation plans

➢	WCM will vote for all bonus plans recommended by the company’s management
In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.
C. Capitalization
➢	WCM will vote for proposals relating to the authorization of additional common stock if the justification for the increase and the amount of the increase is reasonable.

➢	WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

➢	WCM will vote for proposals authorizing share repurchase programs.
D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions
➢	WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets

➢	WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.
E. Anti-Takeover Measures
WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:
➢	WCM will vote for proposals to adopt fair price provisions.
F. Auditors
WCM will vote for board approval proposal regarding the selection or ratification of an auditor except as follows:
➢	WCM will vote against when there have been restatements or late filings where the auditors bear some responsibility for the restatements.
G. Other Business Matters
WCM will vote for board-approved proposals approving routine business matters such as changing the company’s name, and procedural matters relating to the shareholder meeting, except as follows:
➢	WCM will vote against authorization to transact other unidentified, substantive business at the meeting.

➢	WCM will vote against proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM’s vote.
II. Shareholder Proposals
➢	WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢	WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢	WCM will vote for shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock.
➢	WCM will vote for shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

➢	WCM will vote for shareholder proposals that are consistent with WCM’s proxy voting guidelines for board-approved proposals.
III. Voting Shares of Non U.S. Issuers
WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:
➢	WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

➢	WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

➢	WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:
•	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

•	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

•	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.
WCM’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Exhibit B
WESTFIELD CAPITAL MANAGEMENT COMPANY, LP
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM
1.	Company name:

2.	Date of Meeting:

3.	Referral Item(s):

4.	Description of WCM’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.	Describe procedures used to address any conflict of interest:

Where a proxy proposal raises a material conflict between WCM’s interests and a client’s interest, WCM will obtain approval from the Proxy Committee.

WCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by WCM will be addressed as described above in this section

6.	Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:
CERTIFICATION
The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:	Tracee Currier
Title:	Proxy Associate
Exhibit C

DOMESTIC
PROXY PAPER POLICY GUIDELINES
AN OVERVIEW OF THE GLASS LEWIS APPROACH TO
DOMESTIC PROXY ADVICE
GLASS LEWIS & CO., LLC ▪ One Sansome Street, Suite 3300, San Francisco. CA 94104 ▪ T/888-800-7001 ▪ F/415-357-0200 ▪ info@glasslewis.com ▪ www.glasslweis.com

Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess a minimum of 2/3rds independence, a record of positive performance and directors with a breadth and depth of experience.

Any issues that arise with regards to the board of directors not addressed here will be evaluated and voted on a case-by-case basis.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.
We vote in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors in their capacity as board members and executives of the company and in their roles at other companies where they may have served is of the utmost importance.
We will typically vote in favor of a board composed of a minimum of 2/3rds independent directors. Further, we believe that only independent directors should serve on a company’s audit, compensation, nominating and governance committees and will support boards with such a make-up and encourage change where this is not the case.
When chairmen and lead directors are deemed “independent” their independence should be indisputable or the company should not tout them as such.
We believe a director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three (3) years prior to the inquiry are usually considered to be “current” for purposes of this test. In the case of former employees, we apply a five (5) year look-back.
In our view, a director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically vote for the election of directors, we will withhold from directors for the following reasons:
1.	A director who attends less than 75% of the board and applicable committee meetings.

2.	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
We also feel that the following conflicts of interest may hinder a director’s performance:
1.	CFO who presently sits on the board.

2.	Director who presently sits on an excessive number of boards

3.	Director, or a director who has an immediate family member, who provides material professional services to the company at any time during the past three years

4.	Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company

5.	Interlocking directorships.
All key committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders.
Audit committee members:
Audit committee members should be mindful of fees paid to the independent auditor and the services underlying those fees. It is the duty of the audit committee to oversee the company’s independent auditor, its internal controls and the filing of the company’s financial statements. Further, we believe shareholders are best served when the company allows for shareholder ratification of the independent auditor at each annual meeting.
Compensation committee members:
The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company’s executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance.
Governance committee members:
Governance committee members should be independent. Their focus should be on implementing good corporate governance policies such as an independent chairman, or an independent lead/presiding director to endure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose any members if they fail to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.
Nominating committee members:
Nominating committee members should be independent and should fulfill their duty to shareholders by meeting to nominate new directors and taking caution not to (re)nominate a director who should not sit on the board due to independence or other issues.
Separation of the roles of Chairman and CEO
Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chairman, we support the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.
Declassified Boards
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.
Mandatory Director Retirement Provisions
Director Term Limits
Glass Lewis believes that term limits can be in the best interests of shareholders when they are of the appropriate length. The experience of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is needed to ensure a fresh perspective in the board room and the generation of new ideas and business strategies; therefore we may support term limits that are set at not less than 10 years.
Director Age Limits
Glass Lewis believes that age limits are not in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older directors cannot contribute to the oversight of a company.
Auditor Ratification
The role of the auditor is crucial in protecting shareholder value. Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. Only in the following circumstances will we consider voting against:
1.	The auditor has a conflict of interest

2.	Non-audit fees exceed audit fees

3.	Recent restatements involving auditor errors
Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Reporting Contributions and Political Spending
The area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Accordingly, although Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability, other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for giving are best left to the board.
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on ten overarching principles:
1.	Companies should seek more shares only when they need them.

2.	Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

3.	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the value of the business.

7.	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.
Performance Based Options
We generally recommend that shareholders vote in favor of performance based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing.
162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation.
Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We will support the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company’s peers.

Director Compensation Plans
Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We feel the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for us to express our disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend voting against caps on executive stock options.
Linking Pay to Social Criteria
Proposals linking pay to social criteria will be evaluated on a case-by-case basis. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. However, generally the board and specifically its compensation committee are in the best position to set policy on management compensation.
Full Disclosure of Executive Compensation
While we favor full disclosure for senior executives, we do not believe that shareholders will benefit from detailed reports about management employees other than the most senior. Disclosure of information regarding compensation is necessary to allow us to evaluate the extent to which a company’s pay is keeping pace with its performance. However, it is rarely in shareholders’ best interests to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could create internal personnel issues that would be counterproductive for the company and its shareholders.
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in shareholders’ best interests. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring they have a voice is the only way to safeguard their interests. Therefore, Glass Lewis typically recommends voting against these plans to protect shareholders’ financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.
Right of Shareholders to Call a Special Meeting
Glass Lewis will recommend voting in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.
Shareholder Action by Written Consent
Glass Lewis will recommend voting in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.
Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:
1.	Stock split

2.	Shareholder defenses

3.	Financing for acquisitions

4.	Financing for operations
Unless we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend for the authorization of additional shares.
Advance Notice Requirements for Shareholder Ballot Proposals
Glass Lewis believes it is in shareholders’ best interests to have the opportunity to review and vote on all proposals and director nominees that arise. As owners of the business, shareholders are capable of identifying those issues where there is sufficient information and ignoring those where there is not. Setting arbitrary notice restrictions simply limits the opportunity to raise issues that may come up after the arbitrary window closes until the following year’s annual meeting.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. Accordingly, we generally do not favor these proposals.

Voting Structure
Cumulative Voting
Glass Lewis will generally recommend voting for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock. In those situations, we believe smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting generally operates as a safeguard by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit our voice in making decisions on such crucial matters as selling the business.
Majority Voting
Glass Lewis will generally vote in favor of proposals seeking to require a majority vote for the election of directors. Many companies use a plurality voting standard which ensures the election of a director with as little as one vote. We feel that directors should only serve on a board with the support of a majority of shareholders. Requiring a majority vote to elect directors would allow shareholders to exert meaningful input into determining board representation and we feel would serve as a minimal, non-disruptive safeguard of shareholder rights.
Transaction of Other Business at an Annual or Special Meeting of Shareholders
Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we recommend that shareholders typically not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.
Shareholder Initiatives
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. In our opinion, shareholders should use their influence to push for governance structures that protect them, including actual director elections and put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.
Labor Practices
Glass Lewis believes decisions regarding labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

Non-Discrimination Policies
We believe decisions regarding human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.
Military and US Government Business Policies
Disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.
Foreign Government Business Policies
Glass Lewis believes worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.
Environmental Policies
Management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Board members can be held accountable on these issues when they face re-election. Management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics.
Exhibit E
Taft Hartley (AFL — CIO Policy)
The AFL-CIO Proxy Voting Guidelines were created to serve pension fund trustees as a guide for voting their funds’ shareholder proxies in a manner that is consistent with the unique fiduciary responsibilities of union pension plans. The guidelines were developed to assist trustees in exercising their ownership rights in ways that achieve long-term value by supporting important shareholder initiatives on corporate accountability. Issues include board of directors proposals, corporate governance proposals concerning employee relations, executive compensation and corporate responsibility. The guidelines provide an in detail discussion of fiduciary duties of plan trustees described under the Employee Retirement Income Security Act (ERISA) and the Department of Labor (DOL) policy statements.
The following are examples of the AFL — CIO Policy position on specific matters.

•	When voting on the board of directors the board’s responsiveness to shareholder concerns as well as their responsiveness to employees and the communities in which they operate will be evaluated. Votes will be withheld for directors that fail to implement proposals that are in the long-term interests of shareholders and have been approved by shareholders in the past 12 months.

•	Proposals for fewer than 5 directors or more than 15 directors will not be supported.

•	Proposals requesting companies to make efforts to create a more diverse board of qualified directors, mainly women and minority groups should be supported.

•	Proposals requesting companies to report on diversity in the workplace should be supported. As long as they are not setting unreasonable goals, or require companies to hire employees that are not qualified for their positions.
For the full AFL — CIO policy please see
http://www.aflcio.org/corporatewatch/capital/upload/proxy_voting_guidelines.pdf

Exhibit F
ESG GUIDELINES
AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES
2008 PROXY SEASON
For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit
www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.
ESG Guidelines
In addition to the standard detailed analysis conducted by Glass Lewis for all its clients, Glass Lewis conducts an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced environmental, social and governance practices. This additional level of review is described in more detail below.
Management Proposals

Compensation
Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. In its standard analysis, Glass Lewis engages in an exhaustive examination of the methods and levels of compensation paid to executives to determine if pay and performance are properly aligned. Under the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to environmental and social criteria as well as other issues relevant to good corporate governance practices. The Glass Lewis ESG policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, Glass Lewis’ ESG policy generally supports proposals seeking to tie executive compensation to alternative performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards.
In general, the Glass Lewis ESG policy will evaluate director compensation based on the same criteria as executive compensation but will favor the ability to approve director compensation separate and apart from executive compensation. Furthermore, Glass Lewis will favor evaluating director compensation as it relates to various social criteria. The Glass Lewis ESG policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.
Mergers/Acquisitions
Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction’s likelihood of maximizing shareholder return. However, for the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis focusing on the effects of the transaction on the company’s stakeholders.
Shareholder Proposals
Shareholder Rights
Similar to Glass Lewis’ policy, the Glass Lewis ESG policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Glass Lewis ESG policy will support initiatives that seek to enhance shareholder rights, such as the elimination in/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote and the principle of one share, one vote.
Environment
Glass Lewis’ ESG policy generally supports proposals regarding the environment, in particular those seeking improved reporting and disclosure about company practices which impact the environment. Glass Lewis’ ESG policy supports increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES . Similarly, Glass Lewis’ ESG policy supports proposals, among others, requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental impact.
The Glass Lewis ESG policy will also support proposals seeking to adopt the Equator Principles. The Equator Principles are a financial industry benchmark for determining, assessing and managing social and environmental risk in project financing. Similarly, the Glass Lewis ESG policy supports proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

As bioengineering and nanotechnology become more prevalent, the Glass Lewis ESG policy carefully scrutinizes any proposals requesting that a company adopt a policy concerning these matters. In general, the Glass Lewis ESG policy supports proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.
Glass Lewis’ ESG policy carefully examines each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices and is not conversely aimed at limiting environmental disclosure or consideration.
Glass Lewis’ ESG policy evaluates a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. The Glass Lewis ESG policy will consider withholding votes, or voting against, from certain directors for not exercising their fiduciary duty as it relates to environmental risk.
Labor/Human Rights
Glass Lewis’ ESG policy generally supports enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Glass Lewis ESG policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, Glass Lewis’ ESG policy supports proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis ESG policy will support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the Glass Lewis ESG policy supports the International Labor Organization standards and encourages companies to adopt such standards in its business operations.
Glass Lewis’ ESG policy will review the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. These directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met. If a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Glass Lewis ESG policy will consider withholding votes, or voting against, directors based on the severity of the violations and the outcome of the claims.
Health/Safety
Glass Lewis’ ESG policy generally supports proposals seeking increased disclosure regarding health and safety issues. In particular, Glass Lewis’ ESG policy supports proposals calling for the labeling of the use of genetically modified organisms (“GMO”), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. Glass Lewis’ ESG policy also supports proposals seeking a report on a company’s drug reimportation policy, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture.
Business Ethics
Glass Lewis’ ESG policy generally supports proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare. The Glass Lewis ESG policy supports proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Glass Lewis ESG policy supports reporting and reviewing a company’s political and charitable spending as well as its lobbying practices.

PART C: OTHER INFORMATION
Item 23. Exhibits

Exhibit No.	Exhibit

(a)(1)	Master Trust Agreement is incorporated by reference to Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (“SEC”) on May 24, 1991 (“Registration Statement”).

(a)(2)	Amendment No. 1 to Master Trust Agreement is incorporated by reference to the Registration Statement is filed herein.

(a)(3)	Amendment No. 2 to Master Trust Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A as filed with the SEC on July 22, 1991 (“Pre-Effective Amendment No. 1”).

(a)(4)	Amendment No. 3 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 6 (“Post-Effective Amendment No. 6”) to the Registration Statement on Form N-1A filed on March 18, 1994.

(a)(5)	Amendment No. 4 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 (“Post-Effective Amendment No. 34”) to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(6)	Amendment No. 5 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(7)	Amendment No. 6 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(8)	Amendment No. 7 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(9)	Amendment No. 8 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(10)	Amendment No. 9 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(11)	Amendment No. 10 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(12)	Amendment No. 11 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on July 29, 2002.

(a)(13)	Amendment No. 12 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on December 29, 2003.

(a)(14)	Amendment No. 13 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on December 29, 2003.

(a)(15)	Amendment No. 14 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on October 29, 2004.

(a)(16)	Amendment No. 15 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on October 28, 2005.

Exhibit No.	Exhibit

(a)(17)	Amendment No. 16 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on October 28, 2005.

(a)(18)	Amendment No. 17 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(a)(19)	Amendment No. 18 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on December 28, 2007.

(a)(20)	Amendment No. 19 to Master Trust Agreement is filed herein.

(b)(1)	Amended and Restated By-Laws, dated December 1, 2005, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(c)	Not Applicable.

(d)(1)	Investment Management Agreement, dated December 1, 2005, between the Registrant and The Consulting Group (“Consulting Group”), a division of Consulting Group Advisory Services LLC (“CGAS”, formerly Citigroup Investment Advisory Services LLC (“CIAS”)), is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on December 29, 2005.

(d)(2)	Investment Advisory Agreement, dated October 27, 2008, between Consulting Group and Wall Street Associates (“WSA”) relating to Small Capitalization Growth Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(3)	Investment Advisory Agreement, dated July 24, 2008, between Consulting Group and Philadelphia International Advisors LP (“PIA”) relating to International Equity Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(4)	Investment Advisory Agreement, dated July 9, 2008 between Consulting Group and Newgate Capital Management LLC (“Newgate”) relating to Emerging Markets Equity Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(5)	Investment Advisory Agreement, dated May 29, 2008, between Consulting Group and Westfield Capital Management Company (“Westfield”) relating to Large Capitalization Growth Investments and Small Capitalization Growth Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(6)	Investment Advisory Agreement, dated June 7, 2004, between Smith Barney Fund Management LLC (“SBFM”)(a predecessor to CGAS and CIAS) and Western Asset Management Company (“WAMCo”) relating to Core Fixed Income Investments, is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on October 29, 2004.

(d)(7)	Investment Advisory Agreement, dated July 1, 2004, between SBFM and Cambiar Investors, LLC (“Cambiar”) relating to Large Capitalization Value Equity Investments, is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on October 29, 2004.

(d)(8)	Investment Advisory Agreement, dated October 6, 2004, between SBFM and Pacific Investment Management Company LLC (“PIMCO”) relating to International Fixed Income Investments, is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on October 29, 2004.

Exhibit No.	Exhibit

(d)(9)	Investment Advisory Agreement, dated January 25, 2005, between SBFM and NFJ Investment Group L.P. (“NFJ”) relating to Large Capitalization Value Equity Investments, is incorporated by reference to Post Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on October 28, 2005.

(d)(10)	Investment Advisory Agreement, dated February 1, 2005, between SBFM and Delaware Management Company (“Delaware”), a series of Delaware Management Business Trust relating to Small Capitalization Value Equity Investments, is incorporated by reference to Post Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on October 28, 2005.

(d)(11)	Amendment to Investment Advisory Agreement, dated July 29, 2008, to the Investment Advisory Agreement dated February 1, 2005, between Citigroup Investment Advisory Services (“CIAS”)(now CGAS and formerly SBFM) and Delaware relating to Small Capitalization Value Equity Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(12)	Investment Advisory Agreement, dated October 17, 2005, between SBFM and McDonnell Investment Management, LLC (“McDonnell”) relating to Municipal Bond Investments, is incorporated by reference to Post Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on October 28, 2005.

(d)(13)	Investment Advisory Agreement, dated August 21, 2006, between Consulting Group and Delaware relating to Large Capitalization Growth Investments, is incorporated by reference to Post Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on December 29, 2006.

(d)(14)	Investment Advisory Agreement, dated October 4, 2006, between Consulting Group and PENN Capital Management Co., Inc. (“PENN Capital”) relating to High Yield Investments, is incorporated by reference to Post Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on December 29, 2006.

(d)(15)	Investment Advisory Agreement, dated October 4, 2006, between Consulting Group and Wells Capital Management Incorporated (“WellsCap”) relating to Large Capitalization Growth Investments, is incorporated by reference to Post Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on December 29, 2006.

(d)(16)	Investment Advisory Agreement, dated September 29, 2006, between Consulting Group and BlackRock Financial Management, Inc. (“BlackRock”) relating to Core Fixed Income Investments, is incorporated by reference to Post Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on December 29, 2006.

(d)(17)	Investment Advisory Agreement, dated March 16, 2007, between Consulting Group and Metropolitan West Asset Management LLC (“MetWest”) relating to Core Fixed Income Investments, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(18)	Investment Advisory Agreement, dated August 27, 2007, between Consulting Group and Schroder Investment Management North America Inc. (“SIMNA”) relating to International Equity Investments, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(19)	Investment Sub-Advisory Agreement, dated August 27, 2007, between SIMNA and Schroder Investment Management North America Ltd. is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(20)	Investment Advisory Agreement, dated May 12, 2000, between SSB Citi Fund Management LLC (“SSBCFM”, a predecessor advisor to CGAS and CIAS) and PIMCO relating to Core Fixed Income Investments (formerly Intermediate Fixed Income Investments) is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

Exhibit No.	Exhibit

(d)(21)	Investment Advisory Agreement, dated October 8, 2008, between Consulting Group and NFJ relating to Small Capitalization Value Equity Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(22)	Investment Advisory Agreement, dated September 18, 2000, between SSBCFM and Rutabaga Capital Management LLC (“Rutabaga”) relating to Small Capitalization Value Equity Investments, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(23)	Investment Advisory Agreement, dated January 2, 2009, between Consulting Group and The Dreyfus Corporation (“Dreyfus”) relating to Money Market Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(24)	Investment Advisory Agreement, dated October 8, 2001, between Consulting Group and WAMCo relating to High Yield Investments, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(25)	Investment Advisory Agreement, dated April 1, 2004, between Consulting Group and SSgA Funds Management, Inc. (“SSgA”) relating to Emerging Markets Equity Investments, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(26)	Amendment to Investment Advisory Agreement, dated April 1, 2004, between SBFM and Newgate relating to Emerging Markets Equity Investments, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(27)	Amendment to Investment Advisory Agreement, dated September 29, 2006, between Consulting Group and BlackRock, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)(28)	Investment Advisory Agreement, dated March 17, 2008, between Consulting Group and Marsico Capital Management, LLC (“Marsico”) relating to International Equity Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(29)	Investment Advisory Agreement, dated June 16, 2008, between Consulting Group and Thornburg Investment Management, Inc. (“Thornburg”) relating to International Equity Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(30)	Investment Advisory Agreement, dated January 8, 2009, between Consulting Group and Artisan Partners Limited Partnership (“Artisan”) relating to Large Capitalization Value Equity Investments, is filed herein.

(d)(31)	Investment Advisory Agreement, dated November 20, 2008, between Consulting Group and Cullen Capital Management, LLC (“Cullen Capital”) relating to Large Capitalization Value Equity Investments, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(d)(32)	Investment Advisory Agreement, dated January 7, 2009, between Consulting Group and Frontier Capital Management Co., LLC (“Frontier Capital”) relating to Large Capitalization Growth Investments, is filed herein.

(d)(33)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Delaware relating to Large Capitalization Growth Investments and Small Capitalization Value Equity Investments, is filed herein.

(d)(34)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Frontier Capital relating to Large Capitalization Growth Investments, is filed herein.

(d)(35)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and WellsCap relating to Large Capitalization Growth Investments, is filed herein.

Exhibit No.	Exhibit

(d)(36)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Westfield relating to Large Capitalization Growth Investments and Small Capitalization Growth Investments, is filed herein.

(d)(37)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Artisan relating to Large Capitalization Value Equity Investments, is filed herein.

(d)(38)	Interim Investment Advisory Agreement, dated July 1, 2009, between Consulting Group and Cambiar relating to Large Capitalization Value Equity Investments, is filed herein.

(d)(39)	Interim Investment Advisory Agreement, dated July 1, 2009, between Consulting Group and Cullen Capital relating to Large Capitalization Value Equity Investments, is filed herein.

(d)(40)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and NFJ relating to Large Capitalization Value Equity Investments and Small Capitalization Value Equity Investments, is filed herein.

(d)(41)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and WSA relating to Small Capitalization Growth Investments, is filed herein.

(d)(42)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Rutabaga relating to Small Capitalization Value Equity Investments, is filed herein.

(d)(43)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Marsico relating to International Equity Investments, is filed herein.

(d)(44)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and PIA relating to International Equity Investments, is filed herein.

(d)(45)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and SIMNA relating to International Equity Investments, is filed herein.

(d)(46)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Thornburg relating to International Equity Investments, is filed herein.

(d)(47)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Lazard Asset Management LLC (“Lazard”) relating to Emerging Markets Equity Investments, is filed herein.

(d)(48)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Newgate relating to Emerging Markets Equity Investments, is filed herein.

(d)(49)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and SSgA relating to Emerging Markets Equity Investments, is filed herein.

(d)(50)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and BlackRock relating to Core Fixed Income Investments, is filed herein.

(d)(51)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and MetWest relating to Core Fixed Income Investments, is filed herein.

(d)(52)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and PIMCO relating to Core Fixed Income Investments (formerly Intermediate Fixed Income Investments), is filed herein.

(d)(53)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and PIMCO relating to International Fixed Income Investments, is filed herein.

(d)(54)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and WAMCo relating to Core Fixed Income Investments and High Yield Investments, is filed herein.

(d)(55)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and PENN Capital relating to High Yield Investments, is filed herein.

(d)(56)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and McDonnell relating to Municipal Bond Investments, is filed herein.

Exhibit No.	Exhibit

(d)(57)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Dreyfus relating to Money Market Investments, is filed herein.

(e)	Distribution Agreement, dated June 5, 2000, between the Registrant and Salomon Smith Barney Inc. (now Citigroup Global Markets Inc.) is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(f)	Not Applicable.

(g)(1)	Custodian Services Agreement, dated as of January 1, 2007, between the Trust and Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on December 29, 2006.

(g)(2)	Amendment to Custodian Services Agreement, dated as of January 1, 2007, between the Trust and BBH is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(h)(1)	Transfer Agency and Services Agreement, dated January 1, 2006, between the Trust and PFPC Inc. (now PNC Global investor Servicing Inc.) is incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on December 29, 2006.

(h)(2)	Administration Agreement, dated October 6, 2006, and effective January 1, 2007, between the Trust and BBH is incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on December 29, 2006.

(i)	Opinion of Willkie Farr & Gallagher LLC, including Consent, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j)	Consent of [ ], an Independent Registered Public Accounting Firm dated [ ], to be filed by amendment.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for CGAS and Consulting Group Capital Markets Funds, dated June 1, 2009 as revised October 28, 2009, is filed herein.

(p)(2)	Code of Ethics for Artisan, dated August 3, 2009, is filed herein.

(p)(3)	Code of Ethics for BlackRock, dated January 26, 2009, is filed herein.

(p)(4)	Code of Ethics for Cambiar, dated August 2008, is filed herein.

(p)(5)	Code of Ethics for Cullen Capital, dated November 1, 2008, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(p)(6)	Code of Ethics for Delaware, dated September 2, 2008, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

Exhibit No.	Exhibit

(p)(7)	Code of Ethics of Frontier Capital, dated October 23, 2007, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(p)(8)	Code of Ethics of Marsico, dated September 1, 2008, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(p)(9)	Code of Ethics for McDonnell, dated March 31, 2009, is filed herein.

(p)(10)	Code of Ethics for MetWest, dated November 2008, is filed herein.

(p)(11)	Code of Ethics for Newgate, dated May 17, 2007, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(p)(12)	Code of Ethics for NFJ, dated February 2, 2009, is filed herein.

(p)(13)	Code of Ethics for PIMCO, dated May 1, 2009, is filed herein.

(p)(14)	Code of Ethics for PENN Capital, dated October 29, 2008, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(p)(15)	Code of Ethics for PIA, dated February 1, 2005, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(p)(16)	Code of Ethics for Rutabaga, dated October 2004, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(p)(17)	Code of Ethics for SIMNA Limited, dated January 26, 2006, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(p)(18)	Code of Ethics for SIMNA, dated September 14, 2007, is filed herein.

(p)(19)	Code of Ethics for Bank of New York Mellon Corporation (on behalf of Dreyfus), dated July 2007, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(p)(20)	Code of Ethics for SSgA, dated May 2007, is incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on December 28, 2007.

(p)(21)	Code of Ethics for Thornburg, dated April 2009, is filed herein.

(p)(22)	Code of Ethics for WSA, dated December 2008, is filed herein.

(p)(23)	Code of Ethics for WellsCap, dated March 2008, is filed herein.

(p)(24)	Code of Ethics for WAMCo, dated July 2007, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(p)(25)	Code of Ethics for Westfield, dated May 1, 2008, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(q)(1)	Power of Attorney, dated November 28, 2007, is incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on December 28, 2007.

Exhibit No.	Exhibit

(q)(2)	Power of Attorney, dated October 6, 2008, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.
Item 24. Persons Controlled by or Under Common Control with Registrant
     None.
Item 25. Indemnification
     Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.
Item 26(a). Business and Other Connections of Investment Advisors
Investment Manager — The Consulting Group
     The Consulting Group and its predecessor have been in the investment consulting business since 1973. The Consulting Group is a division of Consulting Group Advisory Services LLC (“CGAS”), formerly known as Citigroup Investment Advisory Services LLC. CGAS was incorporated in 2005 under the laws of the State of Delaware and was reorganized as a Delaware limited liability company in 2009. CGAS and the Consulting Group are each businesses of Morgan Stanley Smith Barney Holdings LLC.
     The list required by this Item 26 of officers and directors of CGAS and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Form ADV filed by CGAS on behalf of Consulting Group pursuant to the Advisers Act (SEC File No. 801-64791).
Item 26(b). Business and Other Connections of Advisors
Advisors — Artisan Partners Limited Partnership
     Artisan Partners Limited Partnership (“Artisan”), serves as an investment advisor to Large Capitalization Value Equity Investments. Artisan is located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. Artisan Investment Corp has a controlling interest in Artisan.
     The list required by Item 26 of officers and directors of Artisan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Artisan pursuant to the Advisers Act (SEC File No. 801-48435).
Advisors — BlackRock Financial Management, Inc.
     BlackRock Financial Management, Inc. (“BlackRock”) serves as an investment advisor to Core Fixed Income Investments. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock’s principal executive offices are located at 40 East 52nd St., New York, NY 10022.
     The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).
Advisors — Cambiar Investors, LLC
     Cambiar Investors, LLC (“Cambiar”), serves as an investment advisor to Large Capitalization Value Equity Investments. Cambiar provides investment advisory services to individuals and institutions. Cambiar’s principal executive offices are located at 2401 E. Second Avenue, Suite 400, Denver, CO 80206.
     The list required by this Item 26 of officers and directors of Cambiar, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cambiar pursuant to the Advisers Act (SEC File No. 801-60541).

Advisors — Cullen Capital Management, LLC
     Cullen Capital Management, LLC (“Cullen”), serves as an investment advisor to Large Capitalization Value Equity Investments. Cullen provides investment advisory services to investment companies. Cullen’s principal executive offices are located at 645 Fifth Avenue, New York, NY 10022.
     The list required by this Item 26 of officers and directors of Cullen, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cullen pursuant to the Advisers Act (SEC File No. 801-57576).
Advisors — Delaware Management Company
     Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”), serves as an investment advisor to Small Capitalization Value Equity Investments and Large Capitalization Growth Investments. Delaware is a wholly-owned subsidiary of Lincoln Financial Group and is located at 2005 Market Street, Philadelphia, PA 19103.
     The list required by this Item 26 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Delaware pursuant to the Advisers Act (SEC File No. 801-32108).
Advisors — The Dreyfus Corporation
          The Dreyfus Corporation (“Dreyfus”) serves as investment advisor to Money Market Investments. Dreyfus has been registered as an investment advisor under the Advisers Act since 2008. Dreyfus provides investment advisory services to individuals and institutions. Dreyfus’ principal executive offices are located at 200 Park Avenue, 8th Floor, New York, NY 10166.
          The list required by this Item 26 of officers and directors of Dreyfus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Dreyfus pursuant to the Advisers Act (SEC File No. 801-8147).
Advisors — Frontier Capital Management Co., LLC
          Frontier Capital Management (“Frontier”) serves as an investment advisor to Large Capitalization Growth Investments. Affiliated Managers Group Inc. owns a majority interest in Frontier, located at 99 Summer Street, Boston, MA 02110.
          The list required by Item 26 of officers and directors of Frontier, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Frontier pursuant to the Advisers Act (SEC File No. 801-15724).
Advisors — Lazard Asset Management LLC
          Lazard Asset Management LLC (“Lazard”) serves as an investment advisor to Emerging Markets Equity Investments. Lazard provides investment advisory services to individuals and institutions. Lazard’s principal executive offices are located at 30 Rockefeller Plaza, New York, NY 10112.
          The list required by this Item 26 of officers and directors of Lazard, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).
Advisors — Marsico Capital Management, LLC
          Marsico Capital Management, LLC (“Marsico”) serves as an investment advisor to International Equity Investments. Marsico has been registered as an investment advisor under the Advisers Act since 1997. Marsico is the investment adviser of various institutional clients. Marsico’s principal executive offices are located at 1200 17th Street, Suite 1600, Denver, CO 80202.
          The list required by this Item 26 of officers and directors of Marsico, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Marsico pursuant to the Advisers Act (SEC File No. 801-54914).
Advisors — McDonnell Investment Management, LLC
          McDonnell Investment Management, LLC (“McDonnell”), serves as an investment advisor to Municipal Bond Investments. McDonnell is primarily a fixed income manager. McDonnell’s principal executive offices are located at 1515 W. 22nd Street, 11th Floor, Oak Brook, IL 60523.
          The list required by this Item 26 of officers and directors of McDonnell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by McDonnell pursuant to the Advisers Act (SEC File No. 801-60399).
Advisors — Metropolitan West Asset Management LLC
          Metropolitan West Asset Management, LLC (“MWAM”), serves as investment adviser to Core Fixed Income Investments. MWAM provides investment advisory services to individual and institutional clients. MWAM’s principal executive offices are located at 11766 Wilshire Blvd., Suite 1500, Los Angeles, CA 90025.
          The list required by this Item 26 of officers and directors of MWAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MWAM pursuant to the Advisers Act (SEC File No. 801-53332)
Advisors — Newgate Capital Management LLC
          Newgate Capital Management, LLC (“Newgate”), serves as an investment advisor to Emerging Markets Equity Investments. Newgate provides investment advisory services to individuals and institutions. Newgate’s principal executive offices are located at One Sound Shore Drive, Greenwich, CT 06830.
          The list required by this Item 26 of officers and directors of Newgate, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Newgate pursuant to the Advisers Act (SEC File No. 801-17465).
Advisors — NFJ Investment Group, L.P.
          NFJ Investment Group, L.P. (“NFJ”) serves as an investment advisor to Small Capitalization Value Equity Investments and Large Capitalization Value Equity Investments. NFJ has been registered as an investment advisor under the Advisors Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ’s principal executive offices are located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.
          The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-47940).
Advisors — Pacific Investment Management Company LLC
     Pacific Investment Management Company LLC (“PIMCO”) serves as an investment advisor to Core Fixed Income Investments and International Fixed Income Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutions and retail clients. PIMCO’s principal executive offices are located at 840 Newport Center Drive, Newport Beach, CA 92660.

     The list required by this Item 26 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).
Advisors — PENN Capital Management Co., Inc.
     PENN Capital Management Co., Inc. (“PENN Capital”) serves as investment advisor to High Yield Investments. PENN Capital provides investment advisory services to individual and institutional clients. PENN Capital’s principal executive offices are located at Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, PA 19112.
     The list required by this Item 26 of officers and directors of PENN Capital, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PENN Capital pursuant to the Advisers Act (SEC File No. 801-31452).
Advisors — Philadelphia International Advisors LP
     Philadelphia International Advisors LP (“PIA”) serves as investment advisor to International Equity Investments. PIA has been registered as an investment advisor under the Advisors Act since 2002. PIA provides investment advisory services to individuals and institutions. PIA’s principal executive offices are located at One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, PA 19103.
     The list required by this Item 26 of officers and directors of PIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIA pursuant to the Advisers Act (SEC File No. 801-60785).
Advisors — Rutabaga Capital Management LLC
     Rutabaga Capital Management, LLC (“Rutabaga”) serves as an investment advisor to Small Capitalization Value Equity Investments. Rutabaga has been registered as an investment advisor under the Advisors Act since 1999. Rutabaga provides investment advisory services to institutional clients. Rutabaga’s principal executive offices are located at 64 Broad Street, Boston, MA 02109.
     The list required by this Item 26 of officers and directors of Rutabaga, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Rutabaga pursuant to the Advisers Act (SEC File No. 801-56233).
Advisors — Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd. (“Schroders”)
     Schroders serves as investment adviser to International Equity Investments. Schroders provides investment advisory services to individual and institutional clients. Schroders’ principal executive offices are located at 875 Third Avenue, 22nd Floor, New York, NY 10022.
     The list required by this Item 26 of officers and directors of Schroders, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).
Advisors — SSgA Funds Management, Inc.
     SSgA Funds Management, Inc. (“SSgA”) serves as an investment advisor to Emerging Markets Equity Investments. SSgA provides investment advisory services to a number of individual and institutional clients. SSgA’s principal executive offices are located at State Street Financial Center, One Lincoln Street,, Boston, MA 02111-2900.
     The list required by this Item 26 of officers and directors of SSgA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SSgA pursuant to the Advisers Act (SEC File No. 801-60103).
Advisors — Thornburg Investment Management, Inc.
     Thornburg Investment Management, Inc. (“Thornburg”) serves as an investment advisor to International Equity Investments. Thornburg has been registered as an investment advisor under the Advisers Act since 1982. Thornburg is the investment adviser of various institutional clients. Thornburg’s principal executive offices are located at 2300 North Ridgetop Road, Santa Fe, NM 87506.
     The list required by this Item 26 of officers and directors of Thornburg, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Thornburg pursuant to the Advisers Act (SEC File No. 801-17853).
Advisors — Wall Street Associates LLC
     Wall Street Associates LLC (“WSA”) serves as an investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA’s principal executive offices are located at 1200 Prospect Street, Suite 100, La Jolla, CA 92037.
     The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No. 801-30019).
Advisors — Wells Capital Management Incorporated
     Wells Capital Management Incorporated (“WellsCap”) serves as investment advisor to Large Capitalization Growth Investments. WellsCap provides investment advisory services to individual and institutional clients. WellsCap’s principal executive offices are located at 525 Market Street, 10th Floor, San Francisco, CA 94105.
     The list required by this Item 26 of officers and directors of WellsCap, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WellsCap pursuant to the Advisers Act (SEC File No. 801-21122).
Advisors — Western Asset Management Company
     Western Asset Management Company (“WAMCo”) serves as investment advisor to Core Fixed Income Investments and High Yield Investments. WAMCo has been registered as an investment advisor under the Advisers Act since 1971. WAMCo serves as an investment advisor to institutions and retail clients. WAMCo’s principal executive offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.
     The list required by this Item 26 of officers and directors of WAMCo, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WAMCo pursuant to the Advisers Act (SEC File No. 801-8162).
Advisors — Westfield Capital Management Company, LLC
     Westfield Capital Management Company, LLC (“Westfield”) serves as an investment advisor to Small Capitalization Growth Investments and Large Capitalization Growth Investments. Westfield is the investment adviser of various institutional clients. Westfield’s principal executive offices are located One Financial Center, 24th Floor, Boston, MA 02111.
     The list required by this Item 26 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westfield pursuant to the Advisers Act (SEC File No. 801-34350).

Item 27. Principal Underwriters
(a)	Citigroup Global Markets Inc. (“CGMI”), the distributor of the Registrant, is the distributor for each series of Consulting Group Capital Markets Funds.

(b)	The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c)	Not applicable.
Item 28. Location of Accounts and Records
Consulting Group Capital Markets Funds
222 Delaware Avenue, 7th Floor
Wilmington, DE 19801
Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA 02109
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Citigroup Global Markets Inc.; Citigroup Investment Advisory Services Inc.
485 Lexington Avenue
New York, NY 10017
787 Seventh Avenue

New York, NY 10019
PNC Global Investor Servicing Inc.
P. O. Box 9699
Providence, RI 02940-9699
Item 29. Management Services
Not Applicable.
Item 30. Undertakings
Not Applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 30th day of October 2009.
CONSULTING GROUP CAPITAL MARKETS FUNDS

By:	/s/ JAMES J. TRACY James J. Tracy, Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ JAMES J. TRACY James J. Tracy	Chief Executive Officer	October 30, 2009

/s/ JAMES F. WALKER James F. Walker	Chief Financial Officer	October 30, 2009

	Trustee	October 30, 2009
Walter E. Auch *

	Trustee	October 30, 2009
Adela Cepeda **

	Trustee	October 30, 2009
H. John Ellis *

	Trustee	October 30, 2009
Laurie A. Hesslein *

	Trustee	October 30, 2009
Armon E. Kamesar *

	Trustee	October 30, 2009
Stephen E. Kaufman *

	Trustee	October 30, 2009
W. Thomas Matthews*

	Trustee	October 30, 2009
John J. Murphy *

	Trustee	October 30, 2009
Mark J. Reed*

*	Signed pursuant to power of attorney dated November 28, 2007.

**	Signed pursuant to a power of attorney dated October 6, 2008.

/s/ PAUL F. GALLAGHER Paul F. Gallagher
Secretary	October 30, 2009

Exhibit Index

(a)(2)	Amendment No. 1 to Master Trust Agreement.

(a)(20)	Amendment No. 19 to Master Trust Agreement.

(d)(30)	Investment Advisory Agreement, dated January 8, 2009, between Consulting Group and Artisan relating to Large Capitalization Value Equity Investments.

(d)(32)	Investment Advisory Agreement, dated January 7, 2009, between Consulting Group and Frontier Capital relating to Large Capitalization Growth Investments.

(d)(33)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Delaware relating to Large Capitalization Growth Investments and Small Capitalization Value Equity Investments.

(d)(34)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Frontier Capital relating to Large Capitalization Growth Investments.

(d)(35)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and WellsCap relating to Large Capitalization Growth Investments.

(d)(36)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Westfield relating to Large Capitalization Growth Investments and Small Capitalization Growth Investments.

(d)(37)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Artisan relating to Large Capitalization Value Equity Investments.

(d)(38)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Cambiar relating to Large Capitalization Value Equity Investments.

(d)(39)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Cullen Capital relating to Large Capitalization Value Equity Investments.

(d)(40)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and NFJ relating to Large Capitalization Value Equity Investments.

(d)(41)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and WSA relating to Small Capitalization Growth Investments.

(d)(42)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Rutabaga relating to Small Capitalization Value Equity Investments.

(d)(43)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Marsico relating to International Equity Investments.

(d)(44)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and PIA relating to International Equity Investments.

(d)(45)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and SIMNA relating to International Equity Investments.

(d)(46)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Thornburg relating to International Equity Investments.

(d)(47)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Lazard relating to Emerging Markets Equity Investments.

(d)(48)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Newgate relating to Emerging Markets Equity Investments.

(d)(49)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and SSgA relating to Emerging Markets Equity Investments.

(d)(50)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and BlackRock relating to Core Fixed Income Investments.

(d)(51)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and MetWest relating to Core Fixed Income Investments.

(d)(52)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and PIMCO relating to Core Fixed Income Investments (formerly Intermediate Fixed Income Investments).

(d)(53)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and PIMCO relating to International Fixed Income Investments.

(d)(54)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and WAMCo relating to Core Fixed Income Investments and High Yield Investments.

(d)(55)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and PENN Capital relating to High Yield Investments.

(d)(56)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and McDonnell relating to Municipal Bond Investments.

(d)(57)	Interim Investment Advisory Agreement, dated June 1, 2009, between Consulting Group and Dreyfus relating to Money Market Investments.

(p)(1)	Code of Ethics for Consulting Group Advisory Services LLC and Consulting Group Capital Markets Funds, dated June 1, 2009, as revised October 28, 2009.

(p)(2)	Code of Ethics for Artisan dated August 3, 2009.

(p)(3)	Code of Ethics for BlackRock dated January 26, 2009.

(p)(4)	Code of Ethics for Cambiar dated August 2008.

(p)(9)	Code of Ethics for McDonnell dated March 31, 2009.

(p)(10)	Code of Ethics for MetWest dated November 2008.

(p)(12)	Code of Ethics for NFJ dated February 2, 2009.

(p)(13)	Code of Ethics for PIMCO dated May 1, 2009.

(p)(18)	Code of Ethics for SIMNA dated September 14, 2007.

(p)(21)	Code of Ethics for Thornburg dated April 2009.

(p)(22)	Code of Ethics for WSA dated December 2008.

(p)(23)	Code of Ethics for WellsCap dated March 2008.